As filed with the Securities and Exchange Commission on April 1, 2015
1933 Act Registration No. 333-155333
1940 Act Registration No. 811-08559
CIK No. 0001051629

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 19
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 120
Lincoln Life & Annuity Flexible Premium Variable Life Account M
(Exact Name of Registrant)
Lincoln AssetEdge® VUL
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
(Exact Name of Depositor)
100 Madison Street, Suite 1860
Syracuse, NY 13202
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (315) 428-8400
Robert O. Sheppard, Esquire
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
(Name and Address of Agent for Service)
Copy to:
John L. Reizian
The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103
Approximate Date of Proposed Public Offering: Continuous
Title of Securities being registered:
Indefinite Number of Units of Interest in Variable Life Insurance Contracts.
An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to
Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ended
December 31, 2014 was filed March 24, 2015.
It is proposed that this filing will become effective:
/ /	immediately upon filing pursuant to paragraph (b)
/X/	on May 1, 2015 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ /	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be October 18, 2013.

Supplement Dated May 1, 2015 to Prospectuses Dated May 1, 2015

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Products: VULCV-IV, VULDB-IV, AssetEdge® VUL, AssetEdge® Exec VUL

LLANY Separate Account R for Flexible Premium Variable Life

Products: SVUL-IV, PreservationEdge® SVUL

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Products: LCV5, Lincoln Corporate Commitment VUL

Issued by Lincoln Life & Annuity Company of New York

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy.  A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement.  Except as amended by this supplement, all information in your product prospectus applies.  The funds and their investment advisers/sub-advisers and objectives are listed below.

M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

•                  M Capital Appreciation Fund: Maximum capital appreciation.

(Subadvised by Frontier Capital Management Company LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M International Equity Fund: Long-term capital appreciation.

(Subadvised by Northern Cross, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Growth Fund: Long-term capital appreciation.

(Subadvised by DSM Capital Partners, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Value Fund: Long-term capital appreciation.

(Subadvised by AJO, LP)
This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

Lincoln Life & Annuity Flexible Premium Variable Life Account M
Lincoln Life & Annuity Company of New York
Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860
Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 487-1485

A Flexible Premium Variable Life Insurance Policy

This prospectus describes Lincoln AssetEdge® VUL, a flexible premium variable life insurance contract (the “Policy”), offered by Lincoln Life & Annuity Company of New York (“Lincoln Life”, “the Company”, “We”, “Us”, “Our”). This same individual Policy may also be made available for purchase by entities and businesses in instances for use on a multi-life basis when the Insured people share a common employment or business relationship. When marketed to such entities and businesses to insure such persons (known as marketing on a multi-life basis), the Policy is referred to as the Lincoln AssetEdge® Exec VUL. If applied for in these circumstances, differing requirements regarding underwriting and optional features would apply. The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The Policy described in this prospectus is available only in New York.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M, established on November 24, 1997 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP® Trust
•	Deutsche Variable Series II
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	PIMCO Variable Insurance Trust

Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
Prospectus Dated: May 1, 2015

POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy this prospectus describes is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s and Underlying Fund's objective and risk is found in this prospectus and in each Underlying Fund’s prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
In addition to paying sufficient Premiums and being cognizant of the impact of outstanding Policy Loans and Partial Surrenders on policy values, your Policy may include two No-Lapse periods.
Your Policy may provide for a 20 year No-Lapse period and a 10 year No-Lapse period. If this provision is in effect and you pay the respective Premiums required by these provisions, your Policy will not enter the Grace Period and lapse during the applicable 20 year or 10 year period even if the Net Accumulation Value of your Policy is insufficient to cover the Monthly Deductions. Both provisions require that you have elected either Death Benefit Option 1 or Death Benefit Option 2; these provisions are not available if you select Death Benefit Option 3. Once the applicable 20 year or 10 year coverage period ends, if the Net Accumulation Value of your Policy is insufficient to cover the Monthly Deductions, your Policy may enter the Grace Period and lapse even if you pay the respective Premiums which you were required to pay during those periods. (See section headed “No-Lapse Provision” for more information about these provisions, including information about the death benefit payable.)
Decreasing Death Benefit.  Any outstanding Policy Loans and any amount that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Surrender Charges are assessed if you surrender your Policy within the first 10-15 Policy Years. There is no Surrender Charge assessed if you partially surrender your Policy; however a Surrender Charge may be assessed if you specifically request a Reduction in Specified Amount within the first 10 Policy Years or within ten Policy Years from the date of an increase in Specified Amount. (See the section headed “Surrender Charges” for a detailed discussion of when Surrender Charges are assessed.) Full or Partial Surrenders may result in tax consequences. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse.
Tax Consequences.  As noted in greater detail in the section headed “Tax Issues”, the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.
Tax Treatment Of Life Insurance Contracts. Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Attack. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, (any third party administrator), the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing orders from our website or with the Underlying Funds, impact our ability to calculate values, cause the release and possible destruction of confidential customer or business information, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning and surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
The following Tables apply to Policies issued on or after November 2, 2009. For all other Policies, see tables in Appendix B.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge as a percentage of Premiums paid (Premium Load). Note: Includes 3.0% charge for state and federal tax obligations.	When you pay a Premium.	3.5%[1]
Surrender Charge*2

Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
A dollar amount per $1,000 of Specified Amount	For up to 15 years from the Policy Date and up to 15 years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Full Surrender of your Policy. For up to 10 years from the Policy Date or up to 10 years from the Effective Date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Reduction in Specified Amount.
Maximum Charge		$46.47 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco, in year one.		$27.69 per $1,000.
Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.
[1]	The Maximum Sales Charge Imposed on Premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 5.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.
[2]	During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)
Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.

Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
Maximum Charge[1]		$83.33 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco, in year one.		$0.23 per $1,000.
Mortality and Expense Risk Charge (“M&E”)	Daily (at the end of each Valuation Day).	A percentage of the value of the Separate Account, guaranteed not to exceed an effective annual rate of 0.15% in years 1-15 and 0% in Policy Years 16 and later.
Administrative Fee*	Monthly
Flat fee; plus		$10 in all years
For the first 10 Policy Years from Policy Date or increase in Specified Amount, a monthly fee per $1,000 of Initial Specified Amount or increase in Specified Amount:
Maximum Charge		$1.25 per $1,000.
Minimum Charge		$0.01 per $1,000.
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco.		$0.29 per $1,000.
Policy Loan Interest	Annually	4.0% annually of the amount held in the Loan Account.[2]
Exec Enhanced Surrender Value Rider – Multi-Life Basis (Lincoln AssetEdge® Exec VUL)	Monthly (in Policy Years 2-5 only)
A dollar amount per $1,000 of Initial Specified Amount.
Option 1		$0.05 per $1,000.[3]

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Option 2		$0.075 per $1,000.[3]
Overloan Protection Rider	One-time charge when benefit is elected	Maximum charge of 5.0% of the then current Accumulation Value.[4]
Optional Rider Charges		Individualized based on whether optional Rider(s) selected.
Change of Insured Rider	N/A	There is no charge for this rider.
Waiver of Monthly Deduction Rider[5]	Monthly
A percentage of all other covered monthly charges.
Maximum Charge		12.0%
Minimum Charge		2.0%
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco.		3.5%
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.
[1]	Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[2]	Effective annual interest rate of 4.0% in years 1-10, and 3.10% in years 11 and later. Although deducted annually, interest accrues daily. As described in the section headed “Policy Loans”, when you request a Policy Loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company’s General Account. Amounts in the Loan Account are credited with interest at an effective annual rate guaranteed not to be less than 3.0%. The net cost of your loan (that is, the difference between the interest rate charged on amounts borrowed and the interest rate credited to amounts held in the Loan Account) is 1.0% in Policy Years 1-10 and 0.1% in Policy Years 11 and later.
[3]	This rider is required and will automatically be issued for policies applied for on a multi-life basis (Lincoln AssetEdge® Exec VUL) and the Owner of the Policy will have the opportunity to elect a higher Enhanced Surrender Value (Option 2). See section headed “Exec Enhanced Surrender Value Rider – Multi-Life Basis” in the Riders section of this prospectus for a more detailed discussion.
[4]	Accumulation Value of the Policy is the sum of the Fixed Account value, the Separate Account Value, and the Loan Account Value. See “Policy Values” section for detailed discussion of how each value is calculated.
[5]	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. “Covered monthly charges” are the Monthly Deductions under the Policy: the Cost of Insurance Charge, Administrative Fee, and the cost of any riders. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial advisor.
Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.

These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	2.40% [1]	0.21%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 1.71%. These waivers and reductions generally extend through April 30, 2016 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated in New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the

Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.48% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 99% of the first year Premium and 27% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company’s General Account, which supports insurance and annuity obligations.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. The success of the advisor’s risk management strategy depends, in part, on the advisor’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Underlying Fund’s benefit. There is no guarantee that the strategy can achieve or maintain the Underlying Fund’s optimal risk targets. The Underlying Fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the Underlying Fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Underlying Fund may not perform as expected. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-487-1485 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital. (formerly AllianceBernstein VPS Global Thematic Growth Portfolio)
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital.
(formerly AllianceBernstein VPS Growth and Income Portfolio)
This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital.
(formerly AllianceBernstein VPS International Value Portfolio)
This fund is available only to existing Owners as of May 21, 2012. Consult your financial advisor.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital. (formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio)
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	Inflation Protection Fund (Class I): Long-term total return using a strategy that seeks to protect against U.S. inflation.
This fund is available only to existing Owners as of May 17, 2010. Consult your financial advisor.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Capital growth.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	Global Allocation V.I. Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income. This fund is available only to existing Owners as of May 17, 2010. Consult your financial advisor.
•	Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.

•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Standard Class): Capital appreciation.
•	Smid Cap Growth Series (Standard Class): Long-term capital appreciation.
•	U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Growth Portfolio (Service Class): To achieve capital appreciation.
•	Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Overseas Portfolio (Service Class): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund and the Templeton Global Bond VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return. This fund will be available on or about May 11, 2015. Consult your financial advisor.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Core Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Emerging Markets Managed Volatility Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
(formerly LVIP BlackRock Emerging Markets RPM Fund)
•	LVIP BlackRock Equity Dividend Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
(formerly LVIP BlackRock Equity Dividend RPM Fund)
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.

•	LVIP BlackRock U.S. Opportunities Managed Volatility Fund (Standard Class): Long-term capital appreciation. This fund will be available on or about May 11, 2015. Consult your financial advisor.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation. This fund will be available on or about May 11, 2015. Consult your financial advisor.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Foundation® Aggressive Allocation Fund (Standard Class)*: Long-term capital growth. This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Dimensional International Core Equity Fund (Standard Class): Long-term capital appreciation. This fund will be available on or about May 11, 2015. Consult your financial advisor.
•	LVIP Dimensional International Core Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation. (formerly LVIP Dimensional Non-U.S. Equity RPM Fund)
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class)*: Long-term capital appreciation.
(formerly LVIP Delaware Growth and Income Fund)
This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation. This fund will be available on or about May 11, 2015. Consult your financial advisor.
•	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation. (formerly LVIP Dimensional U.S. Equity RPM Fund)
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class)(2): Total return consistent with preservation of capital.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.
(formerly LVIP Managed Risk Profile Conservative Fund)
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
(formerly LVIP Managed Risk Profile Growth Fund)
•	LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
(formerly LVIP Managed Risk Profile Moderate Fund)
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Standard Class)(2): Capital appreciation and current income. (formerly LVIP Invesco Diversified Equity-Income RPM Fund)
•	LVIP Ivy Mid Cap Growth Managed Volatility Fund (Standard Class): Capital appreciation. (formerly LVIP Columbia Small-Mid Cap Growth RPM Fund)

•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation. (formerly LVIP JPMorgan Mid Cap Value RPM Fund)
•	LVIP Managed Risk Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.
•	LVIP Managed Risk Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.
•	LVIP Managed Risk Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.
•	LVIP Managed Risk Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class)(2): Long-term growth of capital. (formerly LVIP Multi-Manager Global Equity RPM Fund)
•	LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSgA Conservative Structured Allocation Fund: (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSgA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSgA Global Tactical Allocation Managed Volatility Fund (Standard Class)(2): Long-term growth of capital. (formerly LVIP SSgA Global Tactical Allocation RPM Fund)
•	LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSgA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

•	LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSgA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSgA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP Templeton Growth Managed Volatility Fund (Standard Class): Long-term capital growth. (formerly LVIP Templeton Growth RPM Fund)
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class)(2): High level of current income and growth of capital, with an emphasis on growth of capital.
This fund will be available on or about May 11, 2015. Consult your financial advisor.
•	LVIP UBS Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital. (formerly LVIP UBS Large Cap Growth RPM Fund)
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP VIP Mid Cap Managed Volatility Portfolio (Standard Class)(2): Capital appreciation. (formerly LVIP VIP Mid Cap RPM Portfolio)
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth. (formerly LVIP Capital Growth Fund)
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (formerly LVIP Mid-Cap Value Fund)
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	Growth Series (Initial Class): Capital appreciation.
•	Total Return Series (Initial Class): Total return. This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.
•	Utilities Series (Initial Class): Total return.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return.
*	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(1)	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by Licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S& P, their respective affiliates, or their third party licensors and none of SPDJI, Dow Jones, S&P nor their respective affiliates or third party licensors make any representation regarding the advisability of investing in such product(s).
(2)	These are “Fund of Funds” and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new Underlying Fund if:
1)	the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or
2)	the Sub-Account has not attracted significant Owner allocations; or
3)	in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.
We will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced
We may choose to add or remove Sub-Accounts as investment options under the Policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	change the investment objective of the Separate Account;
•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	deregister the Separate Account; or
•	combine the Separate Account with another separate account.
We will notify you of any change that is made.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by an Underlying Fund is contained in each Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge, unless you and we agree otherwise in writing. Currently we will permit you to designate the specific Sub-Accounts and/or the Fixed Account from which you wish Monthly Deductions to be deducted. However, we reserve the right to terminate or change this practice upon notice to you.
If you have selected designated Sub-Accounts, and in a given month there is not sufficient value in one or more of those Sub-Accounts to cover the Monthly Deduction, we will deduct the remaining Monthly Deduction pro rata from the Sub-Accounts which have value. The Monthly Deductions are made on the “Monthly Anniversary Day,” the Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. You may select or change designated Sub-Accounts at any time prior to a Monthly Anniversary Day by contacting our Administrative Office.
If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse. (Please see the “Lapse and Reinstatement” section of this prospectus.)

Premium Load; Net Premium Payment
We make a deduction from each Premium Payment. This amount, referred to as “Premium Load,” covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 3.5% from each Premium Payment. The Premium Payment, net of the Premium Load, is called the “Net Premium Payment.”
Surrender Charges
General:
Your Policy gives you the right to (i) fully surrender your Policy (a “Full Surrender”) and receive the Accumulation Value of the Policy less any applicable Surrender Charges (which is called the Policy's “Surrender Value”); (ii) partially surrender your Policy and receive from the Accumulation Value of your Policy the amount you specifically request in cash (a “Partial Surrender”); and (iii) request a Reduction in Specified Amount of your Policy (a “Reduction in Specified Amount”). The “Accumulation Value” of your Policy is the sum of the Fixed Account value, the Separate Account Value, and the Loan Account Value (see section headed “Premiums - Policy Values” for discussion of how these values are calculated). In addition, Partial Surrenders are limited to 90% of the Policy's Surrender Value (see section headed “Policy Surrenders - Partial Surrenders” for a detailed discussion).
A “Surrender Charge” may apply if you request a Full Surrender or a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy. No Surrender Charge is imposed if you request a Partial Surrender.
The Surrender Charge varies by age of the Insured, the number of years since the “Policy Date” or the date of an increase in Specified Amount, and the Specified Amount. (See section headed “Your Insurance Policy” for a discussion of Policy Date.) The Surrender Charge will never exceed $46.47 per $1,000 of Specified Amount for Policies issued on or after November 2, 2009.  For all other Policies, the Surrender Charge will never exceed $47.16 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included with each Policy when issued. That schedule will calculate for you for each year during which a Surrender Charge based upon the Initial Specified Amount will be imposed, the result of multiplying (a) the amount per $1,000 of Initial Specified Amount by (b) the Initial Specified Amount divided by 1,000.
If you increase the Specified Amount, a new Surrender Charge schedule will be applicable to each increase. This charge would be imposed if you request a Reduction in Specified Amount with respect to all or part of the increased Specified Amount, and it is in addition to any Surrender Charge that would apply to the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your financial advisor. This personalized illustration will demonstrate the amount of the Surrender Charges that would be imposed in the event you thereafter requested a reduction of that increased Specified Amount and their impact on your policy values. For Policies issued on or after November 2, 2009, an example of how the various actions described below would impact the Surrender Charge is included in Appendix A of this prospectus. For all other Policies, see Appendix A-1.
The length of time during which Surrender Charges apply (“Surrender Charge Period”), whether the Surrender Charges relate to the Initial Specified Amount or any increase in Specified Amount, is determined by the age of the Insured on the Policy Date or on the date of an increase in Specified Amount. The length of the Surrender Charge Period with respect to a Reduction in Specified Amount does not vary by age and is always 10 years from the Policy Date for the Initial Specified Amount or from the effective date of each increase in Specified Amount.
For Full Surrenders -

If, on the Policy Date (or date of increase in Specified Amount), the Insured is:	The Surrender Charge Period as it relates to the Initial Specified Amount or any increase in Specified Amount is:
• Ages 0-55,	15 years
• Age 56,	14 years
• Age 57,	13 years
• Age 58,	12 years
• Age 59,	11 years
• Age 60 and above,	10 years
The Surrender Charge Period with respect to the Initial Specified Amount starts on the Policy Date. The Surrender Charge Period with respect to any given increase in Specified Amount starts on the date of such increase. A new Surrender Charge schedule will be applicable to each increase and each increase and its Surrender Charge Period is tracked separately for purposes of determining the applicable Surrender Charge.
Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within, at most, 15 years following the Policy Date or, at most, 15 years from the effective date of each increase in Specified Amount.
When you apply for the Policy, your financial advisor can prepare personalized illustrations that reflect the Surrender Charges that would apply if you request a Full Surrender or a Reduction in Specified Amount at various points during your Policy ownership. In addition, after your Policy is issued, please also contact your financial advisor before you request a Full Surrender or a Reduction in Specified Amount of your Policy and ask for a personalized illustration that would reflect the amount of the Surrender Charges that would be imposed on the transaction you are considering and their impact on your policy values.
Full Surrenders:
If you request a Full Surrender of your Policy in which the Specified Amount has previously neither increased or decreased, the Surrender Charge will equal 1) multiplied by 2) where:
1)	is the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date;
and
2)	the Initial Specified Amount divided by 1,000.
For example, the Surrender Charge for a Full Surrender of a Policy at the end of the tenth Policy Year for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000 which has not been increased would be:
•	For Policies issued on or after November 2, 2009: a) $11.01 multiplied by b) 1,000 ($1,000,000 divided by 1,000), or $11,010.
•	For all other Policies: a) $7.12 multiplied by b) 1,000 ($1,000,000 divided by 1,000), or $7,120.
If you request a Full Surrender of the Policy in which you have previously requested one or more increases in the Specified Amount (but have not previously requested a decrease in the Specified Amount), the Surrender Charge will equal 1) plus 2) where:
1)	is
a)	the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date; multiplied by
b)	the Initial Specified Amount divided by 1,000; and
2)	is for each increase in Specified Amount

a)	the amount per $1,000 of increase in Specified Amount for the number of years since the date of each increase; multiplied by
b)	the increased Specified Amount divided by 1,000
If you request a Full Surrender of your Policy in which you had previously requested a Reduction in Specified Amount (but have not previously requested an increase in the Specified Amount), the Surrender Charge will equal 1) multiplied by 2) multiplied by 3) where:
1)	is the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date;
2)	is one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed; and
3)	is the Specified Amount divided by 1,000.
The charge assessed upon a Full Surrender will not exceed the Policy's Accumulation Value.
Reduction in Specified Amount:
If you request a Reduction in Specified Amount of your Policy where you have not previously requested an increase in Specified Amount, the Surrender Charge will be calculated as 1) divided by 2) and then multiplied by 3), where:

1)    is the amount of this decrease;

2)    is the Initial Specified Amount; and

3)    is the Surrender Charge applicable for the Policy Year as stated in your Policy specifications.
The length of the Surrender Charge period for Reductions in Specified Amount is 10 years from the Policy Date for the Initial Specified Amount or 10 years from the effective date of each increase in Specified Amount.
The same calculation is made each time you request a Reduction in Specified Amount.
If you request a Reduction in Specified Amount of your Policy when you previously have requested an increase in Specified Amount, each increase in Specified Amount (or part thereof, if your request for Reduction in Specified Amount is for less than the full amount of the most recent increase in Specified Amount) will be surrendered separately on a last in, first out basis. That is, the most recently requested increase in Specified Amount will be surrendered first, then the next most recently requested increase in Specified Amount (or part thereof) will be surrendered next, until the Specified Amount has been reduced in accordance with your request for a Reduction in Specified Amount. Rather than impose a charge to recover the expenses incurred by the Company to process the increase at the time the increase is approved, the Company spreads out those expenses over a period of years. The use of the last in, first out order helps the Company to recover such expenses should a Reduction in Specified Amount result in the surrender of an increase in Specified Amount for which the Company had not recovered its costs. The last in, first out order will be followed even if there are earlier increases in Specified Amount which were made more than 10 years prior to your request for a Reduction in Specified Amount.
If your request for Reduction in Specified Amount exceeds the amount of the most recent increase in Specified Amount, then the next most recent increase (or part thereof) will be surrendered, and the Surrender Charge will be calculated separately for the amount of that increase which is surrendered. Increases in Specified Amounts will be surrendered successively (including, if necessary a part of the Initial Specified Amount) until the total amount of such successive surrenders equal the amount of your requested Reduction in Specified Amount. Any requests for Reduction in Specified Amount thereafter will be handled in a similar manner, that is, the most recent increase in Specified Amount or unsurrendered part of an increase in Specified Amount will be next surrendered in whole or in part.
If you engage in a series of increases and Reductions in Specified Amount, the latest increase in the Specified Amount of your Policy will be surrendered in whole or in part should you subsequently request a Reduction in Specified Amount. If the only increase in Specified Amount (or part thereof) which will be surrendered became effective more than 10 years ago, then no Surrender Charge would be imposed on a Reduction in Specified Amount involving the surrender of such increase in Specified Amount.
We may limit requests for Reduction in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.
Partial Surrender:
There is no Surrender Charge if you request a Partial Surrender. However, we reserve the right to limit the amount of any Partial Surrender to 90% of the Policy’s Surrender Value as of the date of your request for a Partial Surrender (see section headed “Policy Surrenders – Partial Surrenders” for a detailed discussion.) In addition, a Partial Surrender may reduce the Policy's Specified Amount if you have elected Death Benefit Option 1 or Death Benefit Option 3 (see section headed “Policy Surrenders - Partial Surrenders” for detailed discussion). In addition, we may decline a request for a Partial Surrender which results in a reduction in the Policy's Specified Amount below the minimum Specified Amount or below the level required to maintain the Policy as life insurance for the purposes of federal income tax law (see section headed “Tax Issues - Taxation of Life Insurance in General” for detailed discussion).
In addition, if your Policy includes the Enhanced Surrender Value Rider, you may surrender your Policy for an enhanced Surrender Value during Policy Years 1 through 5, without being subject to the Policy's Surrender Charges.
Any surrender may have tax implications. Consult your tax or other advisor before initiating a surrender.
Partial Surrender Fee
No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.
Transfer Fee
For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.
Mortality and Expense Risk Charge
We assess a daily Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy’s Separate Account Value. The mortality risk assumed is that the Insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated. The guaranteed charge for Policies issued on or after November 2, 2009 is the effective annual rate of 0.15% in Policy Years 1-15 and 0.00% in Policy Years 16 and beyond.  For all other Policies, the guaranteed charge is the effective annual rate of 0.10% in Policy Years 1-20 and 0.00% in Policy Years 21 and beyond.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured’s death under any riders, minus the greater of zero or the Policy’s Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the Policy Month by 1 plus .00246627 (the monthly equivalent of an effective annual rate of 3.0%), subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company.
The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of the Insured. Please note that it will generally increase each Policy Year as the Insured ages. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
There is a flat Monthly Deduction of $10 during all Policy Years.
For the first ten Policy Years from the Policy Date or increase in Specified Amount, there is an additional charge which varies generally with the Insured’s issue age, gender, death benefit option, Benefit Selection Option, and premium class. For Policies issued on or after November 2, 2009, this charge will never exceed $1.25 per month per $1,000 of Initial Specified Amount or increase in Specified Amount.  For all other Policies, this charge will never exceed $1.83 per month per $1,000 of Initial Specified Amount or increase in Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Policy Loan Interest
If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 4.0% in years 1-10, 3.1% in years 11 and beyond. The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. We will credit 3.0% interest on the Loan Account Value in all years.
Rider Charges
The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed “Riders”.
The following rider charge applies to Policies issued on or after November 2, 2009. For all other Policies, see Appendix B.
Exec Enhanced Surrender Value Rider.   If application is made for Policies on a multi-life basis (as the Lincoln AssetEdge® Exec VUL), there is a monthly charge for this rider during Policy Years 2-5 of $0.05 per $1,000 of Initial Specified Amount for Option 1 and $0.075 per $1,000 of Initial Specified Amount for Option 2. For example, under Option 1, a Policy with an Initial Specified Amount of $500,000 would have a $25 charge per month (or $300 per year), and a Policy with an Initial Specified Amount of $1,000,000 would have a $50 charge per month (or $600 per year). Under Option 2, the charge for a Policy with an Initial Specified Amount of $500,000 would be $37.50 per month (or $450 per year), and the charge for a Policy with an Initial Specified Amount of $1,000,000 would be $75 per month (or $900 per year) for this rider.
This rider is required and will automatically be issued with each Policy applied for on a multi-life basis. See section headed “Exec Enhanced Surrender Value Rider” in the Riders section of this prospectus for a more detailed discussion.
Overloan Protection Rider.  There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.
Waiver of Monthly Deduction Rider.  The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the Policy and all riders, multiplied by a percentage. The percentage depends on the age, underwriting category and gender of the Insured. The maximum percentage is 12.0%. If you have elected this rider, a table of percentages appears on the rider pages in your Policy.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages. These pages provide important information about your Policy such as: the identity of the Insured and Owner; Policy Date; the Initial Specified Amount; the death benefit option selected; issue age; Planned Premium Payment; Surrender Charges; expense charges and fees; No-Lapse Premium (subject to availability); and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured. Based on our review of medical information about the proposed Insured, we may decline to provide insurance, or we may place the proposed Insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the age, gender and underwriting category of the Insured.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured is at least age 15 and at most age 85, if the Policy is fully underwritten. Other age limits may apply if this Policy is not fully underwritten. Age will be determined by the nearest birthday of the Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.
Owner
The Owner on the Date of Issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount , death benefit option, and death benefit qualification test;
2)	optional riders;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
In addition, for Policies sold on a multi-life basis as Lincoln AssetEdge® Exec VUL, the Enhanced Surrender Value Rider will automatically be included with each Policy, and the Owner of each Policy will have choice of which enhancement option is desired. (See discussion of “Enhanced Surrender Value Rider” in the Riders section of this prospectus).
You are entitled to exercise rights and privileges of your Policy as long as the Insured is living. These rights generally include the power to select the Beneficiary, request Policy Loans,  make Partial Surrenders, Surrender the Policy entirely,  request a Reduction in Specified Amount, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within the greater of 45 days after the application is signed or 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.
Any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than  $100,000 (other limits may apply when your Policy is not fully underwritten). This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts.
During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:
1)	25% of the Fixed Account Value as of the immediately preceding Policy Anniversary, or
2)	the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.
We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 to 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.

Optional Sub-Account Allocation Programs
You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.
Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account or on a limited basis from the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Dollar Cost Averaging transfers from the Fixed Account can only be elected at the time your Policy is issued. Transfers from the money market Sub-Account may be elected at any time while your Policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.
You may elect Dollar Cost Averaging at the time you apply for your Policy. In addition, you may elect Dollar Cost Averaging after your Policy has been issued by contacting our Administrative Office in writing at the address shown on the first page of this prospectus or by calling 1-800-487-1485.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account or on a limited basis from the Fixed Account is insufficient to complete the next transfer;
2)	seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;
3)	after 12 or 24 months (as elected by you); or
4)	if your Policy is surrendered or otherwise terminates.
From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your financial advisor to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect Owners currently participating in the Dollar Cost Averaging program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.
You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.
Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy. Rider availability may vary by whether the Policy is fully underwritten. Election of riders may have tax consequences to you. Also, exercising a rider will enhance or restrict the benefits otherwise available under your Policy; any such enhancements or restrictions are discussed when the terms of the rider is discussed. (See discussion of each rider in the sub-sections headed “Change of Insured Rider”, “Enhanced Surrender Value Rider”, “Overloan Protection Rider”, and “Waiver of Monthly Deduction Rider”.) Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy. Please ask your financial advisor for an illustration that reflects the impact of adding a rider to your Policy or deleting a rider from your Policy before you make your decision.
Some of the riders discussed below are optional and you must decide whether to apply for those riders. Optional riders include the Waiver of Monthly Deduction Rider and the Change of Insured Rider. The Overloan Protection Rider will automatically be included with your Policy and the Enhanced Surrender Value Rider will also automatically be included if your Policy is applied for on a multi-life basis.
Change of Insured Rider.   With this rider, you may name a new Insured in place of the current Insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current Insured’s 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new Insured may differ from charges applicable to the current Insured. Exercising the Change of Insured Rider is a fully taxable event.
The following rider applies to Policies issued on or after November 2, 2009. For all other Policies, see Appendix B.
Exec Enhanced Surrender Value Rider.  If application is made for Policies to be purchased by a business or entity (i.e. an association, or trust established by business or association to fund employee or member benefits) on a multi-life basis (multiple Policies covering several Insureds who share a common association, employment or business relationship), the Exec Enhanced Surrender Value Rider (“Exec ESV Rider”) is required and will automatically be issued with each Policy. Please note that only businesses and entities may purchase this Policy on a multi-life basis and that only such businesses or entities may own the Policy and exercise the ownership privileges provided by the Policy (e.g. electing options, changing Beneficiaries, surrendering, borrowing). At the time of application, you will be able to choose between two options, each of which provide for an increase in the amount that may be received upon a Full Surrender of a Policy than would otherwise be available under the Policy’s terms (“Enhanced Surrender Value”). To receive the Enhanced Surrender Value, the Policy must be fully surrendered during the “Exec Enhanced Surrender Value Period.” The Exec Enhanced Surrender Value Period is the number of Policy Years, starting from the date the Policy is issued, during which Surrender Charges apply to the Policy. Once the Policy is issued, the Owner will not be able to change Options. This rider does not provide for an Enhanced Surrender Value for Partial Surrenders or Policy Loans. This rider will terminate at the earliest of: the Full Surrender of the Policy for the benefit provided by this rider; the end of the Exec Enhanced Surrender Value Period; lapse of the Policy; or exchange, replacement, or any termination of the Policy other than for the benefits provided by the Change of Insured Rider. In Policy Years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider. You may not terminate the rider without terminating the Policy.
Under Option 1, the rider provides an increase in the amount you may receive upon a Full Surrender of the Policy than otherwise would be available under the terms of the Policy by waiving the Surrender Charge. To receive this increased amount (“Enhanced Surrender Value”) your Policy must be fully surrendered during the Exec Enhanced Surrender Value Period (see section headed Surrender Charges - General” for a discussion of when Surrender Charges are imposed and how Surrender Charges are calculated).
Under Option 1, if the Policy is fully surrendered at any time during the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:
1)	the Policy's Accumulation Value; minus
2)	Indebtedness
Under Option 2, if you fully surrender your Policy during the first five Policy Years, this rider provides an increase in the amount you may receive as an Enhanced Surrender Value by waiving the Surrender Charge and by providing a credit for a portion of the monthly Administrative Fees that otherwise would be imposed during this period. The credit is calculated according to the formula shown below and is based on: (a) the lesser of the Initial Specified Amount or current Specified Amount, multiplied by a per $1000 of Specified Amount adjustment rate that will be shown in the Policy Specifications of your Policy following the words “Enhanced Surrender Value Per Thousand Adjustment Rate.” The credit will offset a portion of those charges described in the Administrative Fees section of

“Table II: Periodic Charges Other Than Fund Operating Expenses” as a monthly fee per dollar of Initial Specified Amount or increase in Specified Amount. After the first five Policy Years, the Enhanced Surrender Value will be calculated in the same manner as Option 1, shown above.
Under Option 2,
(a)	if the Policy is fully surrendered during the first five Policy Years of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:
1)	the Policy's Accumulation Value; minus
2)	Indebtedness; plus
3)
(A)	the lesser of (i) the Initial Specified Amount or (ii) the current Specified Amount, multiplied by
(B)	the Enhanced Surrender Value Per Thousand Adjustment Rate, shown in your Policy Specifications. Note: The result of this calculation provides a credit against a portion of the monthly Administrative Fees imposed during this period and will provide an offset against those charges described in the Administrative Fees section of “Table II: Periodic Charges Other Than Fund Operating Expenses” as a monthly fee per dollar of Initial Specified Amount or increase in Specified Amount.
(b)	if the Policy is fully surrendered at any time after the fifth Policy Year and before the end of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:
1)	the Policy's Accumulation Value; minus
2)	Indebtedness
Accordingly, Option 2 provides a higher Enhanced Surrender Value than Option 1 when the Policy is fully surrendered during the first five Policy Years of the Exec Enhanced Surrender Value Period.
Please see sample Policy below for an example of hypothetical Accumulation and Surrender Values for Option 1 and Option 2. You may obtain more information about the possible impact of your choice of option by requesting a personalized policy illustration from your financial advisor.
Your Policy Accumulation Value at any point in time equals the sum of Fixed Account Value, the Separate Account Value, and the Loan Account Value (see the section headed “Policy Values” for a more detailed discussion). Your Policy Surrender Value equals the Policy Accumulation Value less any Indebtedness less any applicable Surrender Charge (see section headed “Policy Surrenders” for a more detailed discussion).
The following example demonstrates hypothetical Accumulation Values and Surrender Values without the Exec Enhanced Surrender Value Rider (“Exec ESV Rider”) and with the Exec Enhanced Surrender Value Rider showing the election of either Option 1 or Option 2 for a Policy with a ten year Exec Enhanced Surrender Value Period (note: all Surrender Values and Enhanced Surrender Values are shown net of all policy expenses):
Sample Policy
•	Insured: Male Standard Non-tobacco, age 55
•	Duration of Policy's Surrender Charge at issue: 15 years
•	Specified Amount: $2,500,000
•	Benefit Selection Option: Not Elected
•	Death Benefit Option: 1 (Level)
•	Planned annual Premium Payment: $60,000
•	No Indebtedness

•	Assumed Investment Return: 8.00% gross (7.24% net)*
•	For this case, the Enhanced Surrender Value Per Thousand Adjustment Rate is $4.39 per $1,000 of Specified Amount for Option 2

	Without Exec ESV Rider		With Exec ESV Rider – Option 1		With Exec ESV Rider – Option 2
End of Year	Accumulation Value	Surrender Value	Accumulation Value	Enhanced Surrender Value	Accumulation Value	Enhanced Surrender Value
1	$41,100	$0	$41,100	$41,100	$41,100	$52,075
2	$85,259	$4,184	$83,699	$83,699	$82,919	$93,894
3	$132,704	$67,129	$129,468	$129,468	$127,850	$138,825
4	$183,680	$133,580	$178,644	$178,644	$176,126	$187,101
5	$238,450	$203,850	$231,479	$231,479	$227,993	$238,968
6	$297,295	$278,195	$289,805	$289,805	$286,061	$286,061
7	$360,520	$356,920	$352,473	$352,473	$348,449	$348,449
8	$427,372	$427,372	$418,722	$418,722	$414,397	$414,397
9	$498,026	$498,026	$488,722	$488,722	$484,070	$484,070
10	$572,714	$572,714	$562,700	$562,700	$557,693	$557,693
11	$663,981	$663,981	$653,196	$653,196	$647,803	$647,803
12	$760,963	$760,963	$749,339	$749,339	$743,527	$743,527
13	$863,732	$863,732	$851,190	$851,190	$844,920	$844,920
14	$972,720	$972,720	$959,173	$959,173	$952,399	$952,399
15	$1,088,435	$1,088,435	$1,073,782	$1,073,782	$1,066,455	$1,066,455
*	The Assumed Investment Return shown is illustrative only. Your investment return may be higher or lower than the rate used to create this table. The table is intended to illustrate the effect(s) of the application of the Exec ESV Rider on policy values and is not intended to imply that a purchaser can expect to achieve the values shown.
The description below, based on the sample Policy noted above and values at the end of the second Policy Year, reflects how the values have been derived (please note that there is no Indebtedness in this example):
Without Exec ESV Rider
(a)	The Accumulation Value: $85,259
(b)	Less the Surrender Charge: $81,075
(c)	The Surrender Value is then floored at $4,184
With Exec ESV Rider – Option 1
(a)	The Accumulation Value: $83,699, which is net of the monthly $0.05 per $1,000 of Initial Specified Amount charge for the Exec ESV Rider
(b)	The Surrender Charge is waived: $0
(c)	$83,699 less $0 equals the Surrender Value of $83,699
With Exec ESV Rider – Option 2
(a)	The Accumulation Value: $82,919, which is net of the monthly $0.075 per $1,000 of Initial Specified Amount charge for the Exec ESV Rider
(b)	The Surrender Charge is waived: $0
(c)	The additional credit for a portion of the Administrative Fee is:
(A)	The Enhanced Surrender Value Per Thousand Adjustment Rate for this Insured: $4.39 multiplied by

(B)	$2,500 ($2,500,000 of Specified Amount divided by $1,000) which equals $10,975
(d)	$82,919 less $0 plus $10,975 equals the Surrender Value of $93,894
(Please note that the additional credit for a portion of the Administrative Fees, as shown in (c), above, is not available to be applied with respect to calculations of the Enhanced Surrender Value payable after the fifth Policy Year.)
Overloan Protection Rider.   If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.
We will automatically issue this rider with your Policy. There is no charge for adding this rider to your Policy. However, if you choose to elect this benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.
Waiver of Monthly Deduction Rider.  If desired, you must select this rider when you initially apply for insurance. Monthly Deductions will be waived during periods of covered total disability commencing prior to the Policy Anniversary nearest the Insured’s 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.
Continuation of Coverage
If the Insured is still living at attained age 100, and the Policy has not been surrendered, the Policy will automatically remain in force until surrender or death of the Insured.
The death benefit will equal the Death Benefit Proceeds. The Death Benefit Proceeds will be the greater of:
1)	the amount determined by the death benefit option in effect on the date of death of the Insured; and
2)	an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the specifications pages of your Policy less any Indebtedness. (See section headed “Death Benefits – Death Benefit Options” for more information concerning the death benefit options.)
The Death Benefit Proceeds payable under this Continuation of Coverage provision may be reduced if you have elected a Benefit Selection Option percentage. The Benefit Selection Option and the impact the Benefit Selection Option may have on the Continuation of Coverage provision is detailed in the section below headed “Benefit Selection Option”.
There are certain changes that will take place on the Policy Anniversary when the Insured reaches attained age 100:
1)	we will no longer accept Premium Payments;
2)	we will make no further deductions;
3)	policy values held in the Separate Account will be transferred to the Fixed Account;
4)	we will continue to credit interest to the Fixed Account; and
5)	we will no longer transfer amounts to the Sub-Accounts.
However, loan interest will continue to accrue.

Benefit Selection Option
This section applies to Policies issued on or after November 2, 2009. For all other Policies, see Appendix B.
When you apply for the Policy, you may elect the Benefit Selection Option. If you elect this option, you will reduce the Specified Amount used to calculate the Death Benefit Proceeds under the Continuation of Coverage provision if the Insured dies after reaching attained age 100. If you do not elect this option, then the amount of the Specified Amount in effect at the time of the Insured's death after attained age 100 will not be reduced by the Benefit Selection Option, and therefore the full amount of the Specified Amount in effect at the time of the Insured's death after reaching attained age 100 will be used in the calculation of the Death Benefit Proceeds.
With this option, you can choose to strike a balance between potentially greater Accumulation Value and the death benefit protection provided after attained age 100 by the Continuation of Coverage provision of your Policy. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the per $1,000 of Specified Amount monthly administrative expense fee (the “Monthly Administrative Expense Fee”) deducted from your Policy and thereby reduce the cost of the death benefit provided by your Policy. Since reducing the monthly charges will reduce the amounts deducted from your Policy’s Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the Fixed Account and invested in the Sub-Accounts. Inasmuch as your election to reduce the Continuation of Coverage death benefit would not affect your Policy until the Insured reaches attained age 100, you should discuss with your financial advisor the extent to which your need for such protection may decrease at that point. Your financial advisor can prepare personalized illustrations which would demonstrate the impact of your choosing a Benefit Selection Option percentage greater than zero.
You elect this option by choosing a Benefit Selection Option percentage greater than zero. Your election will reduce the Policy’s Monthly Administrative Expense Fee; however, it will also reduce the death benefit provided by the Continuation of Coverage provision of your Policy to the extent that the death benefit is based upon the Specified Amount. The Continuation of Coverage provision of your Policy provides for a death benefit after the Insured has reached Attained Age 100 which is the greater of:
(i) the death benefit provided by the Death Benefit Option you have chosen (which is the Specified Amount or uses the Specified Amount as a factor in its calculation) (referred to as the “Continuation of Coverage Death Benefit Based Upon Specified Amount”); or
(ii) an amount equal to your Policy’s Accumulation Value on the date of death multiplied by the percentage shown in the corridor percentages table in the specifications pages of your Policy (referred to as the “Continuation of Coverage Death Benefit Based Upon Accumulation Value”),
both less Indebtedness (see section headed “Death Benefits – Death Benefit Options” for discussion of impact on death benefits of your choice of Death Benefit Options). Therefore, choosing the maximum Benefit Selection Option percentage (that is, 100%) will only reduce the Specified Amount used to calculate the death benefit provided by the Continuation of Coverage Death Benefit Based Upon Specified Amount (sub-clause (i) above) to zero, but will not reduce the death benefit provided by the Continuation of Coverage Death Benefit Based Upon Accumulation Value (sub-clause (ii) above) to zero if your Policy has positive Accumulation Value (see section headed “Continuation of Coverage” for a discussion of the death benefit provided by this provision). The Benefit Selection Option percentage you have selected will be shown in the Policy Specifications pages of your Policy following the words “Benefit Selection Option: __%”, along with the reduction to the Continuation of Coverage Specified Amount (following the words “If the Insured is still living and this Policy is still in force at Attained Age 100, the Specified Amount will be reduced by __%”).
The following example shows three Policies on the same Insured. In the first Policy, the Benefit Selection Option was not elected; and in the second and third Policies the Benefit Selection Option (with differing percentages) was elected:

Male, 55 Year Old, Standard Non-tobacco
Benefit Selection Option	Monthly Administrative Expense Fee	Continuation of Coverage Specified Amount	Result
Election: None	$0.39167 per thousand of Specified Amount (higher)	100% of Specified Amount (higher)	This option offers the full Specified Amount during Continuation of Coverage. The price of the protection is reflected in the higher Monthly Administrative Expense Fee.
Election: 50%	$0.23751 per thousand of Specified Amount (lower)	50% of Specified Amount (lower)	This option offers less than the full Specified Amount during Continuation of Coverage. The Monthly Administrative Expense Fee is reduced in exchange. Therefore, this option allows somewhat more money to be invested in the Sub-Accounts or allocated to the Fixed Account while providing a part of the Specified Amount during Continuation of Coverage.
Election: 100%	$0.08333 per thousand of Specified Amount (lowest)	0% of Specified Amount (lowest)	This option offers no Continuation of Coverage Specified Amount*. The Monthly Administrative Expense Fee is reduced in exchange. Therefore, this option allows more money to be invested in the Sub-Accounts or allocated to the Fixed Account.
* Note: Although Continuation of Coverage Specified Amount is zero, the Continuation of Coverage provision of your Policy provides for an alternate calculation based on your Policy’s Accumulation Value on the date of death. See section headed “Continuation of Coverage” for a discussion of the death benefit to be paid.
The following examples demonstrate hypothetical Accumulation Values and Continuation of Coverage death benefits. The column headed “Continuation of Coverage Specified Amount” shows the amount of the death benefit to be paid under the Continuation of Coverage provisions of the Policy when the calculation of that amount is based upon the Specified Amount. The column headed “Illustrated Death Benefit Proceeds” shows the amount of the death benefit paid under the Continuation of Coverage provisions of the Policy when the calculation of that amount is based on Accumulation Value. The example below assumes that your allocations to the Sub-Accounts available under the Policy return an amount equal to the Assumed Investment Return each year shown:
•	Insured: Male Preferred Non-tobacco, age 60
•	Specified Amount: $1,000,000
•	Annual Premium Payment: $36,000 for 40 years is paid at or before the beginning of each of the first 40 Policy Years
•	No Indebtedness on the Policy
•	Death Benefit Option: 1 (level)
•	Death Benefit Qualification Test: Cash Value Accumulation Test
•	Assumed Investment Return: 8.00% gross (7.24% net)
•	Assumed Fixed Account Interest Rate: 5.05%

Benefit Selection Option %		0% (Not Elected)			50%			100%
End of Year	Age	Accumulation Value	Continuation of Coverage Specified Amount	Illustrated Death Benefit Proceeds	Accumulation Value	Continuation of Coverage Specified Amount	Illustrated Death Benefit Proceeds	Accumulation Value	Continuation of Coverage Specified Amount	Illustrated Death Benefit Proceeds
40	100	5,408,109	1,000,000	5,462,190	5,709,671	500,000	5,766,768	6,007,037	0	6,067,108
41	101	5,692,580	1,000,000	5,749,506	6,010,005	500,000	6,070,105	6,323,013	0	6,386,244
42	102	5,992,016	1,000,000	6,051,936	6,326,138	500,000	6,389,399	6,655,610	0	6,722,166
43	103	6,307,202	1,000,000	6,370,274	6,658,899	500,000	6,725,488	7,005,702	0	7,075,759
The following example uses the same sample Policy and assumptions as the example above except that the Assumed Investment Return is 0.00% gross (-0.76% net):
Benefit Selection Option %		0% (Not Elected)			50%			100%
End of Year	Age	Accumulation Value	Continuation of Coverage Specified Amount	Illustrated Death Benefit Proceeds	Accumulation Value	Continuation of Coverage Specified Amount	Illustrated Death Benefit Proceeds	Accumulation Value	Continuation of Coverage Specified Amount	Illustrated Death Benefit Proceeds
40	100	28,002	1,000,000	1,000,000	234,712	500,000	500,000	441,430	0	445,844
41	101	29,475	1,000,000	1,000,000	247,058	500,000	500,000	464,650	0	469,296
42	102	31,025	1,000,000	1,000,000	260,053	500,000	500,000	489,091	0	493,982
43	103	32,657	1,000,000	1,000,000	273,732	500,000	500,000	514,817	0	519,966
In addition, the Continuation of Coverage Specified Amount will be $1,000,000 without the Benefit Selection Option elected, $500,000 when a 50% Benefit Selection Option is selected, and $0.00 when a 100% Benefit Selection Option is selected. Therefore, if you elect the maximum Benefit Selection Option percentage of 100%, you will be relying on the Accumulation Value of your Policy to provide a death benefit under your Policy’s Continuation of Coverage provision.
You elect this option by selecting a percentage from 1 to 100%. This election must be made at Policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your Policy is best shown in an illustration. Please ask your financial advisor for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.
If elected, the percentage you select under this option will be shown in your Policy Specifications. Once your Policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the Insured; or
3)	failure to pay the necessary amount of Premium to keep your Policy in force.
State Regulation
New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your Policy.

PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. There is no minimum Premium required, except as may be required to maintain the No-Lapse Provision, or to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus). Premiums may be paid any time before the Insured attains age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus).
The initial Premium must be paid for policy coverage to be effective.
Allocation of Net Premium Payments
Your “Net Premium Payment” is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account. See section headed “Right to Examine Period” for a discussion of when Net Premium Payments are allocated to the Sub-Accounts or the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on a form provided by us for that purpose. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time.
The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the “Valuation Period” in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m., Eastern Time, unless the New York Stock Exchange closes earlier.
The Valuation Period is the time between “Valuation Days”. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. We reserve the right to stop sending Premium reminder notices if no Premium Payment has been made within 2 Policy Years. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
You should remain cognizant that the amount and timing of your Premium Payments will have an impact on your Policy benefits.
Amount of Premium Payments: For example, if you pay a Premium in an amount higher than the Premium you planned to pay, the additional amount would be available for allocation to the Sub-Accounts and the Fixed Account. Those additional amounts could, depending upon investment results to the extent you allocate the additional amount to the Sub-Accounts, create additional policy values. Generally, if additional policy values were created, those additional policy values could, depending upon the death benefit option you choose (see section headed “Death Benefits” for further information on choice of death benefit options), provide additional benefits upon the death of the Insured and additional value against which a loan on the Policy could be made. In addition, those potential additional policy values could reduce the deductions from your policy values for Cost of Insurance

Charges (this may occur because the policy’s Net Amount at Risk may be lower– see section headed “Cost of Insurance Charge” for discussion of Cost of Insurance Charges).
Conversely, if you pay less Premium than planned, smaller amounts would be available to be allocated to the Sub-Accounts and the Fixed Accounts. Those smaller amounts could, depending upon investment results to the extent you allocate Premium Payments to the Sub-Accounts, result in smaller policy values. In addition, those potentially smaller policy values could increase deductions from those policy values for Cost of Insurance Charges (by increasing the Policy’s Net Amount at Risk – see section headed “Cost of Insurance Charge” for discussion of Cost of Insurance Charges).
Investment results, as noted above, will also determine the extent to which policy values are created. Positive investment results would increase the potential for additional policy values, while negative investment results would decrease the potential for additional policy values.
In addition, policy charges which are asset based, such as the Mortality and Expense Risk Charge, would increase as policy values increase and would, thereby, reduce the potential for additional policy values. Conversely, those asset-based policy charges would decrease as policy values decrease and would, thereby, reduce the amounts deducted from policy values.
However, the amount of Premium you can pay for your Policy are subject to limits which are discussed in the Tax Issues section of the prospectus. In addition, the amount of Premiums you may pay also may be limited as discussed later in this section.
Timing of Premium Payments: Making a Premium Payment earlier than you planned to make the payment would make that additional amount available for allocations to the Sub-Accounts and the Fixed Account sooner than planned, and could, depending upon investment results to the extent you allocate the earlier Premium Payment to the Sub-Accounts, create additional policy values, in part because your Premiums would be available for investment earlier than you had planned.
Conversely, making a Premium Payment later than you planned to make the payment would make that amount available for allocation to the Sub-Accounts and the Fixed Account later than planned, and could, depending upon investment results to the extent you allocate the later Premium Payment to the Sub-Accounts, result in smaller policy values, in part because your Premiums would be available for investment later than you had planned.
Investment results, as noted above, will also determine the extent to which policy values are created. Positive investment results would increase the potential for additional policy values, while negative investment results would decrease the potential for additional policy values.
Please ask your financial advisor for an illustration which would demonstrate the impact the amount and timing of your Premium Payments may have on your Policy.
Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.
You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the Specified Amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you.

We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Policy Values
Policy value in your variable life insurance policy is also called the Accumulation Value.
The Accumulation Value equals the sum of the Fixed Account Value, Separate Account Value, and Loan Account Value. At any point in time, the Accumulation Value reflects:
1)	Net Premium Payments made;
2)  the amount of any Partial Surrenders;
3)  any increases or decreases as a result of market performance of the Sub-Accounts;
4)  interest credited to the Fixed Account or the Loan Account;
5)  Additional Bonus Credits;
6)  Monthly Deductions; and
7)  all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Underlying Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited daily at the greater of a rate of 0.00809863% (equivalent to a compounded annual rate of 3.0%) or a higher rate determined by the Company.

The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 3.0% in all years.
The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Additional Bonus Credits
For Policies issued on or after November 2, 2009, on each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in Policy Year 16, we will make “Additional Bonus Credits” to Net Accumulation Values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.20% of the values in each Sub-Account and the Fixed Account on the Monthly Anniversary Day.
For all other Policies, on each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in Policy Year 21, we will make Additional Bonus Credits to Net Accumulation Values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.15% of the values in each Sub-Account and the Fixed Account on the Monthly Anniversary Day.
The Additional Bonus Credits are based upon reduced costs in later Policy Years that we can pass on to policies that are still in force. Our payment of the Additional Bonus Credits will not increase or affect the charges and expenses of your Policy or any riders other than by virtue of increasing the Sub-Account values and Accumulation Value upon which certain charges and expenses of the Policy are based.
Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value, and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The “Death Benefit Proceeds” is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders and your selection of a Benefit Selection Option percentage may impact the amount payable as Death Benefit Proceeds in your Policy. Refer to the section of this prospectus headed “Continuation of Coverage” for a discussion of the death benefits for age 100 and later.
Death Benefit Proceeds
The Death Benefit Proceeds payable upon the death of the Insured will be the greater of:
1)	the amount determined by the death benefit option (see below) in effect on the date of the death of the Insured, less any Indebtedness; or
2)	an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Indebtedness. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)

Death Benefit Options
Three different death benefit options are available. You may choose the death benefit option at the time you apply for your Policy. If you do not choose a death benefit option at that time, Death Benefit Option 1 will apply. (See discussion under heading “Changes to the Initial Specified Amount and Death Benefit Options” for details as to changes you are permitted to make in your choice of death benefit option after your Policy has been issued). Your financial advisor can assist you in determining the option that best meets your needs.
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount (a minimum of $100,000) level death benefit.	None; level death benefit
2	For Policies issued on or after November 2, 2009, the greater of:
a) the sum of the Specified Amount plus the Net Accumulation Value as of the date of the Insured’s death, less any Partial Surrenders after the date of death (i.e. Partial Surrender amounts we may have paid to the Owner after the date of the Insured's death but before the death of the Insured was reported to us); or
b) the Specified Amount as of the date of the Insured's death, multiplied by 115%, less any Partial Surrenders after the date of death.

	For all other Policies, only a) applies.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the Sub-Accounts or the interest credited to the Fixed Account.
3	Either
a) Sum of the Specified Amount plus the accumulated Premiums; or
b) If elected by the Owner at the time the Policy is applied for, sum of the Specified Amount plus the accumulated Premiums minus the cumulative policy factor and in each case up to the Death Benefit Option 3 limit shown in the Policy Specification, as of the date of the Insured's death. Any Premium paid that will cause the Death Benefit Proceeds to exceed this limit will be applied to the policy value but will not increase the death benefit. The cumulative policy factor is calculated at the time the Policy is issued as:
i) the applicable monthly rate used by the Internal Revenue Service (IRS); or
ii) an alternative monthly rate permitted by the IRS, if you have selected this alternative rate at the time the Policy is applied for; times
	iii) the Specified Amount divided by 1000. Amounts of any Partial Surrenders after the date of death will be deducted from any amount payable under this Death Benefit Option 3.	Will generally increase, depending on the amount of Premium paid.
The “cumulative policy factor” referred to in the table above is elected at the time you apply for the Policy. Generally, the calculation with the cumulative policy factor is elected in situations where a business will own the Policy. The “applicable monthly rate” and the “alternative monthly rate” are determined by the Internal Revenue Service in accordance with Section 1474 (d) of the Internal Revenue Code. While these rates may vary over time, the rate at the time your Policy is issued will be used. The IRS from time to time publishes the rate used. You may obtain that current rate from the IRS or by calling our Administrative Office.
Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the Net Amount at Risk. The Net Amount at Risk for your Policy is the difference between the

Specified Amount and the Net Accumulation Value of your Policy. Therefore, for example, if you choose Death Benefit Option 1, if your Policy Net Accumulation Value increases (because of positive investment results), your Cost of Insurance Charge will be less that if your Policy Net Accumulation Value did not increase or declined. (See section headed “Cost of Insurance” for discussion of Cost of Insurance Charges.)
The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. Any increase in Specified Amount may increase the Net Amount at Risk and the Cost of Insurance Charge. (See the “Cost of Insurance Charge” section of this prospectus.) The minimum Specified Amount is currently  $100,000 (other limits may apply when your Policy is not fully underwritten).
A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender may have on the Specified Amount.)
The death benefit option may be changed to Death Benefit Option 1, subject to our consent, as long as the Policy is in force.
You must submit all requests for a change to Death Benefit Option 1 and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option change	Impact
2 to 1	For Policies issued on or after November 2, 2009, the Specified Amount will be increased by the greater of:
a) the Accumulation Value as of the effective date of change; or
b) the Specified Amount as of the Monthly Anniversary Day on or next following the date we receive the request for a change, multiplied by 15%.

For all other Policies, only a) applies.

(This changes the death benefit under the policy from one that may increase over time by the growth in the Policy's Net Accumulation Value to a level death benefit.)
3 to 1	The Specified Amount will be increased by accumulated Premiums (less the cumulative policy factor if that factor is elected) as of the effective date of the change.
A Surrender Charge may apply to a Reduction in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A table of Surrender Charges is included in the specifications pages of each Policy.
Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount. We may also decline such a request if it would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the death benefit qualification test you elected at the time you applied for the Policy.

Also, because the death benefit qualification tests, as discussed below, require certain ratios between Premium and death benefit and between the Policy’s Accumulation Value and death benefit, we may increase the Policy's death benefit above the Specified Amount in order to satisfy the test you elected. If the increase in the Policy's death benefit causes an increase in the Net Amount at Risk, charges for the Cost of Insurance Charge will increase as well.
Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life, provided that any increase in cost is either included in a Premium Payment by you or the Policy’s Accumulation Value is sufficient to cover the increased Monthly Deduction. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Qualification Test
You will have the opportunity to choose between the two death benefit qualification tests defined in Section 7702 of the Internal Revenue Code (“Code”), the “Cash Value Accumulation Test” and the “Guideline Premium Test”. If you do not choose a death benefit qualification test at that time, you will be deemed to have chosen the Guideline Premium Test. Once your Policy has been issued and is in force, the death benefit qualification test cannot be changed. The Cash Value Accumulation Test is not available if you choose Death Benefit Option 3.
The Guideline Premium Test calculates the maximum amount of Premium that may be paid to provide the desired amount of insurance for an Insured of a particular age. Because payment of a Premium amount in excess of this amount will disqualify the Policy as life insurance, we will return to you any amount of such excess. The test also applies a prescribed percentage factor, to determine a minimum ratio of death benefit to Accumulation Value. A table of the applicable percentage factors will be included as a part of the Policy Specifications when you receive your Policy.
The Cash Value Accumulation Test requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the “Net Single Premium” required to fund the future benefits under the Policy. (The “Net Single Premium” is calculated in accordance with Section 7702 of the Code and is based on the Insured’s age, risk classification and gender.) At any time the Accumulation Value is greater than the Net Single Premium for the proposed death benefit, the death benefit will be automatically increased by multiplying the Accumulation Value by a percentage that is defined as $1,000 divided by the Net Single Premium. A table of the applicable percentage factors will be included as a part of the Policy Specifications when you receive your Policy.
The tests differ as follows:
(1) The Guideline Premium Test expressly limits the amount of Premium that you can pay into your Policy; while the Cash Value Accumulation Test does not.
(2) The factors that determine the minimum death benefit relative to the Policy’s Accumulation Value are different and required increases in the minimum death benefit due to growth in Accumulation Value will generally be greater under the Cash Value Accumulation Test.
(3) If you wish to pay more Premium than is permitted under the Guideline Premium Test, for example to target a funding objective, you should consider the Cash Value Accumulation Test, because it generally permits the payment of higher amounts of Premium. Please note that payment of higher Premiums could also cause your Policy to be deemed a MEC (see Tax Issues, sub-section Policies That Are MEC’s in your prospectus).
(4) If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the Guideline Premium Test will better serve this objective.
(5) While application of either test may require an increase in death benefit, any increase in the Cost of Insurance Charges that arises as a result of the increase in the Policy’s Net Amount at Risk will generally be less under the Guideline Premium Test than under the Cash Value Accumulation Test. This is because the required adjustment to the death benefit under the Guideline Premium Test is lower than that which would result under the Cash Value Accumulation Test.
You should consult with a qualified tax advisor before choosing the death benefit qualification test.
Please ask your financial advisor for illustrations which demonstrate the impact of selection of each test on the particular Policy, including any riders, which you are considering.
Payment of Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine® account in the recipient’s name as the Owner of the account. SecureLine® is a service we offer to help the recipient manage the Death Benefit Proceeds. With SecureLine®, an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine® account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in the recipient’s SecureLine® account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient’s account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion.  The interest rate credited to the recipient’s SecureLine® account may be more or less than the rate earned on funds held in Lincoln’s General Account.
There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Net Accumulation Value (which is the Policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the “Surrender Value”). If the Enhanced Surrender Value Rider is issued with your Policy, your Surrender Value may be enhanced if you fully surrender your Policy during the first five Policy Years.
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven calendar days (or the Valuation Day next succeeding such day) of our receipt of your request.
At any time, you may transfer all of the Separate Account Value to the Fixed Account. You may then surrender the Policy in exchange for a life insurance policy the values and benefits of which do not depend upon the performance of the Separate Account. The new policy will not require the payment of further Premiums, and the amount of the death benefit will be equal to what can be purchased on a single Premium basis by the Surrender Value of the Policy you are surrendering. Please contact your financial advisor for an illustration of the policy you could receive if you decide to exchange your Policy.
As of January 17, 2012, we no longer offer SecureLine® for surrenders. SecureLine® is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine® for Death Benefit Proceeds. Please see “Payment of Death Benefit Proceeds” section in this prospectus for more information about SecureLine®.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy’s Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below. If you wish to make a surrender in excess of 90% of the Surrender Value of your Policy, you must specifically request a Full Surrender of your Policy. Charges for Full Surrenders will apply (see section headed “Surrender Charges” for a discussion of Surrender Charges). Your Policy’s Surrender Value equals the Policy's Accumulation Value less any Indebtedness, less any applicable Surrender Charge.
Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.

Death Benefit Option in Effect	Impact of Partial Surrender
1	The Specified Amount will be reduced by the greater of:
a. zero; or
b. an amount equal to the amount of the Partial Surrender minus the greater of i) zero and ii) the result of [(1) minus (2)] divided by (3) where:
(1) is an amount equal to the Accumulation Value on the Valuation Day immediately prior to the Partial Surrender multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications;
(2) is the Specified Amount immediately prior to the Partial Surrender; and
(3) is the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications.
2	Will reduce the Accumulation Value, but not the Specified Amount.
3	Will reduce the accumulated Premiums, and the Specified Amount to the extent that the amount of the Partial Surrender exceeds the accumulated Premiums.
Partial Surrender proceeds will generally be paid within seven calendar days of our receipt of your request.
POLICY LOANS
Your Policy permits you to borrow against its Surrender Value. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total Indebtedness will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy's death benefit and Accumulation Value.
The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account of do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans accrues daily at an effective annual rate of 4.0% in years 1-10 and 3.10% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.
The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value. Lincoln Life credits interest to the Loan Account Value at a rate of 3.0% in all years, so the net cost of your Policy Loan is 1.0% in years 1-10 and 0.0% thereafter.
Your outstanding loan balance may be repaid at any time during the lifetime of the Insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise. When making a payment other than an initial payment to us, we will apply your payment as Premiums and not as loan repayments unless you specifically instruct us otherwise.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in the Grace Period provision, unless the provisions of the No-Lapse Provision are preventing Policy Termination. If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy’s value exceeds your basis in the Policy.

You should carefully consider that requesting a Policy Loan will reduce the Enhanced Surrender Value available under the Enhanced Surrender Value Rider and Exec Enhanced Surrender Value Rider (see section headed “Riders — Enhanced Surrender Value Rider and Exec Enhanced Surrender Value Rider” for discussion of the benefits available). In addition, as your Policy will include the Overloan Protection Rider, your Policy will not lapse solely because the total of your Policy Loans plus unpaid interest exceeds the Accumulation Value of your Policy less Surrender Charges (see section headed “Riders – Overloan Protection Rider” for a discussion of the benefits available).
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time
1)	the Net Accumulation Value of the Policy is insufficient to pay the Monthly Deduction, and
2)	the No-Lapse Provision of the Policy is not preventing the termination of the Policy, then all coverage will terminate. This is referred to as Policy Lapse.
The Net Accumulation Value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
In addition, your Policy includes a No-Lapse Provision, if available (see section headed “No-Lapse Provision” below for discussion of availability), which is described below, and may prevent lapse.
No-Lapse Provision
Your Policy includes a No-Lapse Provision, if available to you under our underwriting guidelines. This means that if this provision is available to you your Policy will not lapse as long as you have paid the required No-Lapse Premium. The No-Lapse Premium is the cumulative Premium required to maintain the No-Lapse Provision, preventing your Policy from lapse, and is shown in the Policy Specifications.
There is no difference in the calculation of policy values and death benefit between a Policy that has the No-Lapse Provision, and a Policy that does not. This is true whether or not the No-Lapse Provision is active and keeping the Policy from lapsing.
There is no charge for this feature. It is only available with death benefit options 1 and 2.

There are two levels of No-Lapse Protection:
1) a guarantee for the first 20 Policy Years; and
2) a guarantee for the first 10 Policy Years.
Level	Lapse Protection	Provision will terminate upon the earliest of
First 20 Policy Years	During the first 20 years, the Policy will not lapse even if the Net Accumulation Value is insufficient to meet the Monthly Deductions, as long as the sum of:
• all Premium Payments (less any Partial Surrenders) accumulated at 4.0% interest
• minus any Indebtedness is at least equal to the sum of the 20 year No-Lapse Premiums due since date of issue (shown in the Policy Specifications) accumulated at 4.0% interest.	1) the Insured reaches age 100, or
2) the beginning of the 21st Policy Year.
Failure to meet the No-Lapse Premium requirement during the first 20 years does not terminate the No-Lapse Provision. Any Premium shortfall can be made up while the Policy is in force or during the Policy's Grace Period. Continuing to pay the 20 year No-Lapse Premium beyond the termination of the 20 Year No-Lapse Provision does not guarantee that the Policy will not lapse. Payments must be sufficient to cover your Monthly Deductions. However, you may still qualify for the 10 year No-Lapse Provision.
First 10 Policy Years	During the first 10 years, the Policy will not lapse even if the Net Accumulation Value is insufficient to meet the Monthly Deductions, as long as the sum of:
• all Premium Payments (less any Partial Surrenders) accumulated at 4.0% interest
• minus any Indebtedness is at least equal to the sum of the 10 year No-Lapse Premiums due since date of issue (shown in the Policy Specifications) accumulated at 4.0% interest.	1) the Insured reaches age 100, or
2) the beginning of the 11th Policy Year.
Failure to meet the No-Lapse Premium requirement during the first 10 years does not terminate the No-Lapse Provision. Any Premium shortfall can be made up while the Policy is in force or during the Policy's Grace Period. Continuing to pay the 10 year No-Lapse Premium beyond the termination of the 10 year No-Lapse Provision does not guarantee that the Policy will not lapse. Payments must be sufficient to cover your Monthly Deductions.
If you fail to satisfy the requirements for the 20 year and 10 year No-Lapse Provisions, and you have paid insufficient Premium to cover your Monthly Deductions, the Policy, after notice, and expiration of the Policy's Grace Period, will lapse.
If this provision is available to you, your levels of No-Lapse Premiums are shown on the Policy Specifications pages. To determine if you are meeting the cumulative Premium Payment required to retain the No-Lapse Protection, review your most recent quarterly statement or contact our Administrative Office.
You do not need to make an election as to which of the No-Lapse Provisions you wish to apply to your Policy. The cumulative amount of Premiums you actually pay will determine whether either provision would be available to prevent your Policy from lapsing during either the first 10 or the first 20 Policy Years. Therefore, for example, you may begin by paying the Premiums necessary to meet the 10 year No-Lapse Provision and in the fourth Policy Year determine that you would like to take advantage of the 20 year No-Lapse Provision. You may then pay the additional Premiums needed to meet the cumulative Premiums required by the 20 year No-Lapse Provision, and if you do pay such amounts you may take advantage of the 20 year No-Lapse Provision. Your financial advisor can provide you with an illustration which would demonstrate how this might work.
This example only applies to Policies issued on or after November 2, 2009.  For all other Policies, see Appendix B.
The following hypothetical example compares each of the two No-Lapse benefits for a male, standard non-tobacco, issue age 55, with a Specified Amount of $1,000,000 and no Indebtedness:
	No-Lapse Provision with 10-year No-Lapse period	No-Lapse Provision with 20-year No-Lapse period
Required annual Premium amount	$8,850	$9,920
Required Premium period	10 years	20 years
Duration of No-Lapse Protection if Premium Payment requirement met	10 years	20 years
Death benefit amount if No-Lapse Protection is preventing lapse	Same as policy death benefit	Same as policy death benefit
If the No-Lapse Provision terminates, the Premiums you must pay to keep the Policy in force may be significantly higher than the No-Lapse Premium would have been. If you pay only the minimum Premium needed to keep the No-Lapse Provision in force, you may be foregoing the potential for increased Accumulation Value that higher Premium Payments could provide.
Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your Policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.
Reinstatement of a Lapsed Policy
If your Policy has lapsed and the Insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)	it has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability of the Insured is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy in force for at least two months; and
5)	any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.

The reinstated Policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which your Policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under the Guideline Premium Test, which provides for a maximum amount of Premium paid depending upon the Insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured’s age, gender, and risk classification. We will apply this test to the Policy if you have so elected at the time you applied for the Policy.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.

Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Penalty Taxes Payable on Withdrawals.  A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a Policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during your Policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.
Other Considerations
Insured Lives Past Age 100.  If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the Insured attains age 100.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.
If at any time you pay a Premium that would exceed the amount allowable to permit the Policy to continue to qualify as life insurance, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or, if the excess Premium exceeds $250, offer you the alternative of instructing us to hold the excess Premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.
The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a Premium that would cause your Policy to become a MEC and you do not consent to MEC status for your Policy, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or offer you the opportunity to apply for an increase in Death Benefit. If the excess Premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a premium deposit fund and apply it to the Policy on the next, succeeding Policy Anniversary when the Premium no longer causes your Policy to become a MEC in accordance with your Premium allocation instructions on file at the time the Premium is applied.

Any interest and other earnings on funds in a premium deposit fund will be includible in income subject to tax as required by law.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.

Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2014 financial statements of the Separate Account and the December 31, 2014 financial statements of the Company are located in the SAI.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Checkbook Service for Disbursements
Administrative Services
POLICY INFORMATION
Corporate and Group Purchasers and Case Exceptions
Assignment
Transfer of Ownership
Beneficiary
Right to Convert Contract
Change of Plan
Settlement Options
Deferment of Payments
Incontestability
Misstatement of Age or Gender
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company
The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your financial advisor without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnFinancial.com
Lincoln Life & Annuity Flexible Premium Variable Life Account M
1933 Act Registration No. 333-155333
1940 Act Registration No. 811-08559
End of Prospectus

Appendix A
The following applies to Policies issued on or after November 2, 2009.  For all other Policies, see Appendix A-1.
EXAMPLE OF SURRENDER CHARGE CALCULATIONS:
The following hypothetical examples demonstrate the impact of Surrender Charges under different scenarios shown below for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000, no Indebtedness, Assumed Investment Return of 8.00% (7.26% net) and a planned annual Premium Payment of $15,000:
1)	Fully Surrender the Policy at the end of the representative Policy Years shown:

End of Year	Accumulation Value	Surrender Charge	Surrender Value
1	10,303	26,310	0
5	59,539	14,340	45,199
10	143,001	0	143,001
In the table above, the Surrender Charge at the end of year 1 would be:
a) 26.31 multiplied by
b) 1,000 ($1,000,000 divided by 1,000), or $26,310.
2)	Decrease the Initial Specified Amount by $250,000 from $1,000,000 to $750,000 at the end of the representative Policy Years shown:

End of Year	Surrender Charge
1	6,578
5	3,585
11	0
In the table above, the Surrender Charge at the end of year 1 would be:
a) 26.31 multiplied by
b) 250 ($250,000 divided by 1,000), or $6,578.
3)	Increase the Initial Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 3, at attained age 48, standard non-tobacco, and then Fully Surrender the Policy at the end of the representative Policy Years shown:

End of Year	Accumulation Value	Surrender Charge on Initial $1,000,000 of Specified Amount	Surrender Charge on Additional $500,000 of Specified Amount	Total Surrender Charge	Surrender Value
5	50,738	14,340	10,825	25,165	25,573
7	74,054	7,670	6,975	14,645	59,409
9	100,360	0	3,120	3,120	97,240
12	152,413	0	0	0	152,413
In the table above, the Surrender Charge at the end of year 5 would be:
a)
(i) 14.34 multiplied by
(ii) 1,000 ($1,000,000 divided by 1,000), plus
b)
(i) 21.65 multiplied by

(ii) 500 ($500,000 divided by 1,000), or $25,165.
•	At the end of year 5 and 7, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional Specified Amount.
•	At the end of year 9, the Surrender Charge for the Initial Specified Amount would have expired.
•	At the end of year 12, the Surrender Charge for both the Initial and additional Specified Amount would have expired.
4)	Increase the Initial Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 3, at attained age 48, standard non-tobacco, and then decrease the Specified Amount by $900,000 from $1,500,000 to $600,000 at the end of the representative Policy Year shown:

End of Year	Surrender Charge on Initial $1,000,000 of Specified Amount	Surrender Charge on Additional $500,000 of Specified Amount	Total Surrender Charge
5	5,736	10,825	16,561
9	0	3,120	3,120
12	0	0	0
In the table above, the Surrender Charge at the end of year 9 would be:
a)
(i) 14.34 multiplied by
(ii) 400 ($400,000 divided by 1,000) plus
b)
(i) 21.65 multiplied by
(ii) 500 ($500,000 divided by 1,000), or $16,561.
•	At the end of year 5, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional Specified Amount.
•	At the end of year 9, the Surrender Charge for a decrease on the Initial Specified Amount would have expired.
•	At the end of year 12, the Surrender Charge for a decrease on both the Initial and additional Specified Amount would have expired.

Appendix A-1
The following applies to all Policies issued before November 2, 2009.
EXAMPLE OF SURRENDER CHARGE CALCULATIONS:
The following hypothetical examples demonstrate the impact of Surrender Charges under different scenarios shown below for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000, no Indebtedness, Assumed Investment Return of 8.00% (7.24% net) and a planned annual Premium Payment of $15,000:
1)	Fully surrender the Policy at the end of the representative Policy Years shown:

End of Year	Accumulation Value	Surrender Charge	Surrender Value
1	11,807	25,350	0
5	66,246	11,030	55,216
10	154,883	0	154,883
In the table above, the Surrender Charge at the end of year 1 would be:
a) $25.35 multiplied by
b) 1,000 ($1,000,000 divided by 1,000), or $25,350.
2)	Decrease the Initial Specified Amount from $250,000 from $1,000,000 to $750,000 at the end of the representative Policy Years shown:

End of Year	Surrender Charge
1	6,338
5	2,758
11	0
In the table above, the Surrender Charge at the end of year 1 would be:
a) 25.35 multiplied by
b) 250 ($250,000 divided by 1,000), or $6,338.
3)	Increase the Initial Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 3, at attained age 48, standard non-tobacco, and then fully surrender the Policy at the end of the representative Policy Years shown:

End of Year	Accumulation Value	Surrender Charge on Initial $1,000,000 of Specified Amount	Surrender Charge on Additional $500,000 of Specified Amount	Total Surrender Charge	Surrender Value
5	59,224	11,030	10,215	21,245	37,979
7	85,493	3,210	6,185	9,395	76,098
9	113,744	0	2,085	2,085	111,659
12	165,038	0	0	0	165,038
In the table above, the Surrender Charge at the end of year 5 would be:
a)
(i) 11.03 multiplied by
(ii) 1,000 ($1,000,000 divided by 1,000), plus
b)
(i) 20.43 multiplied by

(ii) 500 ($500,000 divided by 1,000), or $21,245.
•	At the end of year 5 and 7, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional Specified Amount.
•	At the end of year 9, the Surrender Charge for the Initial Specified Amount would have expired.
•	At the end of year 12, the Surrender Charge for both the Initial and additional Specified Amount would have expired.
4)	Increase the Initial Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 3, at attained age 48, standard non-tobacco, and then decrease the Specified Amount by $900,000 from $1,500,000 to $600,000 at the end of the representative Policy Year shown:

End of Year	Surrender Charge on Initial $1,000,000 of Specified Amount	Surrender Charge on Additional $500,000 of Specified Amount	Total Surrender Charge
5	4,412	10,215	14,627
9	0	2,085	2,085
12	0	0	0
In the table above, the Surrender Charge at the end of year 9 would be:
a)
(i) 11.03 multiplied by
(ii) 400 ($400,000 divided by 1,000) plus
b)
(i) 20.43 multiplied by
(ii) 500 ($500,000 divided by 1,000), or $14,627.
•	At the end of year 5, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional Specified Amount.
•	At the end of year 9, the Surrender Charge for a decrease on the Initial Specified Amount would have expired.
•	At the end of year 12, the Surrender Charge for a decrease on both the Initial and additional Specified Amount would have expired.

Appendix B
The following Tables apply to all Policies issued before November 2, 2009.
Charges and Fees
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge as a percentage of Premiums paid (Premium Load). Note: Includes 3.0% charge for state and federal tax obligations.	When you pay a Premium.	3.5%[1]
Surrender Charge*2
A dollar amount per $1,000 of Specified Amount.	For up to 15 years from the Policy Date and up to 15 years from the effective date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Full Surrender of your Policy. For up to 10 years from the Policy Date or up to 10 years from the effective date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Reduction in Specified Amount.
Maximum Charge		$47.16 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco, in year one.		$26.68 per $1,000.
Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.
[1]	The Maximum Sales Charge Imposed on Premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.

[2]	During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)
Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[1]		$83.33 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco, in year one.		$0.20 per $1,000.
Mortality and Expense Risk Charge (“M&E”)	Daily (at the end of each Valuation Day).	A percentage of the value of the Separate Account, guaranteed not to exceed an effective annual rate of 0.10% in years 1-20 and 0% in Policy Years 21 and later.
Administrative Fee*	Monthly
Flat fee; plus		$10 in all years
For the first 10 Policy Years from Issue Date or increase in Specified Amount, a monthly fee per $1,000 of Initial Specified Amount or increase in Specified Amount:
Maximum Charge		$1.83 per $1,000.
Minimum Charge		$0.01 per $1,000.
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco.		$0.33 per $1,000.
Policy Loan Interest	Annually	4.0% annually of the amount held in the Loan Account.[2]

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Enhanced Surrender Value Rider – Multi-Life Basis (Lincoln AssetEdge® Exec VUL)	Monthly (in Policy Years 2-5 only)
A dollar amount per $1,000 of Initial Specified Amount.
Option 1		Charge is $0.05.[3]
Option 2		$0.075 per $1,000.[3]
Overloan Protection Rider	One-time charge when benefit is elected	Maximum charge of 5.0% of the then current Accumulation Value.[4]
Optional Rider Charges		Individualized based on whether optional Rider(s) selected.
Change of Insured Rider	N/A	There is no charge for this rider.
Waiver of Monthly Deduction Rider[5]	Monthly
A percentage of all other covered monthly charges.
Maximum Charge		12.0%
Minimum Charge		2.0%
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco.		3.5%
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.
[1]	Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[2]	Effective annual interest rate of 4.0% in years 1-10, and 3.10% in years 11 and later. Although deducted annually, interest accrues daily. As described in the section headed “Policy Loans”, when you request a Policy Loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company’s General Account. Amounts in the Loan Account are credited with interest at an effective annual rate guaranteed not to be less than 3.0%. The net cost of your loan (that is, the difference between the interest rate charged on amounts borrowed and the interest rate credited to amounts held in the Loan Account) is 1.0% in Policy Years 1-10 and 0.1% in Policy Years 11 and later.
[3]	This rider is required and will automatically be issued for policies applied for on a multi-life basis (Lincoln AssetEdge® Exec VUL) and the Owner of the Policy will have the opportunity to elect a higher Enhanced Surrender Value (Option 2). See section headed “Exec Enhanced Surrender Value Rider – Multi-Life Basis” in the Riders section of this prospectus for a more detailed discussion.
[4]	Accumulation Value of the Policy is the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value. See “Policy Values” section for detailed discussion of how each value is calculated.

[5]	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. “Covered monthly charges” are the Monthly Deductions under the Policy: the Cost of Insurance Charge, Administrative Fee, and the cost of any riders. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial advisor.
Rider Charges
Enhanced Surrender Value Rider. There is a monthly charge during Policy Years 2 - 5 of $0.05 per $1,000 of Initial Specified Amount.
This rider is required for policies applied for on a multi-life basis (Lincoln AssetEdge® Exec VUL), and the Owner of the Policy will have the opportunity to elect a higher Enhanced Surrender Value. The charge for the higher Enhanced Surrender Value (Option 2) is $0.075 per month per $1,000 of Initial Specified Amount. in the event the Owner of a Policy issued on a multi-life basis does not elect the higher Enhanced Surrender Value, the charge of $0.05 per $1,000 will be made. (See section headed “Riders-Enhanced Surrender Value Rider” for a discussion of the two options available.)
For example, a Policy with an Initial Specified Amount of $500,000 would have a $25 charge per month (or $300 per year), and a Policy with an Initial Specified Amount of $1,000,000 would have a $50 charge per month (or $600 per year) for Option 1. For Option 2, the charge for a Policy with an Initial Specified Amount of $500,000 would be $37.50 per month (or 450 per year), and the charge for a Policy with an Initial Specified Amount of $1,000,000 would be $75 per month (or $900 per year).
Riders
Enhanced Surrender Value Rider (“ESV Rider”).  This rider is available only on Policies issued on a multi-life basis (as the Lincoln AssetEdge® Exec VUL). The rider provides an enhanced Surrender Value without imposition of a Surrender Charge (the “Enhanced Surrender Value”) if you fully surrender your Policy during the first five Policy Years (the “Enhanced Surrender Value Period”) (see section headed Surrender Charges - General“ for a discussion of when Surrender Charges are imposed and how Surrender Charges are calculated). This rider does not provide for enhanced Surrender Value for Partial Surrenders or Policy Loans. This rider will terminate at the earliest of the Full Surrender of the Policy for the benefit provided by this rider; the end of the fifth Policy Year; lapse of the Policy; or exchange, replacement, or any termination of the Policy except for the benefits provided by the Change of Insured Rider. In Policy Years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider.
If application is made for Policies on a multi-life basis (as the Lincoln AssetEdge® Exec VUL), the Enhanced Surrender Value Rider will automatically be issued with each Policy, and the Owner of each Policy will have the opportunity to elect between two Enhanced Surrender Value options: a higher Enhanced Surrender Value (which is called “Option 2”) and the standard Enhanced Surrender Value (which is called “Option 1”). Please see sample Policy below for an example of hypothetical Accumulation and Surrender Values for Option 1 and Option 2. You may obtain more information about the possible impact of your choice of option by requesting a personalized policy illustration from your financial advisor.
You may not terminate the rider without terminating the Policy.
If the Policy is fully surrendered at any time during the Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered under Option 1 will equal:
1)	the Policy's Accumulation Value; minus
2)	Indebtedness
If the Policy is fully surrendered at any time during the Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered under Option 2 will equal:
1)	the Policy's Accumulation Value; minus

2)	Indebtedness; plus
3)	(a) the lesser of (i) the Initial Specified Amount or (ii) the current Specified Amount, multiplied by
(b) a per thousand of Specified Amount adjustment rate (which will be shown in the Policy Specifications of your Policy following the words “Enhanced Surrender Value Per Thousand Adjustment Rate”).
Your Policy Accumulation Value at any point in time equals the sum of Fixed Account Value, the Separate Account Value, and the Loan Account Value (see the section headed “Policy Values” for a more detailed discussion). Your Policy Surrender Value equals the Policy Accumulation Value less any Indebtedness less any applicable Surrender Charge (see section headed “Policy Surrenders” for a more detailed discussion).
The “per thousand of Specified Amount adjustment rate” is designed to provide a higher Surrender Value during the first five years of the Policy. Purchasers of the Lincoln AssetEdge® Exec VUL may find the higher Surrender Value, which this option provides, helpful where the Surrender Value of the Policy in the first five years has greater importance to the purchaser.
The following example demonstrates hypothetical Accumulation Values and Surrender Values without the Enhanced Surrender Value Rider and with the Enhanced Surrender Value Rider showing the election of either Option 1 or Option 2 during the first five Policy Years of the Policy described below:
Sample Policy
•	Insured: Male Standard Non-tobacco, age 55
•	Specified Amount: $1,500,000
•	Benefit Selection Option: Not Elected
•	Planned annual Premium Payment: $60,000
•	No Indebtedness
•	Assumed Investment Return: 8.00% gross (7.24% net)
•	For this case, the per thousand adjustment rate is 6.64 for Option 2
•	For this case, the monthly charge in Policy Years 2-5 for ESV Rider - Option 1 would be a) $0.05 multiplied by b) 1,500 ($1,500,000 divided by 1,000), or $75.00.
•	For this case, the monthly charge in Policy Years 2-5 for ESV Rider - Option 2 would be a) $0.075 multiplied by b) 1,500 ($1,500,000 divided by 1,000), or $112.50.

	Without ESV Rider		With ESV Rider — Option 1		With ESV Rider — Option 2
End of Year	Accumulation Value	Surrender Value	Accumulation Value	Surrender Value	Accumulation Value	Surrender Value
1	$51,022	$0	$51,022	$51,022	$51,022	$60,982
2	$105,057	$57,072	$104,120	$104,120	$103,651	$113,611
3	$162,345	$119,490	$160,396	$160,396	$159,421	$169,381
4	$223,355	$185,945	$220,313	$220,313	$218,792	$228,752
5	$288,344	$257,699	$284,120	$284,120	$282,008	$291,968
At the end of year 1 for ESV Rider Option 2, the Enhanced Surrender Value equals a) plus b) multiplied by c), where
a) is $51,022 (Accumulation Value);
b) is 6.64 (“per thousand of Specified Amount adjustment rate”); and
c) is 1,500 ($1,500,000 divided by 1,000)

If you request a Full Surrender of your Policy while the Enhanced Surrender Value Rider is in effect, you will receive the greater of the Surrender Value calculated under the provisions of your Policy and the Enhanced Surrender Value calculated under Enhanced Surrender Value Rider - Option 1 or Enhanced Surrender Value Rider - Option 2, as applicable. As noted above, because both options of the Enhanced Surrender Value Rider base the benefit to be paid in part upon the Accumulation Value of your Policy at the time you request a Full Surrender, increases or decreases in the Accumulation Value of your Policy will impact the benefit payable under the rider upon a Full Surrender of the Policy. If you are applying for the Policy on a multi-life basis, the Enhanced Surrender Value Rider will be automatically issued with your Policy; however, you should consider with financial advisor which enhanced Surrender Value option would assist you in reaching your goals, as the costs associated with this rider differ between the two options.
Your financial advisor can provide you with an illustration which would demonstrate how the Policy might work with Enhanced Surrender Value Rider - Option 1 or Enhanced Surrender Value Rider - Option 2.
Benefit Selection Option
When you apply for the Policy, you may elect the Benefit Selection Option. If you elect this option, you will reduce the Specified Amount used to calculate the Death Benefit Proceeds under the Continuation of Coverage provision if the Insured dies after reaching attained age 100. If you do not elect this option, then the amount of the Specified Amount in effect at the time of the Insured's death after attained age 100 will not be reduced by the Benefit Selection Option, and therefore the full amount of the Specified Amount in effect at the time of the Insured's death after reaching attained age 100 will be used in the calculation of the Death Benefit Proceeds.
With this option, you can choose to strike a balance between a potentially greater Accumulation Value and the death benefit protection provided after attained age 100 by the Continuation of Coverage provision of your Policy. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the per $1,000 of Specified Amount monthly administrative expense fee (the “Monthly Administrative Expense Fee”) deducted from your Policy and thereby reduce the cost of the death benefit provided by your Policy. Since reducing the monthly charges will reduce the amounts deducted from your Policy’s Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the Fixed Account and invested in the Sub-Accounts. Inasmuch as your election to reduce the Continuation of Coverage death benefit would not affect your Policy until the Insured reaches attained age 100, you should discuss with your financial advisor the extent to which your need for such protection may decrease at that point. Your financial advisor can prepare personalized illustrations which would demonstrate the impact of your choosing a Benefit Selection Option percentage greater than zero.
You elect this option by choosing a Benefit Selection Option percentage greater than zero. Your election will reduce the Policy’s Monthly Administrative Expense Fee; however, it will also reduce the death benefit provided by the Continuation of Coverage provision of your Policy to the extent that the death benefit is based upon the Specified Amount. The Continuation of Coverage provision of your Policy provides for a death benefit after the Insured has reached Attained Age 100 which is the greater of:
(i) the death benefit provided by the Death Benefit Option you have chosen (which is the Specified Amount or uses the Specified Amount as a factor in its calculation) (referred to as the “Continuation of Coverage Death Benefit Based Upon Specified Amount”); or
(ii) an amount equal to your Policy’s Accumulation Value on the date of death multiplied by the percentage shown in the corridor percentages table in the specifications pages of your Policy (referred to as the “Continuation of Coverage Death Benefit Based Upon Accumulation Value”),
both less Indebtedness (see section headed “Death Benefits – Death Benefit Options” for discussion of impact on death benefits of your choice of Death Benefit Options). Therefore, choosing the maximum Benefit Selection Option percentage (that is, 100%) will only reduce the Specified Amount used to calculate the death benefit provided by the Continuation of Coverage Death Benefit Based Upon Specified Amount (sub-clause (i) above) to zero, but will not reduce the death benefit provided by the Continuation of Coverage Death Benefit Based Upon Accumulation

Value (sub-clause (ii) above) to zero if your Policy has positive Accumulation Value (see section headed “Continuation of Coverage” for a discussion of the death benefit provided by this provision). The Benefit Selection Option percentage you have selected will be shown in the Policy Specifications pages of your Policy following the words “Benefit Selection Option: __%”, along with the reduction to the Continuation of Coverage Specified Amount (following the words “If the Insured is still living and this Policy is still in force at Attained Age 100, the Specified Amount will be reduced by __%”).
The following example shows three Policies on the same Insured. In the first Policy, the Benefit Selection Option was not elected; and in the second and third Policies the Benefit Selection Option (with differing percentages) was elected:
Male, 55 Year Old, Standard Non-tobacco
Benefit Selection Option	Monthly Administrative Expense Fee	Continuation of Coverage Specified Amount	Result
Election: None	$0.14167 per thousand of Specified Amount (higher)	100% of Specified Amount (higher)	This option offers the full Specified Amount during Continuation of Coverage. The price of the protection is reflected in the higher Monthly Administrative Expense Fee.
Election: 50%	$0.07376 per thousand of Specified Amount (lower)	50% of Specified Amount (lower)	This option offers less than the full Specified Amount during Continuation of Coverage. The Monthly Administrative Expense Fee is reduced in exchange. Therefore, this option allows somewhat more money to be invested in the Sub-Accounts or allocated to the Fixed Account while providing a part of the Specified Amount during Continuation of Coverage.
Election: 100%	$0.00583 per thousand of Specified Amount (lowest)	0% of Specified Amount (lowest)	This option offers no Continuation of Coverage Specified Amount*. The Monthly Administrative Expense Fee is reduced in exchange. Therefore, this option allows more money to be invested in the Sub-Accounts or allocated to the Fixed Account.
* Note: Although Continuation of Coverage Specified Amount is zero, the Continuation of Coverage provision of your Policy provides for an alternate calculation based on your Policy’s Accumulation Value on the date of death. See section headed “Continuation of Coverage” for a discussion of the death benefit to be paid.
The following examples demonstrate hypothetical Accumulation Values and Continuation of Coverage death benefits. The column headed “Continuation of Coverage Specified Amount” shows the amount of the death benefit to be paid under the Continuation of Coverage provisions of the Policy when the calculation of that amount is based upon the Specified Amount. The column headed “Illustrated Death Benefit Proceeds” shows the amount of the death benefit paid under the Continuation of Coverage provisions of the Policy when the calculation of that amount is based on Accumulation Value. The example below assumes that your allocations to the Sub-Accounts available under the Policy return an amount equal to the Assumed Investment Return each year shown:
•	Insured: Male Preferred Non-tobacco, age 60
•	Specified Amount: $1,000,000

•	Annual Premium Payment: $36,000 for 40 years is paid at or before the beginning of each of the first 40 Policy Years
•	No Indebtedness on the Policy
•	Death Benefit Option: 1 (level)
•	Death Benefit Qualification Test: Cash Value Accumulation Test
•	Assumed Investment Return: 8.00% gross (7.24% net)
•	Assumed Fixed Account Interest Rate: 5.05%

Benefit Selection Option %		0% (Not Elected)			50%			100%
End of Year	Age	Accumulation Value	Continuation of Coverage Specified Amount	Illustrated Death Benefit Proceeds	Accumulation Value	Continuation of Coverage Specified Amount	Illustrated Death Benefit Proceeds	Accumulation Value	Continuation of Coverage Specified Amount	Illustrated Death Benefit Proceeds
40	100	5,440,861	1,000,000	5,495,270	5,676,820	500,000	5,733,588	5,910,385	0	5,969,489
41	101	5,724,198	1,000,000	5,781,440	5,972,445	500,000	6,032,169	6,218,173	0	6,280,354
42	102	6,022,290	1,000,000	6,082,513	6,283,464	500,000	6,346,299	6,541,989	0	6,607,409
43	103	6,335,905	1,000,000	6,399,264	6,610,680	500,000	6,676,787	6,882,668	0	6,951,494
The following example uses the same sample policy and assumptions as the example above except that the Assumed Investment Return is 0.00% gross (-0.76% net):
Benefit Selection Option %		0% (Not Elected)			50%			100%
End of Year	Age	Accumulation Value	Continuation of Coverage Specified Amount	Illustrated Death Benefit Proceeds	Accumulation Value	Continuation of Coverage Specified Amount	Illustrated Death Benefit Proceeds	Accumulation Value	Continuation of Coverage Specified Amount	Illustrated Death Benefit Proceeds
40	100	62,411	1,000,000	1,000,000	238,865	500,000	500,000	410,271	0	414,374
41	101	65,661	1,000,000	1,000,000	251,304	500,000	500,000	431,637	0	435,953
42	102	69,080	1,000,000	1,000,000	264,391	500,000	500,000	454,114	0	458,656
43	103	72,678	1,000,000	1,000,000	278,159	500,000	500,000	477,763	0	482,540
In addition, the Continuation of Coverage Specified Amount will be $1,000,000 without the Benefit Selection Option elected, $500,000 when a 50% Benefit Selection Option is selected, and $0.00 when a 100% Benefit Selection Option is selected. Therefore, if you elect the maximum Benefit Selection Option percentage of 100%, you will be relying on the Accumulation Value of your Policy to provide a death benefit under your Policy’s Continuation of Coverage provision.
You elect this option by selecting a percentage from 1 to 100%. This election must be made at policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your Policy is best shown in an illustration. Please ask your financial advisor for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.
If elected, the percentage you select under this option will be shown in your Policy Specifications. Once your Policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.

No-Lapse Provision
	No-Lapse Provision with 10-year No-Lapse period	No-Lapse Provision with 20-year No-Lapse period
Required annual Premium amount	$9,690	$19,110
Required Premium period	10 years	20 years
Duration of No-Lapse protection if Premium Payment requirement met	10 years	20 years
Death benefit amount if No-Lapse Protection is preventing lapse	Same as policy death benefit	Same as policy death benefit

GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your

Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.

Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2015
Relating to Prospectus Dated May 1, 2015 for
Lincoln AssetEdgeSM VUL and Lincoln AssetEdgeSM Exec VUL products
Lincoln Life & Annuity Flexible Premium Variable Life Account M, Registrant
Lincoln Life & Annuity Company of New York, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus. It includes additional information about the Lincoln AssetEdge® VUL (and about the Lincoln AssetEdge® Exec VUL policy which is issued on a multi-life basis).
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
or by telephoning (800) 487-1485, and requesting a copy of the Lincoln AssetEdge® VUL or Lincoln AssetEdge® Exec VUL product prospectus.
TABLE OF CONTENTS OF THE SAI
1

GENERAL INFORMATION
Lincoln Life
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Department of Financial Services (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
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In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $2,178,469 in 2014, $3,057,744 in 2013 and $2,281,217 in 2012 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or
3

its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and Beneficiaries, which would impact claim payments and reserves, among other consequences.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life & Annuity
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Flexible Premium Variable Life Account M as of December 31, 2014 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2014; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Checkbook Service for Disbursements
We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary’s name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.
Administrative Services
Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.
POLICY INFORMATION
Corporate and Group Purchasers and Case Exceptions
This Policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. When this Policy is applied for by an employer, association, or other group for itself or on behalf of employees, members, or other individuals associated with a group, we may issue such policies on a simplified or guaranteed underwriting basis. In addition, we reserve the right to reduce Premium Loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total Premiums expected to be paid, total assets under management for the Owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the individual Policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners invested in the Separate Account.
Assignment
While the Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and received at our Administrative Office. We will
5

not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such Indebtedness after we have received any assignment.
Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
Transfer of Ownership
As long as the Insured is living, you may transfer all of your rights in the Policy by submitting a Written Request to our Administrative Office. You may revoke any transfer of Ownership prior to its effective date. The transfer of Ownership, or revocation of transfer, will not take effect until recorded by us. Once we have recorded the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the Written Request.
On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the Policy. Unless you direct us otherwise, with the consent of any assignee recorded with us, a transfer will not affect the interest of any Beneficiary designated prior to the effective date of transfer.
Beneficiary
The Beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while the Insured is living, except when we have received an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has specifically requested not to reserve the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will not be effective until recorded by us. Once we have recorded the change of Beneficiary, the change will take effect as of the date of latest signature on the Written Request or, if there is no such date, the date recorded.
If any Beneficiary dies before the Insured, the Beneficiary's potential interest shall pass to any surviving Beneficiaries in the appropriate Beneficiary class, unless otherwise specified to the Company. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Right to Convert Contract
You may at any time transfer 100% of the Policy's Accumulation Value to the Fixed Account and choose to have all future Premium Payments allocated to the Fixed Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the gender, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a Partial Surrender. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower Cost of Insurance Charge than those guaranteed for the Fixed Account.
Change of Plan
Within the first 18 months from the Policy Date, you may exchange your Policy without any evidence of insurability for any one of the permanent life insurance policies then being issued by us belonging to the same premium class to which your Policy belongs.
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The request for exchange must be in writing and received by us within 18 months of the Policy Date of your Policy. Unless otherwise agreed by you and us, the new Policy will have the same initial amount of insurance and Policy Date as the original Policy and the issue age of the Insured under the new Policy will be the issue age of the Insured as of the Policy Date of the original Policy. Any riders and incidental benefits included in the original Policy will be included if such riders and incidental benefits are issued with the new Policy. If the conversion results in the increase or decrease in the Accumulation Value, such increase or decrease will be payable to us by you, as applicable.
The Company may not make an offer to you to exchange your Policy without obtaining required regulatory approvals.
Settlement Options
Proceeds will be paid in a lump sum unless you choose a settlement option we make available.
Deferment of Payments
Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the Death Benefit Proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age or Gender
If the age or gender of the Insured has been misstated, benefits will be those which would have been purchased at the correct age and gender.
Suicide
If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date any increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, and
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•	a policy level mortality and expense charge applied on a daily equivalent basis, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the unit value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
n = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2014 financial statements of the Separate Account and the December 31, 2014 financial statements of the Company follow.
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Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York

Financial Statements

December 31, 2014 and 2013

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2014 and 2013, and the related statements of comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2014.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

April 1, 2015

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2014	2013
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2014 – $6,947; 2013 – $6,880)	$7,665	$7,259
Mortgage loans on real estate	551	521
Policy loans	361	382
Total investments	8,577	8,162
Cash and invested cash	64	10
Deferred acquisition costs and value of business acquired	466	586
Premiums and fees receivable	9	8
Accrued investment income	104	103
Reinsurance recoverables	434	478
Reinsurance related embedded derivatives	11	8
Goodwill	60	60
Other assets	235	150
Separate account assets	4,684	4,099
Total assets	$14,644	$13,664

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$1,508	$1,439
Other contract holder funds	5,641	5,708
Short-term debt	-	11
Income taxes payable	452	362
Other liabilities	97	64
Separate account liabilities	4,684	4,099
Total liabilities	12,382	11,683

Contingencies and Commitments (See Note 10)

Stockholder’s Equity
Common stock – 132,000 shares authorized, issued and outstanding	941	941
Retained earnings	1,054	907
Accumulated other comprehensive income (loss)	267	133
Total stockholder’s equity	2,262	1,981
Total liabilities and stockholder’s equity	$14,644	$13,664

See accompanying Notes to Financial Statements

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2014	2013	2012
Revenues
Insurance premiums	$167	$151	$139
Fee income	288	273	275
Net investment income	421	419	421
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(5)	(10)	(22)
Portion of loss recognized in other comprehensive income	2	2	10
Net other-than-temporary impairment losses on securities recognized in earnings	(3)	(8)	(12)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(9)	(7)	(7)
Total realized gain (loss)	(12)	(15)	(19)
Other revenues	62	-	-
Total revenues	926	828	816
Expenses
Interest credited	203	204	207
Benefits	316	292	265
Commissions and other expenses	191	204	191
Total expenses	710	700	663
Income (loss) from continuing operations before taxes	216	128	153
Federal income tax expense (benefit)	69	37	59
Net income (loss)	147	91	94
Other comprehensive income (loss), net of tax:
Unrealized gain (loss) on available-for-sale securities	131	(202)	83
Unrealized other-than-temporary impairment on available-for-sale securities	3	3	(1)
Total other comprehensive income (loss), net of tax	134	(199)	82
Comprehensive income (loss)	$281	$(108)	$176

See accompanying Notes to Financial Statements

3

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2014	2013	2012

Common Stock
Balance as of beginning-of-year	$941	$941	$941
Stock compensation/issued for benefit plans	-	-	-
Balance as of end-of-year	941	941	941

Retained Earnings
Balance as of beginning-of-year	907	816	722
Net income (loss)	147	91	94
Balance as of end-of-year	1,054	907	816

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	133	332	250
Other comprehensive income (loss), net of tax	134	(199)	82
Balance as of end-of-year	267	133	332
Total stockholder’s equity as of end-of-year	$2,262	$1,981	$2,089

See accompanying Notes to Financial Statements

4

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2014	2013	2012
Cash Flows from Operating Activities
Net income (loss)	$147	$91	$94
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	16	24	21
Change in premiums and fees receivable	(1)	(7)	4
Change in accrued investment income	(1)	(4)	(2)
Change in future contract benefits and other contract holder funds	(84)	(196)	(178)
Change in reinsurance related assets and liabilities	(4)	(8)	32
Change in federal income tax accruals	17	19	51
Realized (gain) loss	12	15	19
Other	(79)	(21)	(13)
Net cash provided by (used in) operating activities	23	(87)	28

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(502)	(785)	(664)
Sales of available-for-sale securities	83	50	38
Maturities of available-for-sale securities	354	561	567
Purchases of other investments	(122)	(170)	(335)
Sales or maturities of other investments	114	89	197
Net cash provided by (used in) investing activities	(73)	(255)	(197)

Cash Flows from Financing Activities
Increase (decrease) in short-term debt	(11)	11	-
Deposits of fixed account values, including the fixed portion of variable	656	654	611
Withdrawals of fixed account values, including the fixed portion of variable	(373)	(238)	(311)
Transfers to and from separate accounts, net	(166)	(127)	(94)
Common stock issued for benefit plans and excess tax benefits	(2)	(2)	-
Net cash provided by (used in) financing activities	104	298	206

Net increase (decrease) in cash and invested cash	54	(44)	37
Cash and invested cash as of beginning-of-year	10	54	17
Cash and invested cash as of end-of-year	$64	$10	$54

See accompanying Notes to Financial Statements

5

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

Lincoln Life & Annuity Company of New York (“LLANY” or the “Company”, which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of The Lincoln National Life Insurance Company (“LNL”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Ultimate Parent”), is domiciled in the state of New York.  LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability).  These products are marketed primarily through personal-producing general agents and brokers throughout the U.S.  LLANY is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 19 for additional information.

Basis of Presentation

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity

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security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

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To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of

8

the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Derivative Instruments

We have certain variable annuity products with guaranteed withdrawal benefits (“GWB”) and guaranteed income benefits (“GIB”) features that are embedded derivatives and reported as either assets or liabilities on our Balance Sheets.  These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based

9

on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that ranges from 7 to 77 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.  These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance (“Modco”) agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit’s fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit’s goodwill is lower than its carrying amount, goodwill is

10

impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date and other prepaid expenses.  Other liabilities consist primarily of employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date and other accrued expenses.

Other assets and other liabilities on our Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.    Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25  years.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit (“GDB”), GWB and GIB features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (“anniversary contract value”).

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Comprehensive Income (Loss).

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The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 46 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2014 and 2013, participating policies comprised approximately 4% of the face amount of insurance in force, and dividend expenses were $21 million, $18 million and $21 million for the years ended December 31, 2014,  2013 and 2012, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

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Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL, VUL and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTIs of investments, certain derivative and embedded derivative gains and losses and net gains and losses on reinsurance embedded derivatives.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of proceeds from reinsurance recaptures.

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Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2012 through 2014 ranged from 1% to 7%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Our employees participate in the pension and post-retirement benefit plans that are sponsored by LNC and LNL.  Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves our stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Statements of Comprehensive Income (Loss).

Income Taxes

We file a U.S. consolidated income tax return with LNC and its subsidiaries.  Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis.  The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.

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2.    New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standard Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2011-06, Fees Paid to the Federal Government by Health Insurer

This standard addresses the recognition and classification of fees mandated by the Patient Protection and Affordable Care Act.  The annual fee is imposed on health insurers for each calendar year beginning on or after January 1, 2014, and is payable no later than September 30 of the applicable year.  If a fee payment is required, the insurer is required to record the liability in full with a corresponding deferred cost that is amortized to expense using a straight-line method of allocation over the applicable year.  The ASU indicates that the annual fee does not meet the definition of an acquisition cost.

		January 1, 2014	The amendments in this ASU did not have a material effect on our financial condition and results of operations.
ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies)

This standard provides comprehensive accounting guidance for assessing whether an entity is an investment company through the use of a new two-tiered approach; considering the entity’s purpose and design to determine whether the entity is an investment company.  Upon adoption, all entities must be re-evaluated against the new investment company criteria to determine if investment company classification is permitted.

		January 1, 2014	The adoption of this ASU did not have an effect on our financial condition and results of operations.
ASU 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists

This standard requires an entity to present unrecognized tax benefits as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward.  The standard defines specific exceptions when the unrecognized tax benefit should be presented in the financial statements as a liability and not combined with deferred tax assets.

		January 1, 2014	The adoption of this ASU did not have an effect on the deferred tax asset or liability classification on our balance sheet and did not result in any additional disclosures to our financial statements.
ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

This standard changes the requirements for reporting discontinued operations.  The disposal of a component of an entity must be reported as a discontinued operation if the disposal represents a strategic shift that has a major effect on an entity’s operations and financial results.  The amendments also require entities to provide new disclosures about a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation.  Early adoption is permitted, but only for disposals that have not been reported in financial statements previously issued or available for issuance.

		Early adopted as of October 1, 2014	The adoption of this ASU did not have an effect on our financial condition and results of operations.

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Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-01, Accounting for Investments in Qualified Affordable Housing Projects

Under current GAAP, the use of the effective yield method for investments in qualified affordable housing projects is limited, and may result in certain investments being accounted for under a method of accounting that may not fairly represent the economics of the investment.  This standard permits an entity to make an accounting policy election to use the proportional amortization method of accounting if certain conditions are met.  The amendments are to be applied retrospectively for interim and annual reporting periods.

		January 1, 2015	We are currently evaluating the impact of adopting this standard, and do not expect the adoption to have a material effect on our financial condition and results of operations.
ASU 2014-09, Revenue from Contracts with Customers

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Retrospective application is required, and early adoption is not permitted.

January 1, 2017

We will adopt the accounting guidance in this standard for non-insurance related products and services, and are currently evaluating the impact of adoption on our financial condition and results of operations.

ASU 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures

This standard eliminates a distinction in current GAAP related to certain repurchase agreements, and amends current GAAP to require repurchase-to-maturity transactions and linked repurchase financings to be accounted for as secured borrowings; consistent with the accounting for other repurchase agreements.  The standard also includes new disclosure requirements related to transfers accounted for as sales that are economically similar to repurchase agreements.  The new disclosures are not required for comparative periods before the effective date.

January 1, 2015

We are currently evaluating the impact of adopting this standard on our financial condition and results of operations and will provide the required disclosures, as necessary, in our 2015 financial statements.

ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share Is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.  Early adoption of this standard is permitted and application is under a modified retrospective basis to existing hybrid financial instruments that are within the scope of the standard.

		January 1, 2016	We are currently evaluating the impact of adopting this standard on our financial condition and results of operations.
ASU 2015-02, Amendments to the Consolidation Analysis

This standard is intended to improve consolidation accounting guidance related to limited partnerships (“LPs”), limited liability corporations, and securitization structures.  The new standard includes changes to existing consolidation models that will eliminate the presumption that a general partner should consolidate an LP, clarify when fees paid to a decision maker should be a factor in the variable interest entities (“VIE”) consolidation evaluation and reduce the VIE consolidation models from two to one by eliminating the indefinite deferral for certain investment funds.  Early adoption is permitted including adoption in an interim period.

		January 1, 2016	We are currently evaluating the impact of adopting this standard on our financial condition and results of operations.

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3.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2014
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI	Value
Fixed maturity securities:
Corporate bonds	$5,926	$654	$50	$-	$6,530
ABS	155	10	5	7	153
U.S. government bonds	28	5	-	-	33
Foreign government bonds	40	6	-	-	46
RMBS	374	35	-	1	408
CMBS	39	2	-	1	40
CLOs	11	-	-	-	11
State and municipal bonds	288	59	1	-	346
Hybrid and redeemable preferred securities	86	14	2	-	98
Total fixed maturity AFS securities	$6,947	$785	$58	$9	$7,665

	As of December 31, 2013
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI	Value
Fixed maturity securities:
Corporate bonds	$5,732	$435	$101	$-	$6,066
ABS	188	8	13	10	173
U.S. government bonds	28	4	-	-	32
Foreign government bonds	41	4	-	-	45
RMBS	455	33	-	4	484
CMBS	49	2	1	1	49
CLOs	18	-	-	-	18
State and municipal bonds	282	18	2	-	298
Hybrid and redeemable preferred securities	87	10	3	-	94
Total fixed maturity securities	$6,880	$514	$120	15	$7,259

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2014, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$163	$166
Due after one year through five years	1,672	1,845
Due after five years through ten years	1,456	1,516
Due after ten years	3,232	3,679
Subtotal	6,523	7,206
MBS	413	448
CLOs	11	11
Total fixed maturity AFS securities	$6,947	$7,665

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

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The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2014
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$322	$21	$322	$29	$644	$50
ABS	5	-	76	12	81	12
RMBS	9	-	11	1	20	1
CMBS	7	-	1	1	8	1
State and municipal bonds	-	-	4	1	4	1
Hybrid and redeemable
preferred securities	-	-	14	2	14	2
Total fixed maturity AFS securities	$343	$21	$428	$46	$771	$67

Total number of AFS securities in an unrealized loss position						190

	As of December 31, 2013
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$1,315	$84	$107	$17	$1,422	$101
ABS	17	1	85	22	102	23
Foreign government bonds	2	-	-	-	2	-
RMBS	59	1	24	3	83	4
CMBS	8	1	3	1	11	2
CLOs	18	-	-	-	18	-
State and municipal bonds	39	1	5	1	44	2
Hybrid and redeemable
preferred securities	10	-	13	3	23	3
Total fixed maturity AFS securities	$1,468	$88	$237	$47	$1,705	$135

Total number of AFS securities in an unrealized loss position						380

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2014
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$11	$3	$-	2
Six months or greater, but less than nine months	3	2	-	1
Twelve months or greater	61	21	6	19
Total	$75	$26	$6	22

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	As of December 31, 2013
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$1	$-	$-	1
Twelve months or greater	71	22	9	30
Total	$72	$22	$9	31

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $68 million for the year ended December 31, 2014.  As discussed further below, we believe the unrealized loss position as of December 31, 2014, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2014, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2014, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2014, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each temporarily impaired security.

As of December 31, 2014, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$47	$53	$61
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	1	5	9
Credit losses on securities for which an OTTI was previously recognized	3	4	5
Decreases attributable to:
Securities sold, paid down or matured	(8)	(15)	(22)
Balance as of end-of-year	$43	$47	$53

During 2014,  2013 and 2012, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;

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•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York, which accounted for 75% and 71% of mortgage loans on real estate as of December 31, 2014 and 2013, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2014	2013
Current	$551	$521
Unamortized premium (discount)	-	-
Total carrying value	$551	$521

There were no impaired mortgage loans on real estate as of December 31, 2014 and 2013.

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2014			As of December 31, 2013
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$533	96.7%	2.40	$498	95.6%	2.15
65% to 74%	13	2.4%	1.65	13	2.5%	1.59
75% to 100%	5	0.9%	0.63	10	1.9%	0.61
Total mortgage loans on real estate	$551	100.0%		$521	100.0%

Net Investment Income

The major categories of net investment income (in millions) on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Fixed maturity AFS securities	$374	$377	$381
Mortgage loans on real estate	25	22	18
Policy loans	21	21	24
Commercial mortgage loan prepayment and bond make-whole premiums	8	6	5
Investment income	428	426	428
Investment expense	(7)	(7)	(7)
Net investment income	$421	$419	$421

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Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Fixed maturity AFS securities:
Gross gains	$4	$1	$1
Gross losses	(5)	(10)	(17)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(3)	(2)	-
Total realized gain (loss) related to certain investments	$(4)	$(11)	$(16)

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
ABS	$(3)	$(3)	$(6)
RMBS	(1)	(4)	(3)
CMBS	-	(2)	(5)
Gross OTTI recognized in net income (loss)	(4)	(9)	(14)
Associated amortization of DAC, VOBA, DSI, and DFEL	1	1	2
Net OTTI recognized in net income (loss), pre-tax	$(3)	$(8)	$(12)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$2	$2	$11
Change in DAC, VOBA, DSI and DFEL	-	-	(1)
Net portion of OTTI recognized in OCI, pre-tax	$2	$2	$10

Determination of Credit Losses on ABS

As of December 31, 2014 and 2013, we reviewed our ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Determination of Credit Losses on MBS

As of December 31, 2014 and 2013, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Investment Commitments

As of December 31, 2014, our investment commitments were $18  million, which included $11 million of private placement securities and $7 million of mortgage loans on real estate.

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Concentrations of Financial Instruments

As of December 31, 2014 and 2013, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $248 million and $284 million, respectively, or 3% and 4% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $118 million and $136 million, respectively, or 1% and 2%, respectively, of our invested assets portfolio.  These investments are included in corporate bonds in the tables above.

As of December 31, 2014 and 2013, our most significant investments in one industry were our investment securities in the utilities industry with a fair value of $1.2 billion and $1.0 billion, respectively, or 14% and 12% of our invested assets portfolio, respectively, and our investment securities in the consumer non-cyclical industry with a fair value of $1.1 billion and $1.0 billion, respectively, or 13% and 12% of our invested assets portfolio, respectively.

Assets on Deposit

The Company had investment assets on deposit with regulatory agencies with a fair market value of $13 million as of December 31, 2014 and 2013.

4.  Derivative Instruments

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We transfer the liability for our GWB and GIB features to LNL, who uses a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features.  The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of the changes in embedded derivative GLB reserves caused by those same factors.  The hedge positions are re-balanced based upon changes in these factors as needed.  While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).    We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

Indexed Annuity Contracts Embedded Derivatives

We use indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index®.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.

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Embedded derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2014			As of December 31, 2013
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
GLB reserves (1)	$-	$34	$-	$-	$36	$-
GLB reserves (2)	-	-	34	-	-	36
Reinsurance related (3)	-	11	-	-	8	-
Indexed annuity contracts (4)	-	-	2	-	-	-
Total embedded derivative instruments
instruments	$-	$45	$36	$-	$44	$36

(1)	Reported in other assets on our Balance Sheets.
(2)	Reported in other liabilities on our Balance Sheets.
(3)	Reported in reinsurance related embedded derivatives on our Balance Sheets.
(4)	Reported in future contract benefits on our Balance Sheets.

The gains (losses) on embedded derivative instruments (in millions) recorded within income (loss) from continuing operations on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Other assets - GLB reserves (1)	$70	$(88)	$-
Other liabilities - GLB reserves (1)	(70)	88	50
Reinsurance related (1)	-	1	-
Total embedded derivative instruments	$-	$1	$50

(1)	Reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

Balance Sheet Offsetting

There is no offsetting on our Balance Sheets associated with our embedded derivative instruments.

5.  Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Current	$65	$38	$11
Deferred	4	(1)	48
Federal income tax expense (benefit)	$69	$37	$59

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Tax rate times pre-tax income	$76	$45	$54
Effect of:
Separate account dividend
received deduction	(6)	(6)	(5)
Tax credits	-	(1)	(1)
Goodwill	-	-	-
Change in uncertain tax positions	(1)	-	(4)
Other items	-	(1)	15
Federal income tax expense (benefit)	$69	$37	$59
Effective tax rate	32%	29%	38%

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The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The benefit for tax credits in 2013 and 2012 is attributable to foreign tax credits.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2014	2013
Current	$(61)	$(48)
Deferred	(391)	(314)
Total federal income tax asset (liability)	$(452)	$(362)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2014	2013
Deferred Tax Assets
Future contract benefits and other contract holder funds	$8	$27
Other	1	2
Total deferred tax assets	9	29
Deferred Tax Liabilities
DAC	97	123
VOBA	31	67
Net unrealized gain on AFS securities	253	134
Investments	4	2
Other	15	17
Total deferred tax liabilities	400	343
Net deferred tax asset (liability)	$(391)	$(314)

Although realization is not assured, management believes that it is more likely than not that the Company will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2014 and 2013, zero and $1 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  The Company is not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2014	2013
Balance as of beginning-of-year	$8	$8
Increases for prior year tax positions	1	-
Decreases for prior year tax positions	(1)	-
Decreases for settlements with taxing authorities	(8)	-
Balance as of end-of-year	$-	$8

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2014, 2013 and 2012, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(2) million, zero and $(3) million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of zero and $2 million as of December 31, 2014 and 2013, respectively.

The Company is subject to examination by U.S. federal, state, local and non-U.S. income authorities.  The Company is currently under examination by the Internal Revenue Service (“IRS”) for tax years 2009 through 2011.  The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013.  The Company has protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals.

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6.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$393	$304	$321
Deferrals	72	80	68
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(51)	(45)	(42)
Unlocking	5	4	(7)
Adjustment related to realized (gains) losses	(4)	(3)	(3)
Adjustment related to unrealized (gains) losses	(38)	53	(33)
Balance as of end-of-year	$377	$393	$304

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$193	$148	$200
Deferrals	1	1	-
Amortization:
Amortization, excluding unlocking	(50)	(31)	(41)
Unlocking	(1)	(36)	(6)
Accretion of interest (1)	13	15	17
Adjustment related to unrealized (gains) losses	(67)	96	(22)
Balance as of end-of-year	$89	$193	$148

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2014, was as follows:

2015	$11
2016	10
2017	10
2018	9
2019	9

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$11	$9	$12
Deferrals	1	1	1
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(2)	(1)	(2)
Adjustment related to unrealized (gains) losses	-	2	(2)
Balance as of end-of-year	$10	$11	$9

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Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$126	$74	$82
Deferrals	22	26	29
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(17)	(12)	(15)
Unlocking	(1)	(2)	(6)
Adjustment related to unrealized (gains) losses	(45)	40	(16)
Balance as of end-of-year	$85	$126	$74

7.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2014	2013	2012
Direct insurance premiums and fee income	$640	$605	$578
Reinsurance ceded	(185)	(181)	(164)
Total insurance premiums and fee income	$455	$424	$414

Direct insurance benefits	$497	$541	$472
Reinsurance recoveries netted against benefits	(181)	(249)	(207)
Total benefits	$316	$292	$265

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.

Under our reinsurance program, we reinsure 20% to 25% of the mortality risk on newly issued life insurance contracts.  Our policy for this program is to retain no more than $20 million on a single insured life.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2014, the reserves associated with these reinsurance arrangements totaled $4 million.

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $434 million and $478 million as of December 31, 2014 and 2013, respectively.  We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.

During the fourth quarter of 2014, we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $72 million, of which $11 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $7 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $26 million and a reduction of DAC of $21 million.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.  Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

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8.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2014
	Acquisition	Cumulative
	Balance	Impairment
	as of	as of		Balance
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(102)	-	34
Total goodwill	$162	$(102)	$-	$60

	For the Year Ended December 31, 2013
	Acquisition	Cumulative
	Balance	Impairment
	as of	as of		Balance
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(102)	-	34
Total goodwill	$162	$(102)	$-	$60

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1.  To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique (“income approach”), although limited available market data is also considered.  In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC’s share price and assumptions that market participants would make in valuing the reporting unit.  This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2014, 2013 and 2012 our Annuities reporting unit passed the Step 1 analysis.  Given the Step 1 results, we performed a Step 2 analysis for our Life Insurance reporting unit.  Based upon our Step 2 analysis for Life Insurance, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

The gross carrying amounts and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2014		As of December 31, 2013
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$7	$2	$7	$2

Future estimated amortization of the specifically identifiable intangible assets was immaterial as of December 31, 2014.

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9.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2014 (1)	2013 (1)
Return of Net Deposits
Total account value	$3,585	$3,102
Net amount at risk (2)	6	3
Average attained age of contract holders	58 years	57 years

Minimum Return
Average attained age of contract holders	83 years	81 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$1,234	$1,174
Net amount at risk (2)	12	8
Average attained age of contract holders	67 years	67 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market volatility.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Balance Sheets:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$2	$2	$2
Changes in reserves	-	-	1
Benefits paid	-	-	(1)
Balance as of end-of-year	$2	$2	$2

Variable Annuity Contracts

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2014	2013
Asset Type
Domestic equity	$1,638	$1,452
International equity	689	634
Bonds	1,066	899
Money market	525	409
Total	$3,918	$3,394

Percent of total variable annuity
separate account values	92%	91%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 28% of total life insurance in-force reserves as of December 31, 2014.

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10.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the Securities and Exchange Commission, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and unclaimed property laws.

From time to time we may have various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some cases, very large and/or indeterminate amounts, including punitive and treble damages, could be sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2014.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY’s financial condition.

Commitments

Vulnerability from Concentrations

As of December 31, 2014, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business.  However, we do have a concentration in a market and geographic area in which business is conducted.  For the year ended December 31, 2014, approximately 96% of the premiums, on the basis of statutory accounting principles (“SAP”), were generated in New York.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(8) million and $1 million as of December 31, 2014 and 2013, respectively.

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11.  Shares and Stockholder’s Equity

All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$139	$341	$258
Unrealized holding gains (losses) arising during the year	332	(508)	226
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(134)	186	(139)
Income tax benefit (expense)	(70)	113	(14)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(1)	(9)	(16)
Associated amortization of DAC, VOBA, DSI and DFEL	(3)	(2)	-
Income tax benefit (expense)	1	4	6
Balance as of end-of-year	$270	$139	$341
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$(7)	$(10)	$(9)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(2)	(2)	(11)
Change in DAC, VOBA, DSI and DFEL	-	-	1
Income tax benefit (expense)	1	1	3
Decreases attributable to:
Sales, maturities or other settlements of AFS securities	8	7	13
Change in DAC, VOBA, DSI and DFEL	(2)	(1)	(3)
Income tax benefit (expense)	(2)	(2)	(4)
Balance as of end-of-year	$(4)	$(7)	$(10)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$1	$1	$1
Balance as of end-of-year	$1	$1	$1

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Statements of Comprehensive Income (Loss):

	For The Years Ended
	December 31,
	2014	2013

Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(1)	$(9)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(3)	(2)	Total realized gain (loss)
Reclassification before income
tax benefit (expense)	(4)	(11)	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	1	4	Federal income tax expense (benefit)
Reclassification, net of income tax	$(3)	$(7)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$8	$7	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	(2)	(1)	Total realized gain (loss)
Reclassification before income
tax benefit (expense)	6	6	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	(2)	(2)	Federal income tax expense (benefit)
Reclassification, net of income tax	$4	$4	Net income (loss)

12.  Realized Gain (Loss)

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Details underlying realized gain (loss) (in millions) reported on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Total realized gain (loss) related to certain investments (1)	$(4)	$(11)	$(16)
Variable annuity net derivatives results: (2)
Gross gain (loss)	(7)	(3)	(1)
Associated amortization of DAC, VOBA, DSI and DFEL	(1)	(1)	(2)
Total realized gain (loss)	$(12)	$(15)	$(19)

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 3.
(2)	Includes the net difference in the change in embedded derivative reserves of our GLB products.

13.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Commissions	$96	$97	$82
General and administrative expenses	74	78	79
DAC and VOBA deferrals and interest, net of amortization	11	12	11
Taxes, licenses and fees	10	17	19
Total	$191	$204	$191

14.  Pension, Postretirement Health Care and Life Insurance Benefit Plans

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees are participants.  LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees.  In addition, for certain former employees we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law.  All of our defined benefit pension plans are frozen,  and there are no new participants and no future accruals of benefits from the date of the freeze.

LNC and LNL also sponsor a voluntary employees’ beneficiary association (“VEBA”) trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents).  VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code.  Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents.  Retirees may be required to contribute toward the cost of these benefits.  Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

15.  Defined Contribution and Deferred Compensation Plans

Defined Contribution Plans

LNC and LNL sponsor defined contribution plans, which include 401(k) and money purchase plans, for eligible employees and agents, including those of LLANY.  LNC and LNL make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended.  Our expenses for these plans were $3 million for the years ended December 31, 2014,  2013 and 2012.

Deferred Compensation Plans

LNC and LNL sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.  LLANY participates in five of these deferred compensation plans.  Our associated liability for these plans was $3 million as of December 31, 2014 and 2013, which is reported in other liabilities on our Balance Sheets.

Deferred Compensation Plan for Employees

Participants may elect to defer a portion of their compensation as defined by the plan.  Participants may select from prescribed “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants.  LNC makes matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans.  The amounts of LNC contributions are calculated in

31

accordance with the plan document.  Our expenses for this plan were less than $1 million for the years ended December 31, 2014, 2013 and 2012.

Deferred Compensation Plans for Agents

LNL sponsors three deferred compensation plans for certain eligible agents.  Participants may elect to defer a portion of their compensation as defined by the respective plan.  Participants may select from prescribed “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  Under the terms of these plans, LNL agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants.  The amounts of LNL’s contributions are calculated and made in accordance with the plans’ documents.  Our expenses for these plans were not significant for the years ended December 31, 2014, 2013 and 2012.

16.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights and restricted stock units.  LNC issues new shares to satisfy option exercises.  Total compensation expense for stock-based incentive compensation plans was not material for the years ended December 31, 2014, 2013 and 2012.

17.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

	As of December 31,
	2014	2013
U.S. capital and surplus	$653	$713

	For the Years Ended December 31,
	2014	2013	2012
U.S. net gain (loss) from operations, after-tax	$41	$166	$82
U.S. net income (loss)	39	161	74

The decrease in statutory net income (loss) when comparing 2014 to 2013 was due primarily to unfavorable reserve development in variable annuities due to lower forward interest rates.

The increase in statutory net income (loss) when comparing 2013 to 2012 was due primarily to an increase in favorable tax items over prior year and favorable reserve development in variable annuities due to improvements in the equity market and higher forward interest rates.

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves and the use of a more conservative valuation interest rate on certain annuities.

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The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

	As of December 31,
	2014	2013
Calculation of reserves using continuous CARVM	(1)	(2)
Conservative valuation rate on certain annuities	(2)	(1)

During the third quarter of 2013, the New York State Department of Financial Services (“NYDFS”) announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, effective December 31, 2013, impacts the Company.  The Company discontinued the sale of these products in early 2013, but the change affects those policies sold prior to that time.  We began phasing in the increase in reserves over five years beginning in 2013.  As of December 31, 2014, we have increased reserves by $180 million.  The additional increase in reserves over the next three years is subject to ongoing discussions with the NYDFS.  However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2014, the Company’s RBC ratio was approximately five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL.  Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York Department of Insurance provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation.  The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect we could pay dividends of approximately $41 million in 2015 without New York Department of Insurance approval.

18.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2014		As of December 31, 2013
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities – Fixed maturity securities	$7,665	$7,665	$7,259	$7,259
Mortgage loans on real estate	551	576	521	511
Cash and invested cash	64	64	10	10
Reinsurance related embedded derivatives	11	11	8	8
Other assets:
Reinsurance recoverable	34	34	-	-
GLB reserves embedded derivatives (1)	-	-	36	36
Separate account assets	4,684	4,684	4,099	4,099

Liabilities
Future contract benefits – indexed annuity and
IUL contracts embedded derivatives	(2)	(2)	-	-
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(48)	(48)	(54)	(54)
Account values of certain investment contracts	(1,327)	(1,530)	(1,385)	(1,440)
Short-term debt	-	-	(11)	(11)
Other liabilities – GLB reserves embedded derivatives (1)	(34)	(34)	(36)	(36)

(1)	GLB reserves embedded derivatives are fully ceded to LNL. 33

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2014 and 2013, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term Debt

The carrying value of short-term debt approximates fair value.  The inputs used to measure the fair value of our short-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2014 or 2013, and we noted no changes in our valuation methodologies between these periods.

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The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2014
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$6	$6,458	$66	$6,530
ABS	-	153	-	153
U.S. government bonds	31	2	-	33
Foreign government bonds	-	44	2	46
RMBS	-	408	-	408
CMBS	-	39	1	40
CLOs	-	-	11	11
State and municipal bonds	-	346	-	346
Hybrid and redeemable preferred securities	-	98	-	98
Cash and invested cash	-	64	-	64
Other assets – Reinsurance recoverable	-	-	34	34
Separate account assets	74	4,610	-	4,684
Total assets	$111	$12,222	$114	$12,447

Liabilities
Future contract benefits – indexed annuity and
IUL contracts embedded derivatives	$-	$-	$(2)	$(2)
Other liabilities – GLB reserves embedded derivatives	-	-	(34)	(34)
Total liabilities	$-	$-	$(36)	$(36)

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	As of December 31, 2013
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$5	$5,988	$73	$6,066
ABS	-	173	-	173
U.S. government bonds	31	1	-	32
Foreign government bonds	-	43	2	45
RMBS	-	484	-	484
CMBS	-	47	2	49
CLOs	-	7	11	18
State and municipal bonds	-	298	-	298
Hybrid and redeemable preferred securities	-	93	1	94
Cash and invested cash	-	10	-	10
Separate account assets	78	4,021	-	4,099
Reinsurance related embedded derivatives	-	8	-	8
Other assets – GLB reserves embedded
derivatives	-	-	36	36
Total assets	$114	$11,173	$125	$11,412

Liabilities
Other liabilities – GLB embedded derivatives	$-	$-	$(36)	$(36)
Total liabilities	$-	$-	$(36)	$(36)

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The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2014
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (1)(2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$73	$4	$-	$23	$(34)	$66
Foreign government bonds	2	-	-	-	-	2
CMBS	2	-	-	(1)	-	1
CLOs	11	-	-	-	-	11
Hybrid and redeemable
preferred securities	1	-	-	-	(1)	-
Other assets:
GLB reserves embedded derivatives (4)	36	(70)	-	-	34	-
Reinsurance recoverable	-	34	-	-	-	34
Future contract benefits – indexed annuity and
IUL contracts embedded derivatives	-	(1)	-	(1)	-	(2)
Other liabilities – GLB reserves
embedded derivatives (4)	(36)	36	-	-	(34)	(34)
Total, net	$89	$3	$-	$21	$(35)	$78

	For the Year Ended December 31, 2013
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (1)(2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$83	$4	$3	$(1)	$(16)	$73
ABS	-	-	-	5	(5)	-
Foreign government bonds	-	-	-	2	-	2
CMBS	3	-	-	(1)	-	2
CLOs	6	-	-	5	-	11
Hybrid and redeemable
preferred securities	4	-	(1)	(2)	-	1
Other assets – GLB reserves
embedded derivatives (4)	51	(87)	-	-	72	36
Other liabilities – GLB reserves
embedded derivatives (4)	(51)	87	-	-	(72)	(36)
Total, net	$96	$4	$2	$8	$(21)	$89

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	For the Year Ended December 31, 2012
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (1)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$140	$4	$(2)	$(5)	$(54)	$83
U.S. government bonds	1	-	-	(1)	-	-
RMBS	2	-	-	(1)	(1)	-
CMBS	4	(1)	1	-	(1)	3
CLOs	3	-	-	6	(3)	6
Hybrid and redeemable
preferred securities	10	-	1	-	(7)	4
Other liabilities – GLB reserves
embedded derivatives (4)	(101)	50	-	-	-	(51)
Total, net	$59	$53	$-	$(1)	$(66)	$45

(1)

Transfers into or out of Level 3 for AFS are displayed at amortized cost as of the beginning-of-year.  For AFS securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(2)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Balance Sheets.
(3)

Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

(4)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$25	$(1)	$-	$(1)	$-	$23
CMBS	-	-	-	(1)	-	(1)
Future contract benefits – indexed annuity and
IUL contracts embedded derivatives	(1)	-	-	-	-	(1)
Total, net	$24	$(1)	$-	$(2)	$-	$21

	For the Year Ended December 31, 2013
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$14	$-	$(13)	$(2)	$-	$(1)
ABS	5	-	-	-	-	5
Foreign government bonds	2	-	-	-	-	2
CMBS	-	-	-	(1)	-	(1)
CLOs	5	-	-	-	-	5
Hybrid and redeemable preferred
securities	-	(2)	-	-	-	(2)
Total, net	$26	$(2)	$(13)	$(3)	$-	$8

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	For the Year Ended December 31, 2012
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$-	$-	$(3)	$(2)	$(5)
U.S. government bonds	-	-	-	(1)	-	(1)
RMBS	-	-	(1)	-	-	(1)
CLOs	6	-	-	-	-	6
Total, net	$6	$-	$(1)	$(4)	$(2)	$(1)

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Other assets – GLB reserves embedded derivatives (1)	$52	$(100)	$-
Other liabilities – GLB reserves embedded derivatives (1)	(52)	100	58
Total, net	$-	$-	$58

(1)	Included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities – Corporate bonds	$16	$(50)	$(34)
Hybrid and redeemable preferred securities	-	(1)	(1)
Other assets – GLB reserves
embedded derivatives	34	-	34
Other liabilities – GLB reserves
embedded derivatives	-	(34)	(34)
Total, net	$50	$(85)	$(35)

	For the Year Ended December 31, 2013
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$8	$(24)	$(16)
ABS		(5)	(5)
Hybrid and redeemable preferred securities	1	(1)	-
Total, net	$9	$(30)	$(21)

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	For the Year Ended December 31, 2012
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$2	$(56)	$(54)
RMBS	-	(1)	(1)
CMBS	-	(1)	(1)
CLOs	-	(3)	(3)
Hybrid and redeemable preferred securities	3	(10)	(7)
Total, net	$5	$(71)	$(66)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2014, 2013 and 2012 transfers into and out of were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers into and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2014, 2013 and 2012 the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

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The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2014:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$62	Discounted cash flow	Liquidity/duration adjustment (1)	1.5%	-	7.4%
Foreign government bonds	2	Discounted cash flow	Liquidity/duration adjustment (1)	3.5%	-	3.5%
Other assets – Reinsurance
recoverable	34	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	140%
			NPR (5)	0.00%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	28%
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	(2)	Discounted cash flow	Lapse rate (2)	1%	-	15%
			Mortality rate (6)			(9)
Other liabilities – GLB reserves
embedded derivatives	(34)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	140%
			NPR (5)	0.00%	-	0.35%
			Mortality rate (6)(8)			(9)
			Volatility (7)	1%	-	28%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.
(9)	Based on the “Annuity 2000 Mortality Table” developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the NAIC in 1996 for our mortality input.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or

41

decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•	Indexed annuity and IUL contracts embedded derivatives – An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives –  Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

19.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to excess capital; other corporate investments; benefit plan net liability; the results of certain disability income business; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of embedded derivatives within certain reinsurance arrangements; and
▪	Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them;
•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

42

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Revenues
Operating revenues:
Annuities	$141	$127	$119
Retirement Plan Services	61	60	57
Life Insurance	637	561	577
Group Protection	103	95	82
Other Operations	2	6	4
Excluded realized gain (loss), pre-tax	(18)	(21)	(23)
Total revenues	$926	$828	$816

	For the Years Ended December 31,
	2014	2013	2012
Net Income (Loss)
Income (loss) from operations:
Annuities	$43	$34	$24
Retirement Plan Services	3	4	3
Life Insurance	110	61	94
Group Protection	-	(1)	(4)
Other Operations	3	7	(8)
Excluded realized gain (loss), after-tax	(12)	(14)	(15)
Net income (loss)	$147	$91	$94

	For the Years Ended December 31,
	2014	2013	2012
Net Investment Income
Annuities	$54	$59	$63
Retirement Plan Services	55	55	52
Life Insurance	301	291	294
Group Protection	9	8	8
Other Operations	2	6	4
Total net investment income	$421	$419	$421

	For the Years Ended December 31,
	2014	2013	2012
Amortization of DAC and VOBA, Net of Interest
Annuities	$13	$13	$13
Retirement Plan Services	1	-	1
Life Insurance	68	77	63
Group Protection	2	3	2
Total amortization of DAC and VOBA, net of interest	$84	$93	$79

43

	For the Years Ended December 31,
	2014	2013	2012
Federal Income Tax Expense (Benefit)
Annuities	$13	$10	$7
Retirement Plan Services	-	1	1
Life Insurance	58	32	48
Group Protection	-	(1)	(1)
Other Operations	4	2	11
Excluded realized gain (loss)	(6)	(7)	(7)
Total federal income tax expense (benefit)	$69	$37	$59

	As of December 31,
	2014	2013
Assets
Annuities	$5,273	$4,651
Retirement Plan Services	1,806	1,674
Life Insurance	7,281	7,010
Group Protection	193	175
Other Operations	91	154
Total assets	$14,644	$13,664

20.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Income taxes paid (received)	$52	$18	$8

21.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Balance Sheets:

	As of December 31,
	2014	2013
Assets with affiliates:
Service agreement receivable	$81	$(4)	Other assets
Ceded reinsurance contracts	28	31	Reinsurance recoverables
			Reinsurance related embedded
Ceded reinsurance contracts	11	8	derivatives
Ceded reinsurance contracts	44	-	Other assets

Liabilities with affiliates:
Service agreement payable	3	-	Other liabilities
Ceded reinsurance contracts	3	43	Other liabilities

44

The following summarizes transactions with affiliates (in millions) and the associated line item on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2014	2013	2012
Revenues with affiliates:
Premiums paid on ceded reinsurance contracts	$(9)	$(16)	$(14)	Insurance premiums
Fees for management of general account	(6)	(6)	(6)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	70	(86)	-	Realized gain (loss)
Other gains (losses)	(78)	82	-	Realized gain (loss)

Benefits and expenses with affiliates:
Benefits on assumed (recoveries on ceded) reinsurance
contracts	5	-	-	Benefits
				Commissions and
Service agreement payments	70	74	74	other expenses

Service Agreement

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  investments by product, assets under management, weighted policies in force, headcount and sales.

Ceded Reinsurance Contracts

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd (“LNBAR”).  As discussed in Note  4, we cede the GLB reserves embedded derivatives and the related hedge results to LNL.

45

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of assets and liabilities

December 31, 2014

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Contract Redemptions Due To Lincoln Life & Annuity Company of New York	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
ABVPSF Global Thematic Growth Class A	$585,755	$138	$585,893	$—	$8	$585,885
ABVPSF Growth and Income Class A	848,538	—	848,538	—	14	848,524
ABVPSF International Value Class A	454,850	—	454,850	31	5	454,814
ABVPSF Large Cap Growth Class A	131,818	—	131,818	—	2	131,816
ABVPSF Small/Mid Cap Value Class A	1,281,871	—	1,281,871	—	18	1,281,853
American Century VP Inflation Protection Class I	779,105	—	779,105	—	11	779,094
American Funds Global Growth Class 2	1,920,723	467	1,921,190	—	25	1,921,165
American Funds Global Small Capitalization Class 2	2,015,739	845	2,016,584	—	25	2,016,559
American Funds Growth Class 2	7,378,734	478	7,379,212	—	103	7,379,109
American Funds Growth-Income Class 2	7,738,572	2,395	7,740,967	—	95	7,740,872
American Funds International Class 2	3,998,383	2,521	4,000,904	—	51	4,000,853
BlackRock Global Allocation V.I. Class I	2,966,613	277	2,966,890	—	43	2,966,847
Delaware VIP Diversified Income Standard Class	1,914,191	—	1,914,191	—	26	1,914,165
Delaware VIP Emerging Markets Standard Class	1,895,033	—	1,895,033	—	27	1,895,006
Delaware VIP High Yield Standard Class	1,241,721	—	1,241,721	—	19	1,241,702
Delaware VIP Limited-Term Diversified Income Standard Class	1,041,801	1,521	1,043,322	—	10	1,043,312
Delaware VIP REIT Standard Class	1,649,742	—	1,649,742	—	23	1,649,719
Delaware VIP Small Cap Value Standard Class	2,248,703	—	2,248,703	—	30	2,248,673
Delaware VIP Smid Cap Growth Standard Class	1,440,101	—	1,440,101	—	18	1,440,083
Delaware VIP U.S. Growth Standard Class	837,028	1,027	838,055	—	7	838,048
Delaware VIP Value Standard Class	1,440,031	—	1,440,031	—	23	1,440,008
Deutsche Alternative Asset Allocation VIP Class A	266,086	—	266,086	—	2	266,084
Deutsche Equity 500 Index VIP Class A	2,966,251	—	2,966,251	—	42	2,966,209
Deutsche Small Cap Index VIP Class A	806,848	—	806,848	—	11	806,837
Fidelity VIP Asset Manager Initial Class	171,988	—	171,988	—	3	171,985
Fidelity VIP Contrafund Service Class	3,158,000	138	3,158,138	—	46	3,158,092
Fidelity VIP Equity-Income Initial Class	116,714	—	116,714	—	2	116,712
Fidelity VIP Equity-Income Service Class	326,894	—	326,894	—	5	326,889
Fidelity VIP Growth Service Class	976,036	—	976,036	—	13	976,023
Fidelity VIP Growth Opportunities Service Class	147,724	—	147,724	—	2	147,722
Fidelity VIP High Income Service Class	72,030	—	72,030	—	1	72,029
Fidelity VIP Investment Grade Bond Initial Class	155,163	—	155,163	—	2	155,161
Fidelity VIP Mid Cap Service Class	1,228,501	273	1,228,774	—	14	1,228,760
Fidelity VIP Overseas Service Class	328,615	—	328,615	—	4	328,611
Franklin Income VIP Class 1	3,510,881	1,197	3,512,078	—	43	3,512,035
Franklin Mutual Shares VIP Class 1	1,144,966	1,010	1,145,976	—	11	1,145,965
Franklin Small-Mid Cap Growth VIP Class 1	602,098	—	602,098	—	10	602,088
Invesco V.I. American Franchise Series I	738,080	—	738,080	—	10	738,070
Invesco V.I. Core Equity Series I	1,241,102	—	1,241,102	—	15	1,241,087
Invesco V.I. Diversified Income Series I	147,480	—	147,480	—	2	147,478
Invesco V.I. International Growth Series I	164,091	—	164,091	—	3	164,088
Janus Aspen Balanced Institutional Class	193,801	—	193,801	—	2	193,799
Janus Aspen Balanced Service Class	341,181	—	341,181	—	6	341,175
Janus Aspen Enterprise Service Class	130,341	—	130,341	—	2	130,339
Janus Aspen Global Research Institutional Class	400,989	—	400,989	—	4	400,985
Janus Aspen Global Research Service Class	48,349	—	48,349	—	1	48,348
Janus Aspen Global Technology Service Class	11,588	—	11,588	—	—	11,588
LVIP Baron Growth Opportunities Standard Class	245,125	—	245,125	—	4	245,121

See accompanying notes.

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of assets and liabilities (continued)

December 31, 2014

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Contract Redemptions Due To Lincoln Life & Annuity Company of New York	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
LVIP Baron Growth Opportunities Service Class	$642,265	$—	$642,265	$—	$8	$642,257
LVIP BlackRock Emerging Markets RPM Standard Class	186,680	—	186,680	—	1	186,679
LVIP BlackRock Equity Dividend RPM Standard Class	370,437	—	370,437	—	3	370,434
LVIP BlackRock Inflation Protected Bond Standard Class	567,355	—	567,355	—	5	567,350
LVIP Capital Growth Standard Class	480,803	—	480,803	35	3	480,765
LVIP Clarion Global Real Estate Standard Class	573,202	—	573,202	—	9	573,193
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	26,292	—	26,292	—	—	26,292
LVIP Delaware Bond Standard Class	4,438,788	3,382	4,442,170	—	53	4,442,117
LVIP Delaware Diversified Floating Rate Standard Class	547,527	—	547,527	—	4	547,523
LVIP Delaware Foundation Aggressive Allocation Standard Class	137,204	—	137,204	—	2	137,202
LVIP Delaware Growth and Income Standard Class	222,085	—	222,085	—	3	222,082
LVIP Delaware Social Awareness Standard Class	371,308	—	371,308	—	6	371,302
LVIP Delaware Special Opportunities Standard Class	331,636	—	331,636	—	2	331,634
LVIP Dimensional Non-U.S. Equity RPM Standard Class	211,387	—	211,387	—	3	211,384
LVIP Dimensional U.S. Equity RPM Standard Class	402,709	—	402,709	—	6	402,703
LVIP Dimensional/Vanguard Total Bond Standard Class	307,947	—	307,947	—	4	307,943
LVIP Global Income Standard Class	488,497	—	488,497	—	5	488,492
LVIP JPMorgan High Yield Standard Class	1,037,015	1,042	1,038,057	—	13	1,038,044
LVIP JPMorgan Mid Cap Value RPM Standard Class	297,630	—	297,630	—	3	297,627
LVIP Managed Risk Profile 2020 Standard Class	76,527	—	76,527	—	1	76,526
LVIP Managed Risk Profile 2030 Standard Class	199,438	—	199,438	—	3	199,435
LVIP Managed Risk Profile 2040 Standard Class	140,210	—	140,210	—	2	140,208
LVIP Managed Risk Profile Conservative Standard Class	1,493,660	692	1,494,352	—	19	1,494,333
LVIP Managed Risk Profile Growth Standard Class	3,495,050	230	3,495,280	—	48	3,495,232
LVIP Managed Risk Profile Moderate Standard Class	3,604,140	—	3,604,140	—	45	3,604,095
LVIP MFS International Growth Standard Class	373,132	—	373,132	28	3	373,101
LVIP MFS Value Standard Class	1,649,864	1,918	1,651,782	—	17	1,651,765
LVIP Mid-Cap Value Standard Class	298,477	—	298,477	—	2	298,475
LVIP Mondrian International Value Standard Class	837,749	—	837,749	—	11	837,738
LVIP Money Market Standard Class	3,309,059	—	3,309,059	—	51	3,309,008
LVIP SSgA Bond Index Standard Class	336,516	—	336,516	—	3	336,513
LVIP SSgA Conservative Index Allocation Standard Class	140,858	—	140,858	—	1	140,857
LVIP SSgA Conservative Structured Allocation Standard Class	5,741	—	5,741	—	—	5,741
LVIP SSgA Developed International 150 Standard Class	66,518	—	66,518	—	1	66,517

See accompanying notes.

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of assets and liabilities (continued)

December 31, 2014

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Contract Redemptions Due To Lincoln Life & Annuity Company of New York	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
LVIP SSgA Emerging Markets 100 Standard Class	$219,699	$—	$219,699	$—	$2	$219,697
LVIP SSgA Global Tactical Allocation RPM Standard Class	1,009,381	—	1,009,381	—	13	1,009,368
LVIP SSgA International Index Standard Class	63,491	—	63,491	—	1	63,490
LVIP SSgA Large Cap 100 Standard Class	438,721	—	438,721	—	3	438,718
LVIP SSgA Moderate Index Allocation Standard Class	411,973	—	411,973	—	6	411,967
LVIP SSgA Moderate Structured Allocation Standard Class	635,082	—	635,082	—	5	635,077
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	235,910	—	235,910	—	3	235,907
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	1,036,474	230	1,036,704	—	12	1,036,692
LVIP SSgA S&P 500 Index Standard Class	1,748,964	—	1,748,964	—	20	1,748,944
LVIP SSgA Small-Cap Index Standard Class	267,675	—	267,675	—	4	267,671
LVIP SSgA Small-Mid Cap 200 Standard Class	221,273	—	221,273	—	2	221,271
LVIP T. Rowe Price Growth Stock Standard Class	468,187	—	468,187	—	7	468,180
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	237,707	—	237,707	—	3	237,704
LVIP Templeton Growth RPM Standard Class	160,404	—	160,404	—	2	160,402
LVIP UBS Large Cap Growth RPM Standard Class	237,630	—	237,630	—	3	237,627
LVIP Vanguard Domestic Equity ETF Standard Class	77,521	—	77,521	—	1	77,520
LVIP Vanguard International Equity ETF Standard Class	167,808	—	167,808	—	3	167,805
M Capital Appreciation	4,542	—	4,542	—	—	4,542
M International Equity	5,960	—	5,960	—	—	5,960
M Large Cap Growth	8,798	—	8,798	—	—	8,798
M Large Cap Value	8,636	—	8,636	—	—	8,636
MFS VIT Core Equity Initial Class	7,034	—	7,034	—	—	7,034
MFS VIT Growth Initial Class	825,037	754	825,791	—	9	825,782
MFS VIT Total Return Initial Class	1,402,392	—	1,402,392	—	18	1,402,374
MFS VIT Utilities Initial Class	1,435,378	—	1,435,378	—	20	1,435,358
NB AMT Large Cap Value I Class	163,210	—	163,210	—	2	163,208
NB AMT Mid Cap Growth I Class	1,034,620	—	1,034,620	—	15	1,034,605
NB AMT Mid Cap Intrinsic Value I Class	456,252	—	456,252	—	5	456,247
PIMCO VIT CommodityRealReturn Strategy Administrative Class	669,371	—	669,371	—	8	669,363
Putnam VT Global Health Care Class IB	141,592	—	141,592	—	2	141,590
Putnam VT Growth & Income Class IB	27,715	—	27,715	—	—	27,715
Templeton Foreign VIP Class 1	256,309	—	256,309	—	4	256,305
Templeton Foreign VIP Class 2	117,922	—	117,922	—	1	117,921
Templeton Global Bond VIP Class 1	873,367	—	873,367	—	14	873,353
Templeton Growth VIP Class 1	391,572	—	391,572	—	6	391,566
Templeton Growth VIP Class 2	37,061	—	37,061	—	—	37,061

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of operations

Year Ended December 31, 2014

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
ABVPSF Global Thematic Growth Class A	$—	$(5,909)	$(5,909)	$123,563
ABVPSF Growth and Income Class A	10,959	(6,535)	4,424	152,868
ABVPSF International Value Class A	17,207	(2,468)	14,739	15,166
ABVPSF Large Cap Growth Class A	—	(655)	(655)	11,119
ABVPSF Small/Mid Cap Value Class A	8,207	(5,987)	2,220	25,792
American Century VP Inflation Protection Class I	10,955	(4,085)	6,870	(5,421)
American Funds Global Growth Class 2	23,087	(10,259)	12,828	89,357
American Funds Global Small Capitalization Class 2	2,510	(11,488)	(8,978)	216,639
American Funds Growth Class 2	57,736	(39,986)	17,750	472,414
American Funds Growth-Income Class 2	94,798	(31,705)	63,093	327,748
American Funds International Class 2	57,105	(20,698)	36,407	201,784
BlackRock Global Allocation V.I. Class I	65,396	(14,113)	51,283	30,016
ClearBridge Variable Mid Cap Core Class I	—	(5)	(5)	(311)
Delaware VIP Diversified Income Standard Class	40,130	(9,398)	30,732	4,612
Delaware VIP Emerging Markets Standard Class	16,349	(12,488)	3,861	133,425
Delaware VIP High Yield Standard Class	85,026	(7,279)	77,747	7,091
Delaware VIP Limited-Term Diversified Income Standard Class	15,002	(3,395)	11,607	(991)
Delaware VIP REIT Standard Class	20,305	(7,825)	12,480	81,865
Delaware VIP Small Cap Value Standard Class	12,029	(10,767)	1,262	67,645
Delaware VIP Smid Cap Growth Standard Class	945	(6,654)	(5,709)	46,718
Delaware VIP U.S. Growth Standard Class	1,396	(2,646)	(1,250)	60,040
Delaware VIP Value Standard Class	22,890	(8,070)	14,820	84,022
Deutsche Alternative Asset Allocation VIP Class A	2,974	(500)	2,474	655
Deutsche Equity 500 Index VIP Class A	46,924	(13,307)	33,617	279,866
Deutsche Small Cap Index VIP Class A	6,672	(3,817)	2,855	115,250
Fidelity VIP Asset Manager Initial Class	2,608	(1,001)	1,607	3,471
Fidelity VIP Contrafund Service Class	26,429	(16,118)	10,311	169,395
Fidelity VIP Equity-Income Initial Class	3,282	(659)	2,623	4,288
Fidelity VIP Equity-Income Service Class	8,897	(1,881)	7,016	5,806
Fidelity VIP Growth Service Class	896	(4,852)	(3,956)	60,591
Fidelity VIP Growth Opportunities Service Class	163	(568)	(405)	6,686
Fidelity VIP High Income Service Class	4,226	(290)	3,936	318
Fidelity VIP Investment Grade Bond Initial Class	3,370	(910)	2,460	(1,034)
Fidelity VIP Mid Cap Service Class	1,951	(4,655)	(2,704)	12,043
Fidelity VIP Overseas Service Class	4,361	(1,556)	2,805	2,481
Franklin Income VIP Class 1	71,994	(10,107)	61,887	14,812
Franklin Mutual Shares VIP Class 1	25,359	(4,061)	21,298	21,139
Franklin Small-Mid Cap Growth VIP Class 1	—	(3,525)	(3,525)	18,665
Invesco V.I. American Franchise Series I	297	(3,528)	(3,231)	21,806
Invesco V.I. Core Equity Series I	10,520	(5,335)	5,185	29,632
Invesco V.I. Diversified Income Series I	7,673	(854)	6,819	589
Invesco V.I. International Growth Series I	2,369	(1,286)	1,083	58,387
Janus Aspen Balanced Institutional Class	3,249	(675)	2,574	915
Janus Aspen Balanced Service Class	5,079	(2,075)	3,004	7,332
Janus Aspen Enterprise Service Class	42	(804)	(762)	7,178
Janus Aspen Global Research Institutional Class	4,096	(1,332)	2,764	6,953
Janus Aspen Global Research Service Class	475	(393)	82	2,792
Janus Aspen Global Technology Service Class	—	(43)	(43)	1,069
LVIP Baron Growth Opportunities Standard Class	1,006	(1,275)	(269)	1,415
LVIP Baron Growth Opportunities Service Class	1,151	(2,926)	(1,775)	25,509
LVIP BlackRock Emerging Markets RPM Standard Class	2,206	(202)	2,004	380
LVIP BlackRock Equity Dividend RPM Standard Class	7,555	(2,296)	5,259	44,791
LVIP BlackRock Inflation Protected Bond Standard Class	8,121	(1,913)	6,208	(2,445)
LVIP Capital Growth Standard Class	821	(1,062)	(241)	8,142
LVIP Clarion Global Real Estate Standard Class	15,322	(3,191)	12,131	21,212
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	—	(102)	(102)	217
LVIP Delaware Bond Standard Class	90,054	(19,203)	70,851	15,812

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
ABVPSF Global Thematic Growth Class A	$—	$123,563	$(70,536)	$47,118
ABVPSF Growth and Income Class A	—	152,868	(79,465)	77,827
ABVPSF International Value Class A	—	15,166	(63,936)	(34,031)
ABVPSF Large Cap Growth Class A	—	11,119	5,704	16,168
ABVPSF Small/Mid Cap Value Class A	135,363	161,155	(63,581)	99,794
American Century VP Inflation Protection Class I	18,135	12,714	1,768	21,352
American Funds Global Growth Class 2	211,546	300,903	(280,112)	33,619
American Funds Global Small Capitalization Class 2	11,816	228,455	(176,029)	43,448
American Funds Growth Class 2	383,836	856,250	(307,873)	566,127
American Funds Growth-Income Class 2	311,798	639,546	(22,417)	680,222
American Funds International Class 2	—	201,784	(363,714)	(125,523)
BlackRock Global Allocation V.I. Class I	225,191	255,207	(269,471)	37,019
ClearBridge Variable Mid Cap Core Class I	—	(311)	—	(316)
Delaware VIP Diversified Income Standard Class	—	4,612	46,678	82,022
Delaware VIP Emerging Markets Standard Class	9,567	142,992	(283,327)	(136,474)
Delaware VIP High Yield Standard Class	20,244	27,335	(114,730)	(9,648)
Delaware VIP Limited-Term Diversified Income Standard Class	—	(991)	1,320	11,936
Delaware VIP REIT Standard Class	—	81,865	285,684	380,029
Delaware VIP Small Cap Value Standard Class	185,295	252,940	(136,964)	117,238
Delaware VIP Smid Cap Growth Standard Class	130,734	177,452	(134,681)	37,062
Delaware VIP U.S. Growth Standard Class	43,265	103,305	(14,689)	87,366
Delaware VIP Value Standard Class	—	84,022	78,285	177,127
Deutsche Alternative Asset Allocation VIP Class A	954	1,609	223	4,306
Deutsche Equity 500 Index VIP Class A	84,192	364,058	(83,199)	314,476
Deutsche Small Cap Index VIP Class A	37,999	153,249	(131,188)	24,916
Fidelity VIP Asset Manager Initial Class	8,543	12,014	(4,068)	9,553
Fidelity VIP Contrafund Service Class	61,859	231,254	78,486	320,051
Fidelity VIP Equity-Income Initial Class	1,569	5,857	1,536	10,016
Fidelity VIP Equity-Income Service Class	4,418	10,224	6,665	23,905
Fidelity VIP Growth Service Class	—	60,591	30,614	87,249
Fidelity VIP Growth Opportunities Service Class	137	6,823	9,357	15,775
Fidelity VIP High Income Service Class	—	318	(3,696)	558
Fidelity VIP Investment Grade Bond Initial Class	65	(969)	7,034	8,525
Fidelity VIP Mid Cap Service Class	25,847	37,890	30,457	65,643
Fidelity VIP Overseas Service Class	77	2,558	(34,467)	(29,104)
Franklin Income VIP Class 1	—	14,812	(74,063)	2,636
Franklin Mutual Shares VIP Class 1	5,862	27,001	22,903	71,202
Franklin Small-Mid Cap Growth VIP Class 1	109,640	128,305	(83,567)	41,213
Invesco V.I. American Franchise Series I	—	21,806	35,156	53,731
Invesco V.I. Core Equity Series I	5,874	35,506	48,787	89,478
Invesco V.I. Diversified Income Series I	—	589	3,876	11,284
Invesco V.I. International Growth Series I	—	58,387	(52,061)	7,409
Janus Aspen Balanced Institutional Class	4,847	5,762	6,073	14,409
Janus Aspen Balanced Service Class	8,362	15,694	6,660	25,358
Janus Aspen Enterprise Service Class	8,683	15,861	(1,280)	13,819
Janus Aspen Global Research Institutional Class	—	6,953	15,951	25,668
Janus Aspen Global Research Service Class	—	2,792	236	3,110
Janus Aspen Global Technology Service Class	726	1,795	(820)	932
LVIP Baron Growth Opportunities Standard Class	1,361	2,776	8,569	11,076
LVIP Baron Growth Opportunities Service Class	4,048	29,557	703	28,485
LVIP BlackRock Emerging Markets RPM Standard Class	—	380	(15,108)	(12,724)
LVIP BlackRock Equity Dividend RPM Standard Class	—	44,791	(34,528)	15,522
LVIP BlackRock Inflation Protected Bond Standard Class	—	(2,445)	13,957	17,720
LVIP Capital Growth Standard Class	735	8,877	38,642	47,278
LVIP Clarion Global Real Estate Standard Class	—	21,212	37,781	71,124
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	—	217	(1,917)	(1,802)
LVIP Delaware Bond Standard Class	23,639	39,451	111,749	222,051

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of operations (continued)

Year Ended December 31, 2014

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Delaware Diversified Floating Rate Standard Class	$7,615	$(1,228)	$6,387	$248
LVIP Delaware Foundation Aggressive Allocation Standard Class	3,198	(2,455)	743	93,159
LVIP Delaware Growth and Income Standard Class	4,201	(1,333)	2,868	23,941
LVIP Delaware Social Awareness Standard Class	5,357	(2,075)	3,282	10,098
LVIP Delaware Special Opportunities Standard Class	4,392	(663)	3,729	2,241
LVIP Dimensional Non-U.S. Equity RPM Standard Class	4,590	(1,109)	3,481	2,528
LVIP Dimensional U.S. Equity RPM Standard Class	3,780	(1,918)	1,862	5,430
LVIP Dimensional/Vanguard Total Bond Standard Class	4,901	(1,319)	3,582	19
LVIP Global Income Standard Class	2,851	(1,770)	1,081	1,319
LVIP JPMorgan High Yield Standard Class	44,864	(3,502)	41,362	1,377
LVIP JPMorgan Mid Cap Value RPM Standard Class	2,365	(1,055)	1,310	4,346
LVIP Managed Risk Profile 2020 Standard Class	1,484	(503)	981	11,389
LVIP Managed Risk Profile 2030 Standard Class	4,137	(1,243)	2,894	8,366
LVIP Managed Risk Profile 2040 Standard Class	3,181	(742)	2,439	9,486
LVIP Managed Risk Profile Conservative Standard Class	29,505	(3,122)	26,383	1,037
LVIP Managed Risk Profile Growth Standard Class	70,833	(16,233)	54,600	36,405
LVIP Managed Risk Profile Moderate Standard Class	70,226	(15,610)	54,616	44,312
LVIP MFS International Growth Standard Class	4,008	(1,106)	2,902	1,739
LVIP MFS Value Standard Class	38,254	(5,771)	32,483	36,921
LVIP Mid-Cap Value Standard Class	756	(715)	41	4,474
LVIP Mondrian International Value Standard Class	34,851	(4,439)	30,412	25,849
LVIP Money Market Standard Class	1,455	(30,810)	(29,355)	—
LVIP SSgA Bond Index Standard Class	6,247	(1,302)	4,945	1,816
LVIP SSgA Conservative Index Allocation Standard Class	2,517	(488)	2,029	2,397
LVIP SSgA Conservative Structured Allocation Standard Class	140	(25)	115	18
LVIP SSgA Developed International 150 Standard Class	2,056	(186)	1,870	360
LVIP SSgA Emerging Markets 100 Standard Class	6,627	(909)	5,718	(1,718)
LVIP SSgA Global Tactical Allocation RPM Standard Class	22,634	(4,191)	18,443	3,763
LVIP SSgA International Index Standard Class	1,788	(287)	1,501	1,102
LVIP SSgA Large Cap 100 Standard Class	10,153	(816)	9,337	13,674
LVIP SSgA Moderate Index Allocation Standard Class	8,347	(2,061)	6,286	2,518
LVIP SSgA Moderate Structured Allocation Standard Class	17,183	(1,894)	15,289	5,899
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	5,011	(965)	4,046	2,561
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	29,908	(3,104)	26,804	1,226
LVIP SSgA S&P 500 Index Standard Class	31,734	(6,364)	25,370	42,489
LVIP SSgA Small-Cap Index Standard Class	2,190	(1,179)	1,011	8,402
LVIP SSgA Small-Mid Cap 200 Standard Class	7,114	(577)	6,537	(74)
LVIP T. Rowe Price Growth Stock Standard Class	—	(2,175)	(2,175)	20,742
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	552	(2,233)	(1,681)	142,860
LVIP Templeton Growth RPM Standard Class	2,391	(769)	1,622	1,535
LVIP UBS Large Cap Growth RPM Standard Class	—	(1,153)	(1,153)	6,924
LVIP Vanguard Domestic Equity ETF Standard Class	1,364	(319)	1,045	1,149
LVIP Vanguard International Equity ETF Standard Class	3,442	(897)	2,545	433
M Capital Appreciation	—	(20)	(20)	61
M International Equity	144	(28)	116	21
M Large Cap Growth	3	(39)	(36)	261
M Large Cap Value	98	(39)	59	121
MFS VIT Core Equity Initial Class	53	(23)	30	410
MFS VIT Growth Initial Class	811	(3,619)	(2,808)	56,738
MFS VIT Total Return Initial Class	24,576	(6,441)	18,135	67,600
MFS VIT Utilities Initial Class	29,200	(7,332)	21,868	39,768
NB AMT Large Cap Value I Class	1,167	(546)	621	2,109
NB AMT Mid Cap Growth I Class	—	(5,897)	(5,897)	141,562
NB AMT Mid Cap Intrinsic Value I Class	4,634	(2,287)	2,347	49,922
PIMCO VIT CommodityRealReturn Strategy Administrative Class	2,689	(3,311)	(622)	(25,652)
Putnam VT Global Health Care Class IB	276	(677)	(401)	1,860
Putnam VT Growth & Income Class IB	348	(118)	230	209

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Delaware Diversified Floating Rate Standard Class	$—	$248	$(6,580)	$55
LVIP Delaware Foundation Aggressive Allocation Standard Class	—	93,159	(74,803)	19,099
LVIP Delaware Growth and Income Standard Class	11,117	35,058	(12,015)	25,911
LVIP Delaware Social Awareness Standard Class	17,758	27,856	15,298	46,436
LVIP Delaware Special Opportunities Standard Class	12,772	15,013	(1,508)	17,234
LVIP Dimensional Non-U.S. Equity RPM Standard Class	—	2,528	(21,318)	(15,309)
LVIP Dimensional U.S. Equity RPM Standard Class	—	5,430	6,768	14,060
LVIP Dimensional/Vanguard Total Bond Standard Class	196	215	6,368	10,165
LVIP Global Income Standard Class	676	1,995	5,813	8,889
LVIP JPMorgan High Yield Standard Class	3,408	4,785	(39,046)	7,101
LVIP JPMorgan Mid Cap Value RPM Standard Class	—	4,346	13,795	19,451
LVIP Managed Risk Profile 2020 Standard Class	—	11,389	(9,216)	3,154
LVIP Managed Risk Profile 2030 Standard Class	—	8,366	(3,821)	7,439
LVIP Managed Risk Profile 2040 Standard Class	—	9,486	(6,745)	5,180
LVIP Managed Risk Profile Conservative Standard Class	17,593	18,630	(10,739)	34,274
LVIP Managed Risk Profile Growth Standard Class	—	36,405	(2,374)	88,631
LVIP Managed Risk Profile Moderate Standard Class	—	44,312	17,861	116,789
LVIP MFS International Growth Standard Class	—	1,739	(24,847)	(20,206)
LVIP MFS Value Standard Class	—	36,921	83,750	153,154
LVIP Mid-Cap Value Standard Class	—	4,474	11,142	15,657
LVIP Mondrian International Value Standard Class	—	25,849	(81,572)	(25,311)
LVIP Money Market Standard Class	—	—	—	(29,355)
LVIP SSgA Bond Index Standard Class	164	1,980	14,535	21,460
LVIP SSgA Conservative Index Allocation Standard Class	911	3,308	622	5,959
LVIP SSgA Conservative Structured Allocation Standard Class	68	86	32	233
LVIP SSgA Developed International 150 Standard Class	1,225	1,585	(4,344)	(889)
LVIP SSgA Emerging Markets 100 Standard Class	—	(1,718)	(11,913)	(7,913)
LVIP SSgA Global Tactical Allocation RPM Standard Class	—	3,763	7,017	29,223
LVIP SSgA International Index Standard Class	—	1,102	(6,724)	(4,121)
LVIP SSgA Large Cap 100 Standard Class	13,684	27,358	21,979	58,674
LVIP SSgA Moderate Index Allocation Standard Class	1,311	3,829	3,846	13,961
LVIP SSgA Moderate Structured Allocation Standard Class	5,476	11,375	1,336	28,000
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	878	3,439	(753)	6,732
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	11,460	12,686	(15,397)	24,093
LVIP SSgA S&P 500 Index Standard Class	12,986	55,475	103,900	184,745
LVIP SSgA Small-Cap Index Standard Class	6,672	15,074	(5,070)	11,015
LVIP SSgA Small-Mid Cap 200 Standard Class	7,939	7,865	(5,641)	8,761
LVIP T. Rowe Price Growth Stock Standard Class	—	20,742	14,628	33,195
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	12,507	155,367	(123,572)	30,114
LVIP Templeton Growth RPM Standard Class	—	1,535	(7,826)	(4,669)
LVIP UBS Large Cap Growth RPM Standard Class	—	6,924	5,503	11,274
LVIP Vanguard Domestic Equity ETF Standard Class	235	1,384	4,036	6,465
LVIP Vanguard International Equity ETF Standard Class	—	433	(12,743)	(9,765)
M Capital Appreciation	432	493	(17)	456
M International Equity	—	21	(626)	(489)
M Large Cap Growth	1,049	1,310	(512)	762
M Large Cap Value	908	1,029	(418)	670
MFS VIT Core Equity Initial Class	—	410	163	603
MFS VIT Growth Initial Class	51,734	108,472	(40,970)	64,694
MFS VIT Total Return Initial Class	34,206	101,806	(16,340)	103,601
MFS VIT Utilities Initial Class	51,209	90,977	37,044	149,889
NB AMT Large Cap Value I Class	—	2,109	11,461	14,191
NB AMT Mid Cap Growth I Class	410,816	552,378	(489,883)	56,598
NB AMT Mid Cap Intrinsic Value I Class	12,275	62,197	(9,997)	54,547
PIMCO VIT CommodityRealReturn Strategy Administrative Class	—	(25,652)	(108,643)	(134,917)
Putnam VT Global Health Care Class IB	10,018	11,878	16,752	28,229
Putnam VT Growth & Income Class IB	—	209	2,153	2,592

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of operations (continued)

Year Ended December 31, 2014

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Templeton Foreign VIP Class 1	$5,861	$(1,554)	$4,307	$4,627
Templeton Foreign VIP Class 2	2,278	(471)	1,807	2,029
Templeton Global Bond VIP Class 1	43,252	(5,197)	38,055	2,912
Templeton Growth VIP Class 1	6,658	(2,590)	4,068	27,184
Templeton Growth VIP Class 2	704	(170)	534	5,653

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Templeton Foreign VIP Class 1	$—	$4,627	$(42,137)	$(33,203)
Templeton Foreign VIP Class 2	—	2,029	(18,508)	(14,672)
Templeton Global Bond VIP Class 1	—	2,912	(29,100)	11,867
Templeton Growth VIP Class 1	—	27,184	(44,490)	(13,238)
Templeton Growth VIP Class 2	—	5,653	(6,901)	(714)

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of changes in net assets

Years Ended December 31, 2013 and 2014

	ABVPSF Global Thematic Growth Class A Subaccount	ABVPSF Growth and Income Class A Subaccount	ABVPSF International Value Class A Subaccount	ABVPSF Large Cap Growth Class A Subaccount	ABVPSF Small/Mid Cap Value Class A Subaccount	American Century VP Inflation Protection Class I Subaccount	American Funds Global Growth Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2013	$745,752	$770,618	$498,588	$120,127	$752,793	$766,031	$1,511,241
Changes From Operations:
• Net investment income (loss)	(2,908)	6,230	33,198	(611)	763	8,695	14,343
• Net realized gain (loss) on investments	3,622	16,868	1,209	10,547	90,191	30,748	28,401
• Net change in unrealized appreciation or depreciation on investments	192,538	254,305	81,129	30,724	188,650	(106,484)	408,373
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	193,252	277,403	115,536	40,660	279,604	(67,041)	451,117
Change From Unit Transactions:
• Contract purchases	161,128	93,920	88,371	8,406	127,830	67,810	206,080
• Contract withdrawals	(30,890)	(60,651)	(41,124)	(23,236)	(79,086)	(164,165)	(83,761)
• Contract transfers	48,655	113,511	(28,310)	(8,446)	23,393	91,463	15,657
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	178,893	146,780	18,937	(23,276)	72,137	(4,892)	137,976
TOTAL INCREASE (DECREASE) IN NET ASSETS	372,145	424,183	134,473	17,384	351,741	(71,933)	589,093
NET ASSETS AT DECEMBER 31, 2013	1,117,897	1,194,801	633,061	137,511	1,104,534	694,098	2,100,334
Changes From Operations:
• Net investment income (loss)	(5,909)	4,424	14,739	(655)	2,220	6,870	12,828
• Net realized gain (loss) on investments	123,563	152,868	15,166	11,119	161,155	12,714	300,903
• Net change in unrealized appreciation or depreciation on investments	(70,536)	(79,465)	(63,936)	5,704	(63,581)	1,768	(280,112)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	47,118	77,827	(34,031)	16,168	99,794	21,352	33,619
Change From Unit Transactions:
• Contract purchases	154,252	54,593	75,143	6,204	165,354	68,369	191,883
• Contract withdrawals	(42,815)	(59,750)	(41,881)	(26,927)	(68,865)	(51,978)	(84,903)
• Contract transfers	(690,567)	(418,947)	(177,478)	(1,140)	(18,964)	47,253	(319,768)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(579,130)	(424,104)	(144,216)	(21,863)	77,525	63,644	(212,788)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(532,012)	(346,277)	(178,247)	(5,695)	177,319	84,996	(179,169)
NET ASSETS AT DECEMBER 31, 2014	$585,885	$848,524	$454,814	$131,816	$1,281,853	$779,094	$1,921,165

See accompanying notes.

	American Funds Global Small Capitalization Class 2 Subaccount	American Funds Growth Class 2 Subaccount	American Funds Growth-Income Class 2 Subaccount	American Funds International Class 2 Subaccount	BlackRock Global Allocation V.I. Class I Subaccount	ClearBridge Variable Mid Cap Core Class I Subaccount
NET ASSETS AT JANUARY 1, 2013	$1,786,756	$5,692,315	$4,554,797	$3,421,511	$1,781,916	$—
Changes From Operations:
• Net investment income (loss)	7,216	27,594	47,993	33,513	16,846	—
• Net realized gain (loss) on investments	21,011	181,075	148,511	50,154	109,224	—
• Net change in unrealized appreciation or depreciation on investments	485,282	1,487,637	1,299,886	645,977	160,824	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	513,509	1,696,306	1,496,390	729,644	286,894	—
Change From Unit Transactions:
• Contract purchases	245,159	544,926	562,840	434,249	537,492	—
• Contract withdrawals	(74,588)	(416,768)	(415,533)	(341,917)	(233,185)	—
• Contract transfers	2,549	106,769	(74,041)	73,748	121,637	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	173,120	234,927	73,266	166,080	425,944	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	686,629	1,931,233	1,569,656	895,724	712,838	—
NET ASSETS AT DECEMBER 31, 2013	2,473,385	7,623,548	6,124,453	4,317,235	2,494,754	—
Changes From Operations:
• Net investment income (loss)	(8,978)	17,750	63,093	36,407	51,283	(5)
• Net realized gain (loss) on investments	228,455	856,250	639,546	201,784	255,207	(311)
• Net change in unrealized appreciation or depreciation on investments	(176,029)	(307,873)	(22,417)	(363,714)	(269,471)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	43,448	566,127	680,222	(125,523)	37,019	(316)
Change From Unit Transactions:
• Contract purchases	291,057	561,560	682,081	542,534	373,176	—
• Contract withdrawals	(101,051)	(361,334)	(403,757)	(615,843)	(219,985)	(48)
• Contract transfers	(690,280)	(1,010,792)	657,873	(117,550)	281,883	364
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(500,274)	(810,566)	936,197	(190,859)	435,074	316
TOTAL INCREASE (DECREASE) IN NET ASSETS	(456,826)	(244,439)	1,616,419	(316,382)	472,093	—
NET ASSETS AT DECEMBER 31, 2014	$2,016,559	$7,379,109	$7,740,872	$4,000,853	$2,966,847	$—

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Delaware VIP Diversified Income Standard Class Subaccount	Delaware VIP Emerging Markets Standard Class Subaccount	Delaware VIP High Yield Standard Class Subaccount	Delaware VIP Limited-Term Diversified Income Standard Class Subaccount	Delaware VIP REIT Standard Class Subaccount	Delaware VIP Small Cap Value Standard Class Subaccount	Delaware VIP Smid Cap Growth Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$1,622,679	$2,078,791	$1,174,624	$598,864	$1,240,350	$1,481,764	$1,015,118
Changes From Operations:
• Net investment income (loss)	27,472	25,043	82,335	7,368	12,688	3,163	(5,316)
• Net realized gain (loss) on investments	27,040	23,112	13,062	(3,137)	43,335	128,475	98,558
• Net change in unrealized appreciation or depreciation on investments	(82,687)	170,389	6,080	(13,205)	(31,118)	368,929	306,498
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(28,175)	218,544	101,477	(8,974)	24,905	500,567	399,740
Change From Unit Transactions:
• Contract purchases	258,349	358,396	99,717	244,239	185,299	225,873	95,850
• Contract withdrawals	(216,826)	(191,938)	(124,642)	(59,319)	(160,848)	(175,900)	(105,901)
• Contract transfers	19,081	22,823	21,289	54,114	50,262	144,385	57,455
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	60,604	189,281	(3,636)	239,034	74,713	194,358	47,404
TOTAL INCREASE (DECREASE) IN NET ASSETS	32,429	407,825	97,841	230,060	99,618	694,925	447,144
NET ASSETS AT DECEMBER 31, 2013	1,655,108	2,486,616	1,272,465	828,924	1,339,968	2,176,689	1,462,262
Changes From Operations:
• Net investment income (loss)	30,732	3,861	77,747	11,607	12,480	1,262	(5,709)
• Net realized gain (loss) on investments	4,612	142,992	27,335	(991)	81,865	252,940	177,452
• Net change in unrealized appreciation or depreciation on investments	46,678	(283,327)	(114,730)	1,320	285,684	(136,964)	(134,681)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	82,022	(136,474)	(9,648)	11,936	380,029	117,238	37,062
Change From Unit Transactions:
• Contract purchases	306,012	211,608	63,596	268,543	142,408	116,988	66,053
• Contract withdrawals	(149,987)	(115,942)	(69,212)	(63,020)	(96,964)	(141,678)	(70,826)
• Contract transfers	21,010	(550,802)	(15,499)	(3,071)	(115,722)	(20,564)	(54,468)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	177,035	(455,136)	(21,115)	202,452	(70,278)	(45,254)	(59,241)
TOTAL INCREASE (DECREASE) IN NET ASSETS	259,057	(591,610)	(30,763)	214,388	309,751	71,984	(22,179)
NET ASSETS AT DECEMBER 31, 2014	$1,914,165	$1,895,006	$1,241,702	$1,043,312	$1,649,719	$2,248,673	$1,440,083

See accompanying notes.

	Delaware VIP U.S. Growth Standard Class Subaccount	Delaware VIP Value Standard Class Subaccount	Deutsche Alternative Asset Allocation VIP Class A Subaccount	Deutsche Equity 500 Index VIP Class A Subaccount	Deutsche Small Cap Index VIP Class A Subaccount	Fidelity VIP Asset Manager Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$346,105	$997,441	$38,889	$2,181,059	$860,798	$186,815
Changes From Operations:
• Net investment income (loss)	(856)	13,205	601	31,311	11,414	1,818
• Net realized gain (loss) on investments	50,617	74,374	87	176,459	108,439	2,156
• Net change in unrealized appreciation or depreciation on investments	100,829	234,438	1,495	463,849	188,414	22,127
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	150,590	322,017	2,183	671,619	308,267	26,101
Change From Unit Transactions:
• Contract purchases	119,067	87,415	77,152	121,261	28,295	1,226
• Contract withdrawals	(35,960)	(71,367)	(13,772)	(160,015)	(76,785)	(25,906)
• Contract transfers	12,927	(57,874)	55,031	(26,779)	(36,111)	184
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	96,034	(41,826)	118,411	(65,533)	(84,601)	(24,496)
TOTAL INCREASE (DECREASE) IN NET ASSETS	246,624	280,191	120,594	606,086	223,666	1,605
NET ASSETS AT DECEMBER 31, 2013	592,729	1,277,632	159,483	2,787,145	1,084,464	188,420
Changes From Operations:
• Net investment income (loss)	(1,250)	14,820	2,474	33,617	2,855	1,607
• Net realized gain (loss) on investments	103,305	84,022	1,609	364,058	153,249	12,014
• Net change in unrealized appreciation or depreciation on investments	(14,689)	78,285	223	(83,199)	(131,188)	(4,068)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	87,366	177,127	4,306	314,476	24,916	9,553
Change From Unit Transactions:
• Contract purchases	147,724	84,207	120,694	111,715	48,251	1,226
• Contract withdrawals	(40,641)	(103,940)	(20,234)	(500,449)	(428,682)	(27,257)
• Contract transfers	50,870	4,982	1,835	253,322	77,888	43
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	157,953	(14,751)	102,295	(135,412)	(302,543)	(25,988)
TOTAL INCREASE (DECREASE) IN NET ASSETS	245,319	162,376	106,601	179,064	(277,627)	(16,435)
NET ASSETS AT DECEMBER 31, 2014	$838,048	$1,440,008	$266,084	$2,966,209	$806,837	$171,985

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Fidelity VIP Contrafund Service Class Subaccount	Fidelity VIP Equity-Income Initial Class Subaccount	Fidelity VIP Equity-Income Service Class Subaccount	Fidelity VIP Growth Service Class Subaccount	Fidelity VIP Growth Opportunities Service Class Subaccount	Fidelity VIP High Income Service Class Subaccount	Fidelity VIP Investment Grade Bond Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$2,085,409	$115,897	$235,214	$595,862	$99,565	$71,741	$197,924
Changes From Operations:
• Net investment income (loss)	10,564	1,906	4,871	(2,512)	(245)	3,623	3,207
• Net realized gain (loss) on investments	90,914	11,847	21,988	26,899	3,431	667	1,665
• Net change in unrealized appreciation or depreciation on investments	529,116	12,559	36,352	193,728	33,650	(591)	(9,295)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	630,594	26,312	63,211	218,115	36,836	3,699	(4,423)
Change From Unit Transactions:
• Contract purchases	363,477	9,446	9,116	105,941	9,017	6,063	7,122
• Contract withdrawals	(272,528)	(48,036)	(12,684)	(83,407)	(7,966)	(7,151)	(30,641)
• Contract transfers	(109,749)	3,117	(2,370)	8,299	(1,925)	(3,634)	5,227
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(18,800)	(35,473)	(5,938)	30,833	(874)	(4,722)	(18,292)
TOTAL INCREASE (DECREASE) IN NET ASSETS	611,794	(9,161)	57,273	248,948	35,962	(1,023)	(22,715)
NET ASSETS AT DECEMBER 31, 2013	2,697,203	106,736	292,487	844,810	135,527	70,718	175,209
Changes From Operations:
• Net investment income (loss)	10,311	2,623	7,016	(3,956)	(405)	3,936	2,460
• Net realized gain (loss) on investments	231,254	5,857	10,224	60,591	6,823	318	(969)
• Net change in unrealized appreciation or depreciation on investments	78,486	1,536	6,665	30,614	9,357	(3,696)	7,034
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	320,051	10,016	23,905	87,249	15,775	558	8,525
Change From Unit Transactions:
• Contract purchases	240,970	9,453	10,871	41,147	8,528	2,583	5,292
• Contract withdrawals	(203,487)	(22,189)	(9,874)	(89,216)	(10,415)	(5,623)	(26,305)
• Contract transfers	103,355	12,696	9,500	92,033	(1,693)	3,793	(7,560)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	140,838	(40)	10,497	43,964	(3,580)	753	(28,573)
TOTAL INCREASE (DECREASE) IN NET ASSETS	460,889	9,976	34,402	131,213	12,195	1,311	(20,048)
NET ASSETS AT DECEMBER 31, 2014	$3,158,092	$116,712	$326,889	$976,023	$147,722	$72,029	$155,161

See accompanying notes.

	Fidelity VIP Mid Cap Service Class Subaccount	Fidelity VIP Overseas Service Class Subaccount	Franklin Income VIP Class 1 Subaccount	Franklin Mutual Shares VIP Class 1 Subaccount	Franklin Small-Mid Cap Growth VIP Class 1 Subaccount	Invesco V.I. American Franchise Series I Subaccount
NET ASSETS AT JANUARY 1, 2013	$694,304	$283,627	$889,266	$621,800	$453,082	$533,344
Changes From Operations:
• Net investment income (loss)	165	2,191	53,846	15,263	(3,114)	(382)
• Net realized gain (loss) on investments	132,399	9,972	13,362	9,638	50,138	9,416
• Net change in unrealized appreciation or depreciation on investments	128,513	61,837	64,440	163,593	115,648	192,898
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	261,077	74,000	131,648	188,494	162,672	201,932
Change From Unit Transactions:
• Contract purchases	175,132	31,746	320,778	200,115	53,121	52,352
• Contract withdrawals	(71,238)	(70,804)	(191,184)	(62,595)	(38,026)	(82,317)
• Contract transfers	(26,021)	(9,035)	88,180	(14,494)	(52,971)	(2,248)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	77,873	(48,093)	217,774	123,026	(37,876)	(32,213)
TOTAL INCREASE (DECREASE) IN NET ASSETS	338,950	25,907	349,422	311,520	124,796	169,719
NET ASSETS AT DECEMBER 31, 2013	1,033,254	309,534	1,238,688	933,320	577,878	703,063
Changes From Operations:
• Net investment income (loss)	(2,704)	2,805	61,887	21,298	(3,525)	(3,231)
• Net realized gain (loss) on investments	37,890	2,558	14,812	27,001	128,305	21,806
• Net change in unrealized appreciation or depreciation on investments	30,457	(34,467)	(74,063)	22,903	(83,567)	35,156
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	65,643	(29,104)	2,636	71,202	41,213	53,731
Change From Unit Transactions:
• Contract purchases	162,741	27,952	752,450	244,083	35,947	61,702
• Contract withdrawals	(75,690)	(16,735)	(187,566)	(102,284)	(37,236)	(74,605)
• Contract transfers	42,812	36,964	1,705,827	(356)	(15,714)	(5,821)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	129,863	48,181	2,270,711	141,443	(17,003)	(18,724)
TOTAL INCREASE (DECREASE) IN NET ASSETS	195,506	19,077	2,273,347	212,645	24,210	35,007
NET ASSETS AT DECEMBER 31, 2014	$1,228,760	$328,611	$3,512,035	$1,145,965	$602,088	$738,070

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Invesco V.I. Core Equity Series I Subaccount	Invesco V.I. Diversified Income Series I Subaccount	Invesco V.I. International Growth Series I Subaccount	Janus Aspen Balanced Institutional Class Subaccount	Janus Aspen Balanced Service Class Subaccount	Janus Aspen Enterprise Service Class Subaccount	Janus Aspen Global Research Institutional Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$1,011,781	$182,202	$454,898	$178,488	$274,564	$104,176	$324,451
Changes From Operations:
• Net investment income (loss)	10,464	6,802	3,778	1,917	2,174	(294)	2,843
• Net realized gain (loss) on investments	41,629	364	97,423	10,363	19,163	4,749	7,800
• Net change in unrealized appreciation or depreciation on investments	225,110	(8,148)	(18,435)	18,570	30,993	27,100	73,069
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	277,203	(982)	82,766	30,850	52,330	31,555	83,712
Change From Unit Transactions:
• Contract purchases	77,485	2,542	7,968	9,192	26,079	3,984	18,820
• Contract withdrawals	(153,201)	(25,861)	(28,981)	(40,285)	(25,680)	(13,051)	(44,813)
• Contract transfers	(15,717)	948	3,176	2,276	(590)	(1,490)	(11,316)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(91,433)	(22,371)	(17,837)	(28,817)	(191)	(10,557)	(37,309)
TOTAL INCREASE (DECREASE) IN NET ASSETS	185,770	(23,353)	64,929	2,033	52,139	20,998	46,403
NET ASSETS AT DECEMBER 31, 2013	1,197,551	158,849	519,827	180,521	326,703	125,174	370,854
Changes From Operations:
• Net investment income (loss)	5,185	6,819	1,083	2,574	3,004	(762)	2,764
• Net realized gain (loss) on investments	35,506	589	58,387	5,762	15,694	15,861	6,953
• Net change in unrealized appreciation or depreciation on investments	48,787	3,876	(52,061)	6,073	6,660	(1,280)	15,951
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	89,478	11,284	7,409	14,409	25,358	13,819	25,668
Change From Unit Transactions:
• Contract purchases	64,677	2,952	5,404	9,253	19,087	4,219	23,815
• Contract withdrawals	(100,554)	(25,897)	(384,066)	(11,415)	(47,566)	(11,959)	(24,224)
• Contract transfers	(10,065)	290	15,514	1,031	17,593	(914)	4,872
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(45,942)	(22,655)	(363,148)	(1,131)	(10,886)	(8,654)	4,463
TOTAL INCREASE (DECREASE) IN NET ASSETS	43,536	(11,371)	(355,739)	13,278	14,472	5,165	30,131
NET ASSETS AT DECEMBER 31, 2014	$1,241,087	$147,478	$164,088	$193,799	$341,175	$130,339	$400,985

See accompanying notes.

	Janus Aspen Global Research Service Class Subaccount	Janus Aspen Global Technology Service Class Subaccount	LVIP Baron Growth Opportunities Standard Class Subaccount	LVIP Baron Growth Opportunities Service Class Subaccount	LVIP BlackRock Emerging Markets RPM Standard Class Subaccount	LVIP BlackRock Equity Dividend RPM Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$72,295	$10,917	$37,266	$369,657	$—	$222,561
Changes From Operations:
• Net investment income (loss)	85	(43)	202	49	678	3,922
• Net realized gain (loss) on investments	9,841	497	18,244	67,382	103	4,656
• Net change in unrealized appreciation or depreciation on investments	3,598	3,125	19,157	99,288	1,470	42,828
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,524	3,579	37,603	166,719	2,251	51,406
Change From Unit Transactions:
• Contract purchases	4,522	1,101	27,421	169,141	50,803	93,225
• Contract withdrawals	(7,170)	(2,100)	(7,303)	(50,300)	(5,584)	(32,092)
• Contract transfers	(33,829)	(243)	137,620	(26,060)	48,902	79,110
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(36,477)	(1,242)	157,738	92,781	94,121	140,243
TOTAL INCREASE (DECREASE) IN NET ASSETS	(22,953)	2,337	195,341	259,500	96,372	191,649
NET ASSETS AT DECEMBER 31, 2013	49,342	13,254	232,607	629,157	96,372	414,210
Changes From Operations:
• Net investment income (loss)	82	(43)	(269)	(1,775)	2,004	5,259
• Net realized gain (loss) on investments	2,792	1,795	2,776	29,557	380	44,791
• Net change in unrealized appreciation or depreciation on investments	236	(820)	8,569	703	(15,108)	(34,528)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,110	932	11,076	28,485	(12,724)	15,522
Change From Unit Transactions:
• Contract purchases	4,624	1,112	2,218	93,510	104,350	158,674
• Contract withdrawals	(8,391)	(3,492)	(8,448)	(48,499)	(16,447)	(32,627)
• Contract transfers	(337)	(218)	7,668	(60,396)	15,128	(185,345)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,104)	(2,598)	1,438	(15,385)	103,031	(59,298)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(994)	(1,666)	12,514	13,100	90,307	(43,776)
NET ASSETS AT DECEMBER 31, 2014	$48,348	$11,588	$245,121	$642,257	$186,679	$370,434

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP BlackRock Inflation Protected Bond Standard Class Subaccount	LVIP Capital Growth Standard Class Subaccount	LVIP Clarion Global Real Estate Standard Class Subaccount	LVIP Columbia Small-Mid Cap Growth RPM Standard Class Subaccount	LVIP Delaware Bond Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Standard Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$419,076	$184,896	$379,314	$16,915	$3,518,769	$182,800	$374,291
Changes From Operations:
• Net investment income (loss)	1,220	(708)	(2,517)	(83)	52,250	1,752	5,612
• Net realized gain (loss) on investments	11,951	3,563	19,149	697	53,395	52	3,504
• Net change in unrealized appreciation or depreciation on investments	(53,731)	78,301	(8,177)	3,729	(205,455)	(377)	68,943
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(40,560)	81,156	8,455	4,343	(99,810)	1,427	78,059
Change From Unit Transactions:
• Contract purchases	145,114	118,073	85,566	5,376	575,062	87,667	47,655
• Contract withdrawals	(47,122)	(24,647)	(25,889)	(1,905)	(448,868)	(23,134)	(23,448)
• Contract transfers	93,510	(7,367)	74,995	(308)	256,055	82,911	86,141
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	191,502	86,059	134,672	3,163	382,249	147,444	110,348
TOTAL INCREASE (DECREASE) IN NET ASSETS	150,942	167,215	143,127	7,506	282,439	148,871	188,407
NET ASSETS AT DECEMBER 31, 2013	570,018	352,111	522,441	24,421	3,801,208	331,671	562,698
Changes From Operations:
• Net investment income (loss)	6,208	(241)	12,131	(102)	70,851	6,387	743
• Net realized gain (loss) on investments	(2,445)	8,877	21,212	217	39,451	248	93,159
• Net change in unrealized appreciation or depreciation on investments	13,957	38,642	37,781	(1,917)	111,749	(6,580)	(74,803)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,720	47,278	71,124	(1,802)	222,051	55	19,099
Change From Unit Transactions:
• Contract purchases	116,637	126,057	62,031	3,118	620,538	249,540	40,781
• Contract withdrawals	(45,527)	(30,197)	(30,254)	(1,996)	(301,996)	(57,633)	(6,583)
• Contract transfers	(91,498)	(14,484)	(52,149)	2,551	100,316	23,890	(478,793)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(20,388)	81,376	(20,372)	3,673	418,858	215,797	(444,595)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,668)	128,654	50,752	1,871	640,909	215,852	(425,496)
NET ASSETS AT DECEMBER 31, 2014	$567,350	$480,765	$573,193	$26,292	$4,442,117	$547,523	$137,202

See accompanying notes.

	LVIP Delaware Growth and Income Standard Class Subaccount	LVIP Delaware Social Awareness Standard Class Subaccount	LVIP Delaware Special Opportunities Standard Class Subaccount	LVIP Dimensional Non-U.S. Equity RPM Standard Class Subaccount	LVIP Dimensional U.S. Equity RPM Standard Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$162,930	$125,761	$26,880	$5,312	$6,110	$112,404
Changes From Operations:
• Net investment income (loss)	2,684	2,450	1,421	2,128	1,748	2,146
• Net realized gain (loss) on investments	10,714	7,374	11,955	411	1,385	(596)
• Net change in unrealized appreciation or depreciation on investments	39,304	47,799	13,234	7,189	23,542	(6,922)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	52,702	57,623	26,610	9,728	26,675	(5,372)
Change From Unit Transactions:
• Contract purchases	10,914	30,343	73,852	6,272	9,496	145,554
• Contract withdrawals	(12,284)	(9,661)	(10,860)	(5,497)	(9,238)	(92,001)
• Contract transfers	21,997	129,844	53,907	131,695	233,085	65,835
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	20,627	150,526	116,899	132,470	233,343	119,388
TOTAL INCREASE (DECREASE) IN NET ASSETS	73,329	208,149	143,509	142,198	260,018	114,016
NET ASSETS AT DECEMBER 31, 2013	236,259	333,910	170,389	147,510	266,128	226,420
Changes From Operations:
• Net investment income (loss)	2,868	3,282	3,729	3,481	1,862	3,582
• Net realized gain (loss) on investments	35,058	27,856	15,013	2,528	5,430	215
• Net change in unrealized appreciation or depreciation on investments	(12,015)	15,298	(1,508)	(21,318)	6,768	6,368
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	25,911	46,436	17,234	(15,309)	14,060	10,165
Change From Unit Transactions:
• Contract purchases	23,900	15,644	166,202	44,632	86,920	29,167
• Contract withdrawals	(8,539)	(11,270)	(28,692)	(16,513)	(28,818)	(15,976)
• Contract transfers	(55,449)	(13,418)	6,501	51,064	64,413	58,167
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(40,088)	(9,044)	144,011	79,183	122,515	71,358
TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,177)	37,392	161,245	63,874	136,575	81,523
NET ASSETS AT DECEMBER 31, 2014	$222,082	$371,302	$331,634	$211,384	$402,703	$307,943

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP Global Income Standard Class Subaccount	LVIP JPMorgan High Yield Standard Class Subaccount	LVIP JPMorgan Mid Cap Value RPM Standard Class Subaccount	LVIP Managed Risk Profile 2010 Standard Class Subaccount	LVIP Managed Risk Profile 2020 Standard Class Subaccount	LVIP Managed Risk Profile 2030 Standard Class Subaccount	LVIP Managed Risk Profile 2040 Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$330,130	$257,123	$133,916	$89,061	$283,581	$211,413	$110,092
Changes From Operations:
• Net investment income (loss)	(237)	20,564	225	(151)	667	1,471	695
• Net realized gain (loss) on investments	296	1,550	9,648	24,327	36,026	7,834	5,600
• Net change in unrealized appreciation or depreciation on investments	(11,922)	(500)	26,140	(20,287)	(17,919)	16,786	8,718
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(11,863)	21,614	36,013	3,889	18,774	26,091	15,013
Change From Unit Transactions:
• Contract purchases	179,230	171,974	18,162	—	1,200	14,377	3,822
• Contract withdrawals	(59,015)	(33,078)	(10,564)	(93,167)	(183,642)	(38,569)	(5,488)
• Contract transfers	71,126	73,269	56,757	217	(217)	507	(17,306)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	191,341	212,165	64,355	(92,950)	(182,659)	(23,685)	(18,972)
TOTAL INCREASE (DECREASE) IN NET ASSETS	179,478	233,779	100,368	(89,061)	(163,885)	2,406	(3,959)
NET ASSETS AT DECEMBER 31, 2013	509,608	490,902	234,284	—	119,696	213,819	106,133
Changes From Operations:
• Net investment income (loss)	1,081	41,362	1,310	—	981	2,894	2,439
• Net realized gain (loss) on investments	1,995	4,785	4,346	—	11,389	8,366	9,486
• Net change in unrealized appreciation or depreciation on investments	5,813	(39,046)	13,795	—	(9,216)	(3,821)	(6,745)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,889	7,101	19,451	—	3,154	7,439	5,180
Change From Unit Transactions:
• Contract purchases	156,786	143,290	62,269	—	1,800	10,969	8,019
• Contract withdrawals	(55,321)	(40,588)	(17,406)	—	(4,989)	(33,400)	(8,635)
• Contract transfers	(131,470)	437,339	(971)	—	(43,135)	608	29,511
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(30,005)	540,041	43,892	—	(46,324)	(21,823)	28,895
TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,116)	547,142	63,343	—	(43,170)	(14,384)	34,075
NET ASSETS AT DECEMBER 31, 2014	$488,492	$1,038,044	$297,627	$—	$76,526	$199,435	$140,208

See accompanying notes.

	LVIP Managed Risk Profile Conservative Standard Class Subaccount	LVIP Managed Risk Profile Growth Standard Class Subaccount	LVIP Managed Risk Profile Moderate Standard Class Subaccount	LVIP MFS International Growth Standard Class Subaccount	LVIP MFS Value Standard Class Subaccount	LVIP Mid-Cap Value Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$214,294	$2,467,361	$2,619,721	$168,047	$787,134	$90,333
Changes From Operations:
• Net investment income (loss)	4,461	34,902	37,865	1,305	15,965	(329)
• Net realized gain (loss) on investments	4,361	33,672	49,474	1,449	37,284	17,130
• Net change in unrealized appreciation or depreciation on investments	12,184	266,030	213,432	24,734	265,654	22,219
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	21,006	334,604	300,771	27,488	318,903	39,020
Change From Unit Transactions:
• Contract purchases	44,462	335,305	442,944	65,482	386,452	42,247
• Contract withdrawals	(13,653)	(208,750)	(335,361)	(24,512)	(87,742)	(15,045)
• Contract transfers	4,516	13,387	45,058	45,108	(68,220)	6,448
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	35,325	139,942	152,641	86,078	230,490	33,650
TOTAL INCREASE (DECREASE) IN NET ASSETS	56,331	474,546	453,412	113,566	549,393	72,670
NET ASSETS AT DECEMBER 31, 2013	270,625	2,941,907	3,073,133	281,613	1,336,527	163,003
Changes From Operations:
• Net investment income (loss)	26,383	54,600	54,616	2,902	32,483	41
• Net realized gain (loss) on investments	18,630	36,405	44,312	1,739	36,921	4,474
• Net change in unrealized appreciation or depreciation on investments	(10,739)	(2,374)	17,861	(24,847)	83,750	11,142
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	34,274	88,631	116,789	(20,206)	153,154	15,657
Change From Unit Transactions:
• Contract purchases	69,529	310,573	442,842	113,758	332,291	38,865
• Contract withdrawals	(25,413)	(215,003)	(278,477)	(30,544)	(108,659)	(14,013)
• Contract transfers	1,145,318	369,124	249,808	28,480	(61,548)	94,963
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,189,434	464,694	414,173	111,694	162,084	119,815
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,223,708	553,325	530,962	91,488	315,238	135,472
NET ASSETS AT DECEMBER 31, 2014	$1,494,333	$3,495,232	$3,604,095	$373,101	$1,651,765	$298,475

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP Mondrian International Value Standard Class Subaccount	LVIP Money Market Standard Class Subaccount	LVIP SSgA Bond Index Standard Class Subaccount	LVIP SSgA Conservative Index Allocation Standard Class Subaccount	LVIP SSgA Conservative Structured Allocation Standard Class Subaccount	LVIP SSgA Developed International 150 Standard Class Subaccount	LVIP SSgA Emerging Markets 100 Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$672,952	$7,230,080	$387,017	$315,182	$1,047	$18,024	$143,247
Changes From Operations:
• Net investment income (loss)	14,188	(43,386)	6,856	1,368	66	588	3,760
• Net realized gain (loss) on investments	6,115	—	636	6,344	7	1,224	(5,748)
• Net change in unrealized appreciation or depreciation on investments	118,711	—	(19,540)	7,253	100	2,169	(1,009)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	139,014	(43,386)	(12,048)	14,965	173	3,981	(2,997)
Change From Unit Transactions:
• Contract purchases	55,430	3,929,302	93,242	1,435	3,541	21,524	107,947
• Contract withdrawals	(81,762)	(946,030)	(63,478)	(15,498)	(855)	(13,984)	(53,797)
• Contract transfers	7,379	(2,377,604)	(454)	(142,640)	87	196	8,255
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(18,953)	605,668	29,310	(156,703)	2,773	7,736	62,405
TOTAL INCREASE (DECREASE) IN NET ASSETS	120,061	562,282	17,262	(141,738)	2,946	11,717	59,408
NET ASSETS AT DECEMBER 31, 2013	793,013	7,792,362	404,279	173,444	3,993	29,741	202,655
Changes From Operations:
• Net investment income (loss)	30,412	(29,355)	4,945	2,029	115	1,870	5,718
• Net realized gain (loss) on investments	25,849	—	1,980	3,308	86	1,585	(1,718)
• Net change in unrealized appreciation or depreciation on investments	(81,572)	—	14,535	622	32	(4,344)	(11,913)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(25,311)	(29,355)	21,460	5,959	233	(889)	(7,913)
Change From Unit Transactions:
• Contract purchases	79,112	526,272	31,235	223	2,430	24,635	30,202
• Contract withdrawals	(43,415)	(4,495,155)	(32,611)	(8,588)	(974)	(5,093)	(11,661)
• Contract transfers	34,339	(485,116)	(87,850)	(30,181)	59	18,123	6,414
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	70,036	(4,453,999)	(89,226)	(38,546)	1,515	37,665	24,955
TOTAL INCREASE (DECREASE) IN NET ASSETS	44,725	(4,483,354)	(67,766)	(32,587)	1,748	36,776	17,042
NET ASSETS AT DECEMBER 31, 2014	$837,738	$3,309,008	$336,513	$140,857	$5,741	$66,517	$219,697

See accompanying notes.

	LVIP SSgA Global Tactical Allocation RPM Standard Class Subaccount	LVIP SSgA International Index Standard Class Subaccount	LVIP SSgA Large Cap 100 Standard Class Subaccount	LVIP SSgA Moderate Index Allocation Standard Class Subaccount	LVIP SSgA Moderate Structured Allocation Standard Class Subaccount	LVIP SSgA Moderately Aggressive Index Allocation Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$1,055,708	$18,075	$233,869	$98,667	$270,328	$87,279
Changes From Operations:
• Net investment income (loss)	11,307	736	6,909	3,653	9,606	2,103
• Net realized gain (loss) on investments	33,124	268	23,793	1,170	9,387	1,369
• Net change in unrealized appreciation or depreciation on investments	34,934	4,646	58,020	17,680	26,292	15,482
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	79,365	5,650	88,722	22,503	45,285	18,954
Change From Unit Transactions:
• Contract purchases	109,067	8,989	72,715	218,392	198,589	85,730
• Contract withdrawals	(50,569)	(2,526)	(24,214)	(42,167)	(51,472)	(25,860)
• Contract transfers	(408,569)	26,732	655	25,135	17,632	21,398
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(350,071)	33,195	49,156	201,360	164,749	81,268
TOTAL INCREASE (DECREASE) IN NET ASSETS	(270,706)	38,845	137,878	223,863	210,034	100,222
NET ASSETS AT DECEMBER 31, 2013	785,002	56,920	371,747	322,530	480,362	187,501
Changes From Operations:
• Net investment income (loss)	18,443	1,501	9,337	6,286	15,289	4,046
• Net realized gain (loss) on investments	3,763	1,102	27,358	3,829	11,375	3,439
• Net change in unrealized appreciation or depreciation on investments	7,017	(6,724)	21,979	3,846	1,336	(753)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	29,223	(4,121)	58,674	13,961	28,000	6,732
Change From Unit Transactions:
• Contract purchases	121,751	11,616	63,751	112,858	212,432	60,988
• Contract withdrawals	(54,082)	(3,679)	(29,074)	(49,210)	(86,661)	(28,977)
• Contract transfers	127,474	2,754	(26,380)	11,828	944	9,663
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	195,143	10,691	8,297	75,476	126,715	41,674
TOTAL INCREASE (DECREASE) IN NET ASSETS	224,366	6,570	66,971	89,437	154,715	48,406
NET ASSETS AT DECEMBER 31, 2014	$1,009,368	$63,490	$438,718	$411,967	$635,077	$235,907

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Subaccount	LVIP SSgA S&P 500 Index Standard Class Subaccount	LVIP SSgA Small-Cap Index Standard Class Subaccount	LVIP SSgA Small-Mid Cap 200 Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Subaccount	LVIP Templeton Growth RPM Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$25,460	$676,593	$96,282	$36,590	$267,443	$342,524	$75,482
Changes From Operations:
• Net investment income (loss)	10,486	15,409	597	3,658	(1,705)	(2,578)	1,034
• Net realized gain (loss) on investments	798	26,571	15,464	11,278	11,009	13,138	1,500
• Net change in unrealized appreciation or depreciation on investments	13,342	217,498	35,289	8,377	94,399	121,148	15,752
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,626	259,478	51,350	23,313	103,703	131,708	18,286
Change From Unit Transactions:
• Contract purchases	333,925	304,054	71,018	97,089	42,024	117,885	42,658
• Contract withdrawals	(32,908)	(100,323)	(14,704)	(10,598)	(22,980)	(16,526)	(14,542)
• Contract transfers	131,039	234,929	7,688	15,292	(18,136)	942	6,296
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	432,056	438,660	64,002	101,783	908	102,301	34,412
TOTAL INCREASE (DECREASE) IN NET ASSETS	456,682	698,138	115,352	125,096	104,611	234,009	52,698
NET ASSETS AT DECEMBER 31, 2013	482,142	1,374,731	211,634	161,686	372,054	576,533	128,180
Changes From Operations:
• Net investment income (loss)	26,804	25,370	1,011	6,537	(2,175)	(1,681)	1,622
• Net realized gain (loss) on investments	12,686	55,475	15,074	7,865	20,742	155,367	1,535
• Net change in unrealized appreciation or depreciation on investments	(15,397)	103,900	(5,070)	(5,641)	14,628	(123,572)	(7,826)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,093	184,745	11,015	8,761	33,195	30,114	(4,669)
Change From Unit Transactions:
• Contract purchases	198,669	222,460	53,736	56,542	37,654	34,367	44,191
• Contract withdrawals	(36,356)	(96,268)	(16,311)	(12,748)	(17,785)	(20,097)	(14,756)
• Contract transfers	368,144	63,276	7,597	7,030	43,062	(383,213)	7,456
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	530,457	189,468	45,022	50,824	62,931	(368,943)	36,891
TOTAL INCREASE (DECREASE) IN NET ASSETS	554,550	374,213	56,037	59,585	96,126	(338,829)	32,222
NET ASSETS AT DECEMBER 31, 2014	$1,036,692	$1,748,944	$267,671	$221,271	$468,180	$237,704	$160,402

See accompanying notes.

	LVIP UBS Large Cap Growth RPM Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Standard Class Subaccount	LVIP Vanguard International Equity ETF Standard Class Subaccount	M Capital Appreciation Subaccount	M International Equity Subaccount	M Large Cap Growth Subaccount
NET ASSETS AT JANUARY 1, 2013	$182,286	$9,699	$9,791	$2,650	$4,017	$4,996
Changes From Operations:
• Net investment income (loss)	(1,012)	369	2,390	(16)	91	4
• Net realized gain (loss) on investments	4,299	425	662	408	65	517
• Net change in unrealized appreciation or depreciation on investments	42,741	5,861	10,297	608	583	1,396
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	46,028	6,655	13,349	1,000	739	1,917
Change From Unit Transactions:
• Contract purchases	15,068	30,489	137,656	581	871	1,162
• Contract withdrawals	(15,792)	(5,564)	(13,625)	(191)	(280)	(375)
• Contract transfers	3,413	8,193	(700)	(461)	(187)	(215)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,689	33,118	123,331	(71)	404	572
TOTAL INCREASE (DECREASE) IN NET ASSETS	48,717	39,773	136,680	929	1,143	2,489
NET ASSETS AT DECEMBER 31, 2013	231,003	49,472	146,471	3,579	5,160	7,485
Changes From Operations:
• Net investment income (loss)	(1,153)	1,045	2,545	(20)	116	(36)
• Net realized gain (loss) on investments	6,924	1,384	433	493	21	1,310
• Net change in unrealized appreciation or depreciation on investments	5,503	4,036	(12,743)	(17)	(626)	(512)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,274	6,465	(9,765)	456	(489)	762
Change From Unit Transactions:
• Contract purchases	12,271	19,835	14,034	581	872	1,164
• Contract withdrawals	(16,657)	(6,865)	(7,106)	(188)	(275)	(378)
• Contract transfers	(264)	8,613	24,171	114	692	(235)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,650)	21,583	31,099	507	1,289	551
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,624	28,048	21,334	963	800	1,313
NET ASSETS AT DECEMBER 31, 2014	$237,627	$77,520	$167,805	$4,542	$5,960	$8,798

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	M Large Cap Value Subaccount	MFS VIT Core Equity Initial Class Subaccount	MFS VIT Growth Initial Class Subaccount	MFS VIT Total Return Initial Class Subaccount	MFS VIT Utilities Initial Class Subaccount	NB AMT Large Cap Value I Class Subaccount	NB AMT Mid Cap Growth I Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$5,093	$1,739	$645,320	$1,173,837	$916,299	$123,153	$1,180,974
Changes From Operations:
• Net investment income (loss)	135	26	(1,571)	15,823	18,758	1,148	(6,683)
• Net realized gain (loss) on investments	736	28	46,919	33,355	44,175	2,421	217,675
• Net change in unrealized appreciation or depreciation on investments	888	804	159,836	162,286	126,398	33,541	149,389
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,759	858	205,184	211,464	189,331	37,110	360,381
Change From Unit Transactions:
• Contract purchases	1,162	2,177	67,622	104,124	124,695	1,165	49,245
• Contract withdrawals	(377)	(281)	(62,152)	(181,885)	(100,513)	(5,494)	(85,317)
• Contract transfers	(372)	—	(41,244)	52,795	96,907	(2,960)	(70,797)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	413	1,896	(35,774)	(24,966)	121,089	(7,289)	(106,869)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,172	2,754	169,410	186,498	310,420	29,821	253,512
NET ASSETS AT DECEMBER 31, 2013	7,265	4,493	814,730	1,360,335	1,226,719	152,974	1,434,486
Changes From Operations:
• Net investment income (loss)	59	30	(2,808)	18,135	21,868	621	(5,897)
• Net realized gain (loss) on investments	1,029	410	108,472	101,806	90,977	2,109	552,378
• Net change in unrealized appreciation or depreciation on investments	(418)	163	(40,970)	(16,340)	37,044	11,461	(489,883)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	670	603	64,694	103,601	149,889	14,191	56,598
Change From Unit Transactions:
• Contract purchases	1,162	2,298	116,396	115,928	207,995	915	60,528
• Contract withdrawals	(375)	(360)	(82,053)	(161,619)	(123,099)	(5,675)	(515,529)
• Contract transfers	(86)	—	(87,985)	(15,871)	(26,146)	803	(1,478)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	701	1,938	(53,642)	(61,562)	58,750	(3,957)	(456,479)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,371	2,541	11,052	42,039	208,639	10,234	(399,881)
NET ASSETS AT DECEMBER 31, 2014	$8,636	$7,034	$825,782	$1,402,374	$1,435,358	$163,208	$1,034,605

See accompanying notes.

	NB AMT Mid Cap Intrinsic Value I Class Subaccount	PIMCO VIT Commodity- RealReturn Strategy Administrative Class Subaccount	Putnam VT Global Health Care Class IB Subaccount	Putnam VT Growth & Income Class IB Subaccount	Templeton Foreign VIP Class 1 Subaccount	Templeton Foreign VIP Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2013	$329,722	$506,945	$71,972	$19,070	$239,887	$120,369
Changes From Operations:
• Net investment income (loss)	2,078	6,743	440	262	5,116	2,498
• Net realized gain (loss) on investments	11,182	(9,177)	3,767	109	2,773	2,920
• Net change in unrealized appreciation or depreciation on investments	96,809	(96,043)	25,548	6,289	45,543	20,169
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	110,069	(98,477)	29,755	6,660	53,432	25,587
Change From Unit Transactions:
• Contract purchases	23,942	224,565	5,354	271	19,372	9,327
• Contract withdrawals	(31,797)	(68,905)	(3,732)	(512)	(22,138)	(19,082)
• Contract transfers	(21,689)	185,373	(1,205)	—	(1,050)	(7,618)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(29,544)	341,033	417	(241)	(3,816)	(17,373)
TOTAL INCREASE (DECREASE) IN NET ASSETS	80,525	242,556	30,172	6,419	49,616	8,214
NET ASSETS AT DECEMBER 31, 2013	410,247	749,501	102,144	25,489	289,503	128,583
Changes From Operations:
• Net investment income (loss)	2,347	(622)	(401)	230	4,307	1,807
• Net realized gain (loss) on investments	62,197	(25,652)	11,878	209	4,627	2,029
• Net change in unrealized appreciation or depreciation on investments	(9,997)	(108,643)	16,752	2,153	(42,137)	(18,508)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	54,547	(134,917)	28,229	2,592	(33,203)	(14,672)
Change From Unit Transactions:
• Contract purchases	27,712	133,409	4,437	184	18,068	11,102
• Contract withdrawals	(24,219)	(55,293)	(4,391)	(550)	(23,120)	(14,030)
• Contract transfers	(12,040)	(23,337)	11,171	—	5,057	6,938
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(8,547)	54,779	11,217	(366)	5	4,010
TOTAL INCREASE (DECREASE) IN NET ASSETS	46,000	(80,138)	39,446	2,226	(33,198)	(10,662)
NET ASSETS AT DECEMBER 31, 2014	$456,247	$669,363	$141,590	$27,715	$256,305	$117,921

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Templeton Global Bond VIP Class 1 Subaccount	Templeton Growth VIP Class 1 Subaccount	Templeton Growth VIP Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2013	$871,651	$341,147	$60,749
Changes From Operations:
• Net investment income (loss)	34,135	8,527	1,121
• Net realized gain (loss) on investments	24,151	11,272	5,474
• Net change in unrealized appreciation or depreciation on investments	(46,573)	80,437	6,324
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,713	100,236	12,919
Change From Unit Transactions:
• Contract purchases	49,035	34,632	5,886
• Contract withdrawals	(111,246)	(29,631)	(25,090)
• Contract transfers	19,601	(24,624)	(1,595)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(42,610)	(19,623)	(20,799)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(30,897)	80,613	(7,880)
NET ASSETS AT DECEMBER 31, 2013	840,754	421,760	52,869
Changes From Operations:
• Net investment income (loss)	38,055	4,068	534
• Net realized gain (loss) on investments	2,912	27,184	5,653
• Net change in unrealized appreciation or depreciation on investments	(29,100)	(44,490)	(6,901)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,867	(13,238)	(714)
Change From Unit Transactions:
• Contract purchases	54,966	24,144	6,815
• Contract withdrawals	(40,647)	(45,306)	(9,837)
• Contract transfers	6,413	4,206	(12,072)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	20,732	(16,956)	(15,094)
TOTAL INCREASE (DECREASE) IN NET ASSETS	32,599	(30,194)	(15,808)
NET ASSETS AT DECEMBER 31, 2014	$873,353	$391,566	$37,061

See accompanying notes.

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements

December 31, 2014

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life & Annuity Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 18, 1999, are part of the operations of the Company. The Variable Account consists of fifteen products as follows:

• VUL-I • Lincoln VULCV • Lincoln VULCV-II • Lincoln VULCV-III • Lincoln VULCV-IV • Lincoln VULDB • Lincoln VULDB-II • Lincoln VULDB-IV • Lincoln VULONE	• Lincoln Momentum VULONE • Lincoln VULONE 2005 • Lincoln Momentum VULONE 2005 • Lincoln VULONE 2007 • Lincoln AssetEdge VUL • Lincoln VULONE 2010

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred twenty-three mutual funds (the Funds) of eighteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):

ABVPSF Global Thematic Growth Class A Portfolio

ABVPSF Growth and Income Class A Portfolio

ABVPSF International Value Class A Portfolio

ABVPSF Large Cap Growth Class A Portfolio

ABVPSF Small/Mid Cap Value Class A Portfolio

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Inflation Protection Class I Portfolio

American Funds Insurance Series (American Funds):

American Funds Global Growth Class 2 Fund

American Funds Global Small Capitalization Class 2 Fund

American Funds Growth Class 2 Fund

American Funds Growth-Income Class 2 Fund

American Funds International Class 2 Fund

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Global Allocation V.I. Class I Fund

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Standard Class Series

Delaware VIP Emerging Markets Standard Class Series

Delaware VIP High Yield Standard Class Series

Delaware VIP Limited-Term Diversified Income Standard Class Series

Delaware VIP REIT Standard Class Series

Delaware VIP Small Cap Value Standard Class Series

Delaware VIP Smid Cap Growth Standard Class Series

Delaware VIP U.S. Growth Standard Class Series

Delaware VIP Value Standard Class Series

Deutsche Variable Series II (Deutsche):

Deutsche Alternative Asset Allocation VIP Class A Portfolio

Deutsche Investments VIT Funds (Deutsche):

Deutsche Equity 500 Index VIP Class A Portfolio

Deutsche Small Cap Index VIP Class A Portfolio

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Asset Manager Initial Class Portfolio

Fidelity VIP Contrafund Service Class Portfolio

Fidelity VIP Equity-Income Initial Class Portfolio

Fidelity VIP Equity-Income Service Class Portfolio

Fidelity VIP Growth Service Class Portfolio

Fidelity VIP Growth Opportunities Service Class Portfolio

Fidelity VIP High Income Service Class Portfolio

Fidelity VIP Investment Grade Bond Initial Class Portfolio

Fidelity VIP Mid Cap Service Class Portfolio

Fidelity VIP Overseas Service Class Portfolio

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Class 1 Fund

Franklin Mutual Shares VIP Class 1 Fund

Franklin Small-Mid Cap Growth VIP Class 1 Fund

Templeton Foreign VIP Class 1 Fund

Templeton Foreign VIP Class 2 Fund

Templeton Global Bond VIP Class 1 Fund

Templeton Growth VIP Class 1 Fund

Templeton Growth VIP Class 2 Fund

Invesco Variable Insurance Funds, Inc. (Invesco V.I.):

Invesco V.I. American Franchise Series I Fund

Invesco V.I. Core Equity Series I Fund

Invesco V.I. Diversified Income Series I Fund

Invesco V.I. International Growth Series I Fund

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Janus Aspen Series:

Janus Aspen Balanced Institutional Class Portfolio

Janus Aspen Balanced Service Class Portfolio

Janus Aspen Enterprise Service Class Portfolio

Janus Aspen Global Research Institutional Class Portfolio

Janus Aspen Global Research Service Class Portfolio

Janus Aspen Global Technology Service Class Portfolio

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Mid Cap Core Class I Portfolio**

Lincoln Variable Insurance Products Trust (LVIP)*:

LVIP Baron Growth Opportunities Standard Class Fund

LVIP Baron Growth Opportunities Service Class Fund

LVIP BlackRock Emerging Markets RPM Standard Class Fund

LVIP BlackRock Equity Dividend RPM Standard Class Fund

LVIP BlackRock Inflation Protected Bond Standard Class Fund

LVIP Capital Growth Standard Class Fund

LVIP Clarion Global Real Estate Standard Class Fund

LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund

LVIP Delaware Bond Standard Class Fund

LVIP Delaware Diversified Floating Rate Standard Class Fund

LVIP Delaware Foundation Aggressive Allocation Standard Class Fund

LVIP Delaware Growth and Income Standard Class Fund

LVIP Delaware Social Awareness Standard Class Fund

LVIP Delaware Special Opportunities Standard Class Fund

LVIP Dimensional Non-U.S. Equity RPM Standard Class Fund

LVIP Dimensional U.S. Equity RPM Standard Class Fund

LVIP Dimensional/Vanguard Total Bond Standard Class Fund

LVIP Global Income Standard Class Fund

LVIP Invesco Diversified Equity Income RPM Standard Class Fund**

LVIP JPMorgan High Yield Standard Class Fund

LVIP JPMorgan Mid Cap Value RPM Standard Class Fund

LVIP Managed Risk Profile 2010 Standard Class Fund**

LVIP Managed Risk Profile 2020 Standard Class Fund

LVIP Managed Risk Profile 2030 Standard Class Fund

LVIP Managed Risk Profile 2040 Standard Class Fund

LVIP Managed Risk Profile Conservative Standard Class Fund

LVIP Managed Risk Profile Growth Standard Class Fund

LVIP Managed Risk Profile Moderate Standard Class Fund

LVIP MFS International Growth Standard Class Fund

LVIP MFS Value Standard Class Fund

LVIP Mid-Cap Value Standard Class Fund

LVIP Mondrian International Value Standard Class Fund

LVIP Money Market Standard Class Fund

LVIP Multi-Manager Global Equity RPM Standard Class Fund**

LVIP SSgA Bond Index Standard Class Fund

LVIP SSgA Conservative Index Allocation Standard Class Fund

LVIP SSgA Conservative Structured Allocation Standard Class Fund

LVIP SSgA Developed International 150 Standard Class Fund

LVIP SSgA Emerging Markets 100 Standard Class Fund

LVIP SSgA Global Tactical Allocation RPM Standard Class Fund

LVIP SSgA International Index Standard Class Fund

LVIP SSgA Large Cap 100 Standard Class Fund

LVIP SSgA Moderate Index Allocation Standard Class Fund

LVIP SSgA Moderate Structured Allocation Standard Class Fund

LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund

LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund

LVIP SSgA S&P 500 Index Standard Class Fund

LVIP SSgA Small-Cap Index Standard Class Fund

LVIP SSgA Small-Mid Cap 200 Standard Class Fund

LVIP T. Rowe Price Growth Stock Standard Class Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund

LVIP Templeton Growth RPM Standard Class Fund

LVIP UBS Large Cap Growth RPM Standard Class Fund

LVIP Vanguard Domestic Equity ETF Standard Class Fund

LVIP Vanguard International Equity ETF Standard Class Fund

LVIP VIP Mid Cap RPM Standard Class Fund**

M Fund, Inc. (M):

M Capital Appreciation Fund

M International Equity Fund

M Large Cap Growth Fund

M Large Cap Value Fund

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

MFS Variable Insurance Trust (MFS VIT):

MFS VIT Core Equity Initial Class Series

MFS VIT Growth Initial Class Series

MFS VIT Total Return Initial Class Series

MFS VIT Utilities Initial Class Series

Neuberger Berman Advisers Management Trust (NB AMT):

NB AMT Large Cap Value I Class Portfolio

NB AMT Mid Cap Growth I Class Portfolio

NB AMT Mid Cap Intrinsic Value I Class Portfolio

PIMCO Variable Insurance Trust (PIMCO VIT):

PIMCO VIT CommodityRealReturn Strategy Administrative Class Fund

Putnam Variable Trust (Putnam VT):

Putnam VT Global Health Care Class IB Fund

Putnam VT Growth & Income Class IB Fund

*  Denotes an affiliate of the Company.

**  Available fund with no money invested at December 31, 2014.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2014. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies) provides accounting guidance for assessing whether an entity is an investment company; considering the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore will continue to apply the accounting requirements of ASC 946. The adoption of this ASU did not have an effect on our financial condition and results of operations

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2013, the LVIP BlackRock Emerging Markets RPM Standard Class Fund became available as an investment option for account contract owners. Accordingly, for the subaccount that commenced operations during 2013, the 2013 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2013.

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Also during 2013, the following funds changed their names:

Previous Fund Name	New Fund Name
Invesco Van Kampen V.I. American Franchise Series I Fund	Invesco V.I. American Franchise Series I Fund
Janus Aspen Series Worldwide Institutional Class Portfolio	Janus Aspen Global Research Institutional Class Portfolio
Janus Aspen Series Worldwide Service Class Portfolio	Janus Aspen Global Research Service Class Portfolio
LVIP Dimensional Non-U.S. Equity Standard Class Fund	LVIP Dimensional Non-U.S. Equity RPM Standard Class Fund
LVIP Dimensional U.S. Equity Standard Class Fund	LVIP Dimensional U.S. Equity RPM Standard Class Fund
LVIP Protected Profile 2010 Standard Class Fund	LVIP Managed Risk Profile 2010 Standard Class Fund
LVIP Protected Profile 2020 Standard Class Fund	LVIP Managed Risk Profile 2020 Standard Class Fund
LVIP Protected Profile 2030 Standard Class Fund	LVIP Managed Risk Profile 2030 Standard Class Fund
LVIP Protected Profile 2040 Standard Class Fund	LVIP Managed Risk Profile 2040 Standard Class Fund
LVIP Protected Profile Conservative Standard Class Fund	LVIP Managed Risk Profile Conservative Standard Class Fund
LVIP Protected Profile Growth Standard Class Fund	LVIP Managed Risk Profile Growth Standard Class Fund
LVIP Protected Profile Moderate Standard Class Fund	LVIP Managed Risk Profile Moderate Standard Class Fund
M Business Opportunity Value Fund	M Large Cap Value Fund

During 2014, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2014, the 2014 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2014:

ClearBridge Variable Mid Cap Core Class I Portfolio	LVIP Multi-Manager Global Equity RPM Standard Class Fund
LVIP Invesco Diversified Equity Income RPM Standard Class Fund	LVIP VIP Mid Cap RPM Standard Class Fund

Also during 2014, the following funds changed their names:

Previous Fund Name	New Fund Name
FTVIPT Franklin Income Securities Class 1 Fund	Franklin Income VIP Class 1 Fund
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund	Franklin Small-Mid Cap Growth VIP Class 1 Fund
FTVIPT Mutual Shares Securities Class 1 Fund	Franklin Mutual Shares VIP Class 1 Fund
FTVIPT Templeton Foreign Securities Class 1 Fund	Templeton Foreign VIP Class 1 Fund
FTVIPT Templeton Foreign Securities Class 2 Fund	Templeton Foreign VIP Class 2 Fund
FTVIPT Templeton Global Bond Securities Class 1 Fund	Templeton Global Bond VIP Class 1 Fund
FTVIPT Templeton Growth Securities Class 1 Fund	Templeton Growth VIP Class 1 Fund
FTVIPT Templeton Growth Securities Class 2 Fund	Templeton Growth VIP Class 2 Fund

Also during 2014, the DWS Variable Series II (DWS) family of funds changed its name to the Deutsche Variable Series II (Deutsche) and the DWS Investments VIT Funds (DWS) family of funds changed its name to Deutsche Investments VIT Funds (Deutsche).

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. The rates are as follows for the fifteen policy types within the Variable Account:

•  VUL-I - annual rate of .80% for policy years one through twelve and .55% thereafter.

•  Lincoln VULCV - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

•  Lincoln VULCV-II - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

•  Lincoln VULCV-III - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

•  Lincoln VULCV-IV - annual rate of .60% for policy years one through ten and .20% thereafter.

•  Lincoln VULDB - annual rate of .90% for policy years one through nineteen and .20% thereafter.

•  Lincoln VULDB-II - annual rate of .90% for policy years one through nineteen and .20% thereafter.

•  Lincoln VULDB-IV - annual rate of .90% for policy years one through nineteen and .20% thereafter.

•  Lincoln VULONE - annual rate of .50% for policy years one through ten and .20% thereafter.

•  Lincoln Momentum VULONE - annual rate of .50% for policy years one through ten and .20% thereafter.

•  Lincoln VULONE 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

•  Lincoln Momentum VULONE 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

•  Lincoln VULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln AssetEdge VUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter for policies issued before 11/02/09. For policies issued on or after 11/02/09 an annual rate of .15% is charged for policy years one through fifteen and 0.00% thereafter.

•  Lincoln VULONE 2010. - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2014 and 2013, amounted to $610,310 and $906,871, respectively.

The Company charges a monthly administrative fee which varies by product and policy year. Refer to the product prospectus for applicable fees. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2014 and 2013, totaled $1,859,391 and $1,568,000, respectively.

The Company assumes responsibility for providing the insurance benefits included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2014 and 2013, amounted to $3,820,767 and $3,569,999, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee of up to $25 for transfers between variable subaccounts. For the years ended December 31, 2014 and 2013, no transfer fees were deducted from the variable subaccounts.

The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln VULONE 2007, Lincoln AssetEdge VUL and Lincoln VULONE 2010. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. For the years ended December 31, 2014 and 2013, surrender charges and partial surrender administrative charges totaled $93,945 and $390,573, respectively.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Contract withdrawals on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2014, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ABVPSF Global Thematic Growth Class A
	2014		0.10%	0.90%	$11.53	$17.51	39,209	$585,885	4.12%	4.93%	0.00%
	2013		0.10%	0.90%	10.69	19.73	78,957	1,117,897	22.16%	23.09%	0.28%
	2012		0.10%	0.90%	8.93	16.13	64,549	745,752	12.50%	13.38%	0.00%
	2011		0.10%	0.90%	7.87	14.32	52,259	541,066	-23.92%	-23.33%	0.60%
	2010		0.10%	0.90%	10.27	18.79	41,410	565,931	17.87%	18.87%	2.04%

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ABVPSF Growth and Income Class A
	2014		0.10%	0.90%	$14.00	$23.81	42,722	$848,524	8.56%	9.38%	1.04%
	2013		0.10%	0.90%	12.85	23.89	64,674	1,194,801	33.76%	34.76%	1.27%
	2012		0.10%	0.90%	9.58	17.83	56,026	770,618	16.47%	17.35%	1.64%
	2011		0.10%	0.90%	8.20	15.29	50,136	605,368	5.36%	6.20%	1.35%
	2010		0.10%	0.90%	7.75	14.49	47,833	551,128	12.08%	13.09%	0.00%
ABVPSF International Value Class A
	2014		0.10%	0.90%	6.60	13.49	47,802	454,814	-7.05%	-6.35%	2.97%
	2013		0.10%	0.90%	7.08	14.44	62,054	633,061	21.90%	22.82%	6.37%
	2012		0.10%	0.90%	5.79	10.33	60,104	498,588	13.51%	14.36%	1.88%
	2011		0.10%	0.90%	5.08	9.04	48,763	338,722	-19.98%	-19.27%	4.64%
	2010		0.10%	0.90%	6.33	8.17	40,701	337,146	3.66%	4.59%	3.38%
ABVPSF Large Cap Growth Class A
	2014		0.35%	0.90%	16.78	22.64	7,289	131,816	13.12%	13.78%	0.00%
	2013		0.35%	0.90%	14.83	20.02	8,551	137,511	36.12%	36.87%	0.07%
	2012		0.35%	0.90%	12.34	15.43	9,798	120,127	15.33%	15.98%	0.30%
	2011		0.35%	0.90%	10.70	13.36	9,149	105,487	-3.91%	-3.52%	0.33%
	2010		0.50%	0.90%	11.14	13.88	8,966	108,899	9.11%	9.55%	0.48%
ABVPSF Small/Mid Cap Value Class A
	2014		0.10%	0.90%	15.51	39.49	59,244	1,281,853	8.22%	9.03%	0.71%
	2013		0.10%	0.90%	14.25	36.44	54,950	1,104,534	36.82%	37.85%	0.60%
	2012		0.10%	0.90%	10.90	26.59	52,509	752,793	17.68%	18.57%	0.55%
	2011		0.10%	0.90%	9.24	22.56	44,878	649,444	-9.21%	-8.48%	0.47%
	2010		0.10%	0.90%	10.14	24.81	39,193	644,863	25.76%	26.85%	0.41%
American Century VP Inflation Protection Class I
	2014		0.10%	0.90%	9.72	15.24	57,881	779,094	2.65%	3.46%	1.48%
	2013		0.10%	0.90%	11.19	14.78	50,761	694,098	-9.04%	-8.33%	1.79%
	2012		0.10%	0.90%	12.24	16.19	50,921	766,031	6.58%	7.44%	2.63%
	2011		0.10%	0.90%	11.42	15.13	52,516	738,801	11.09%	11.99%	4.24%
	2010		0.10%	0.90%	11.06	13.56	57,728	740,187	4.42%	5.26%	1.84%
American Funds Global Growth Class 2
	2014		0.10%	0.90%	13.91	25.14	94,797	1,921,165	1.39%	2.17%	1.13%
	2013		0.10%	0.90%	13.64	24.70	99,364	2,100,334	28.02%	29.04%	1.32%
	2012		0.10%	0.90%	11.05	19.22	92,051	1,511,241	21.46%	22.38%	0.99%
	2011		0.10%	0.90%	9.03	15.76	74,842	1,042,047	-9.71%	-9.01%	1.38%
	2010		0.10%	0.90%	9.92	17.38	64,313	1,008,246	10.74%	11.74%	1.55%
American Funds Global Small Capitalization Class 2
	2014		0.10%	0.90%	11.49	36.67	107,903	2,016,559	1.21%	1.97%	0.11%
	2013		0.10%	0.90%	11.32	36.18	124,075	2,473,385	27.13%	28.09%	0.87%
	2012		0.10%	0.90%	8.88	28.41	111,748	1,786,756	17.12%	18.00%	1.35%
	2011		0.10%	0.90%	7.56	24.22	99,788	1,430,664	-19.87%	-19.21%	1.32%
	2010		0.10%	0.90%	9.40	30.18	85,240	1,578,851	21.32%	22.39%	1.74%
American Funds Growth Class 2
	2014		0.10%	0.90%	14.43	29.30	381,806	7,379,109	7.54%	8.40%	0.76%
	2013		0.10%	0.90%	13.38	27.21	405,557	7,623,548	28.94%	29.95%	0.96%
	2012		0.10%	0.90%	10.34	21.07	385,388	5,692,315	16.83%	17.77%	0.81%
	2011		0.10%	0.90%	8.83	18.01	373,590	4,891,356	-5.14%	-4.38%	0.62%
	2010		0.10%	0.90%	9.26	18.95	380,500	5,164,737	17.62%	18.57%	0.74%
American Funds Growth-Income Class 2
	2014		0.10%	0.90%	14.41	27.11	409,677	7,740,872	9.64%	10.53%	1.38%
	2013		0.10%	0.90%	13.10	24.69	342,412	6,124,453	32.30%	33.36%	1.40%
	2012		0.10%	0.90%	9.87	18.63	335,267	4,554,797	16.43%	17.36%	1.67%
	2011		0.10%	0.90%	8.46	15.98	321,220	3,831,681	-2.71%	-1.94%	1.60%
	2010		0.10%	0.90%	8.66	16.40	305,129	3,792,386	10.43%	11.34%	1.52%
American Funds International Class 2
	2014		0.10%	0.90%	10.87	28.04	256,064	4,000,853	-3.53%	-2.75%	1.35%
	2013		0.10%	0.90%	11.18	29.02	254,075	4,317,235	20.55%	21.51%	1.42%
	2012		0.10%	0.90%	9.20	24.04	221,936	3,421,511	16.85%	17.79%	1.61%
	2011		0.10%	0.90%	7.81	20.54	183,504	2,592,527	-14.74%	-14.05%	1.85%
	2010		0.10%	0.90%	9.09	24.05	160,200	2,728,011	6.27%	7.13%	2.14%

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
BlackRock Global Allocation V.I. Class I
	2014		0.10%	0.90%	$11.94	$15.99	198,974	$2,966,847	1.19%	1.96%	2.37%
	2013		0.10%	0.90%	11.73	15.68	170,480	2,494,754	13.73%	14.58%	1.28%
	2012		0.10%	0.90%	11.72	13.69	138,330	1,781,916	9.29%	10.23%	2.58%
	2011		0.10%	0.90%	11.31	12.42	59,121	703,733	-4.36%	-3.54%	2.79%
	2010		0.10%	0.90%	12.70	12.76	37,390	474,129	9.07%	9.40%	1.48%
Delaware VIP Diversified Income Standard Class
	2014		0.10%	0.90%	10.75	18.84	124,883	1,914,165	4.37%	5.20%	2.21%
	2013		0.10%	0.90%	10.80	17.98	108,170	1,655,108	-2.15%	-1.35%	2.25%
	2012		0.10%	0.90%	11.76	18.30	100,818	1,622,679	6.23%	7.09%	3.12%
	2011		0.10%	0.90%	11.01	17.16	89,383	1,366,888	5.44%	6.27%	3.84%
	2010		0.10%	0.90%	12.69	16.21	75,462	1,129,048	7.09%	7.94%	4.54%
Delaware VIP Emerging Markets Standard Class
	2014		0.10%	0.90%	9.25	44.24	117,847	1,895,006	-8.88%	-8.14%	0.70%
	2013		0.10%	0.90%	10.10	48.55	126,344	2,486,616	9.15%	10.04%	1.65%
	2012		0.10%	0.90%	9.20	44.48	117,681	2,078,791	13.42%	14.34%	0.95%
	2011		0.10%	0.90%	8.05	39.22	80,135	1,472,084	-20.50%	-19.86%	2.02%
	2010		0.10%	0.90%	10.04	49.33	67,914	1,827,002	17.43%	18.38%	0.65%
Delaware VIP High Yield Standard Class
	2014		0.10%	0.90%	11.97	29.62	69,449	1,241,702	-1.18%	-0.41%	6.62%
	2013		0.10%	0.90%	12.25	30.47	65,510	1,272,465	8.24%	9.12%	7.28%
	2012		0.10%	0.90%	13.13	28.10	63,330	1,174,624	16.77%	17.72%	8.48%
	2011		0.10%	0.90%	11.18	24.03	56,887	991,286	1.46%	2.27%	9.07%
	2010		0.10%	0.90%	12.43	23.65	53,993	939,073	14.28%	15.23%	7.66%
Delaware VIP Limited-Term Diversified Income Standard Class
	2014		0.10%	0.90%	10.08	13.17	92,517	1,043,312	0.78%	1.60%	1.59%
	2013		0.10%	0.90%	10.21	13.02	74,240	828,924	-1.95%	-1.17%	1.52%
	2012		0.10%	0.90%	10.72	13.22	50,367	598,864	1.85%	2.65%	1.69%
	2011		0.10%	0.90%	10.99	12.93	31,485	374,035	1.99%	2.76%	1.82%
	2010		0.10%	0.90%	11.62	12.63	17,267	206,369	3.50%	4.43%	2.23%
Delaware VIP REIT Standard Class
	2014		0.10%	0.90%	14.11	38.28	78,129	1,649,719	28.30%	29.27%	1.35%
	2013		0.10%	0.90%	11.81	29.83	75,114	1,339,968	1.23%	1.99%	1.52%
	2012		0.10%	0.90%	11.61	29.47	66,407	1,240,350	15.89%	16.78%	1.44%
	2011		0.10%	0.90%	12.26	27.78	65,341	1,098,678	9.96%	10.80%	1.57%
	2010		0.10%	0.90%	12.24	25.22	63,369	996,824	25.85%	26.35%	2.73%
Delaware VIP Small Cap Value Standard Class
	2014		0.10%	0.90%	14.85	37.35	114,079	2,248,673	4.92%	5.82%	0.55%
	2013		0.10%	0.90%	14.07	35.55	110,465	2,176,689	32.31%	33.39%	0.68%
	2012		0.10%	0.90%	11.33	29.92	98,683	1,481,764	12.88%	13.78%	0.55%
	2011		0.10%	0.90%	10.01	26.48	87,350	1,387,432	-2.22%	-1.45%	0.51%
	2010		0.10%	0.90%	10.21	27.06	71,604	1,414,000	31.09%	31.61%	0.62%
Delaware VIP Smid Cap Growth Standard Class
	2014		0.15%	0.90%	14.79	33.47	72,206	1,440,083	2.22%	2.99%	0.07%
	2013		0.15%	0.90%	14.56	34.80	68,940	1,462,262	40.06%	41.11%	0.02%
	2012		0.15%	0.90%	13.35	24.81	66,244	1,015,118	10.03%	10.86%	0.23%
	2011		0.15%	0.90%	10.63	22.52	53,287	843,893	7.16%	7.75%	0.95%
	2010	10/8/10	0.35%	0.90%	9.91	20.98	55,045	785,041	13.54%	13.68%	0.00%
Delaware VIP U.S. Growth Standard Class
	2014		0.10%	0.90%	16.14	24.82	40,318	838,048	11.77%	12.65%	0.20%
	2013		0.10%	0.90%	16.43	24.04	29,183	592,729	33.55%	34.59%	0.32%
	2012		0.10%	0.90%	12.21	17.97	21,997	346,105	15.19%	16.09%	0.00%
	2011		0.10%	0.90%	10.52	15.58	11,509	162,547	6.66%	7.50%	0.25%
	2010		0.10%	0.90%	10.94	14.59	10,260	134,057	12.88%	13.48%	0.08%
Delaware VIP Value Standard Class
	2014		0.15%	0.90%	14.83	30.41	68,742	1,440,008	12.97%	13.82%	1.66%
	2013		0.15%	0.90%	13.08	26.87	66,184	1,277,632	32.49%	33.49%	1.76%
	2012		0.15%	0.90%	9.85	20.25	63,564	997,441	13.70%	14.56%	2.19%
	2011		0.15%	0.90%	8.63	17.79	58,506	788,547	8.56%	9.38%	1.86%
	2010		0.15%	0.90%	7.93	16.36	54,403	687,096	14.59%	15.06%	2.33%

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Deutsche Alternative Asset Allocation VIP Class A
	2014		0.10%	0.60%	$12.38	$14.50	20,146	$266,084	2.83%	3.40%	1.52%
	2013		0.10%	0.60%	12.03	14.02	12,456	159,483	0.31%	0.87%	1.14%
	2012		0.10%	0.60%	11.99	13.90	2,949	38,889	9.06%	9.80%	3.28%
	2011		0.10%	0.60%	11.56	12.66	4,911	60,633	-3.45%	-2.96%	1.30%
	2010		0.10%	0.60%	12.94	12.94	2,479	31,878	11.80%	11.80%	0.26%
Deutsche Equity 500 Index VIP Class A
	2014		0.20%	0.90%	16.29	24.12	163,140	2,966,209	12.37%	12.99%	1.77%
	2013		0.35%	0.90%	14.48	23.29	161,425	2,787,145	30.74%	31.47%	1.77%
	2012		0.35%	0.90%	11.01	17.79	158,343	2,181,059	14.66%	15.29%	1.65%
	2011		0.35%	0.90%	9.13	15.49	198,981	2,430,601	0.92%	1.48%	1.69%
	2010		0.35%	0.90%	9.04	15.32	213,550	2,477,826	13.68%	14.13%	1.90%
Deutsche Small Cap Index VIP Class A
	2014		0.20%	0.90%	15.14	30.29	45,299	806,837	3.80%	4.38%	0.81%
	2013		0.35%	0.90%	14.50	32.23	63,202	1,084,464	37.40%	38.15%	1.65%
	2012		0.35%	0.90%	12.48	23.42	56,478	860,798	15.21%	15.84%	0.87%
	2011		0.35%	0.90%	10.77	20.30	52,520	787,267	-5.27%	-4.75%	0.86%
	2010		0.35%	0.90%	13.39	21.40	50,571	819,123	25.26%	25.76%	0.88%
Fidelity VIP Asset Manager Initial Class
	2014		0.55%	0.55%	14.67	14.67	11,725	171,985	5.25%	5.25%	1.43%
	2013		0.55%	0.55%	13.94	13.94	13,520	188,420	15.07%	15.07%	1.53%
	2012		0.55%	0.55%	12.11	12.11	15,424	186,815	11.87%	11.87%	1.49%
	2011		0.55%	0.80%	13.52	13.52	17,302	188,613	-3.34%	-3.34%	1.89%
	2010		0.80%	0.80%	13.99	13.99	15,458	216,287	13.36%	13.36%	1.68%
Fidelity VIP Contrafund Service Class
	2014		0.10%	0.90%	15.54	30.73	153,825	3,158,092	10.81%	11.70%	0.90%
	2013		0.10%	0.90%	13.94	27.69	139,505	2,697,203	29.97%	31.01%	1.01%
	2012		0.10%	0.90%	10.68	21.27	138,064	2,085,409	15.27%	16.19%	1.28%
	2011		0.10%	0.90%	9.19	18.43	137,971	1,891,303	-3.51%	-2.73%	0.93%
	2010		0.10%	0.90%	9.45	19.07	131,673	1,945,423	16.06%	17.00%	1.18%
Fidelity VIP Equity-Income Initial Class
	2014		0.55%	0.55%	17.89	17.89	6,526	116,712	8.12%	8.12%	2.74%
	2013		0.55%	0.55%	16.54	16.54	6,453	106,736	27.44%	27.44%	2.37%
	2012		0.55%	0.80%	12.98	14.18	8,925	115,897	16.37%	16.66%	1.94%
	2011		0.55%	0.80%	12.19	12.19	39,565	445,513	0.17%	0.17%	2.52%
	2010		0.80%	0.80%	12.17	12.17	38,126	463,864	14.23%	14.23%	1.82%
Fidelity VIP Equity-Income Service Class
	2014		0.20%	0.90%	15.14	22.08	18,827	326,889	7.67%	8.27%	2.85%
	2013		0.35%	0.90%	13.98	22.68	17,462	292,487	26.84%	27.56%	2.45%
	2012		0.35%	0.90%	13.10	17.85	16,598	235,214	16.14%	16.59%	3.09%
	2011		0.50%	0.90%	11.28	15.34	15,091	205,134	-0.05%	0.36%	2.48%
	2010		0.50%	0.90%	11.29	15.33	14,665	199,166	14.05%	14.51%	1.40%
Fidelity VIP Growth Service Class
	2014		0.10%	0.90%	15.28	23.66	49,552	976,023	10.19%	11.02%	0.10%
	2013		0.10%	0.90%	13.76	23.27	46,018	844,810	34.98%	36.04%	0.20%
	2012		0.10%	0.90%	10.12	17.21	44,191	595,862	13.52%	14.37%	0.50%
	2011		0.10%	0.90%	6.98	15.14	41,423	491,188	-0.76%	0.00%	0.27%
	2010		0.10%	0.90%	7.02	15.23	43,959	481,962	22.95%	24.03%	0.19%
Fidelity VIP Growth Opportunities Service Class
	2014		0.35%	0.90%	19.17	22.04	6,813	147,722	11.10%	11.71%	0.12%
	2013		0.35%	0.90%	17.26	19.73	6,977	135,527	36.55%	37.30%	0.20%
	2012		0.35%	0.90%	12.64	14.37	7,033	99,565	18.39%	19.05%	0.31%
	2011		0.35%	0.90%	10.68	12.07	7,216	85,888	1.26%	1.82%	0.05%
	2010		0.35%	0.90%	8.09	10.54	7,985	84,886	22.55%	22.73%	0.10%
Fidelity VIP High Income Service Class
	2014		0.35%	0.90%	13.67	20.76	5,119	72,029	0.16%	0.72%	5.74%
	2013		0.35%	0.90%	13.57	20.73	5,071	70,718	4.93%	5.50%	5.65%
	2012		0.35%	0.90%	12.87	19.75	5,357	71,741	13.17%	13.80%	5.79%
	2011		0.35%	0.90%	11.31	17.46	5,031	63,498	2.99%	3.55%	6.33%
	2010		0.35%	0.90%	13.98	16.95	4,806	67,047	12.77%	12.94%	7.88%

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity VIP Investment Grade Bond Initial Class
	2014		0.55%	0.55%	$11.94	$11.94	12,995	$155,161	5.25%	5.25%	2.04%
	2013		0.55%	0.55%	11.34	11.34	15,446	175,209	-2.32%	-2.32%	2.28%
	2012		0.55%	0.55%	11.61	11.61	17,043	197,924	5.32%	5.32%	2.07%
	2011		0.55%	0.80%	19.06	19.06	21,821	275,035	6.48%	6.48%	3.19%
	2010		0.80%	0.80%	17.90	17.90	15,351	274,845	6.95%	6.95%	3.50%
Fidelity VIP Mid Cap Service Class
	2014		0.10%	0.90%	14.04	24.45	58,225	1,228,760	5.23%	6.09%	0.17%
	2013		0.10%	0.90%	13.27	23.14	51,863	1,033,254	34.81%	35.92%	0.44%
	2012		0.10%	0.90%	11.22	17.09	46,854	694,304	13.71%	14.64%	0.52%
	2011		0.10%	0.90%	9.79	14.97	44,166	616,373	-11.62%	-10.80%	0.15%
	2010		0.10%	0.90%	10.97	16.85	39,316	621,567	27.55%	28.59%	0.28%
Fidelity VIP Overseas Service Class
	2014		0.10%	0.90%	9.63	23.06	21,871	328,611	-8.99%	-8.16%	1.35%
	2013		0.10%	0.90%	10.55	25.30	18,788	309,534	29.20%	30.32%	1.27%
	2012		0.10%	0.90%	8.11	19.54	22,201	283,627	19.46%	20.54%	1.95%
	2011		0.10%	0.90%	6.73	16.32	21,244	243,637	-17.97%	-17.23%	1.42%
	2010		0.10%	0.90%	8.13	19.86	18,419	259,312	11.98%	12.99%	1.53%
Franklin Income VIP Class 1
	2014		0.10%	0.90%	13.86	17.21	210,872	3,512,035	3.98%	4.82%	3.27%
	2013		0.10%	0.90%	13.28	16.43	79,873	1,238,688	13.09%	14.11%	5.86%
	2012		0.10%	0.90%	11.70	14.41	65,264	889,266	11.76%	12.82%	6.21%
	2011		0.10%	0.90%	10.43	12.78	53,430	640,748	1.77%	2.61%	5.70%
	2010		0.10%	0.90%	10.21	12.48	43,142	509,593	11.83%	12.74%	6.17%
Franklin Mutual Shares VIP Class 1
	2014		0.10%	0.90%	12.66	18.79	67,053	1,145,965	6.41%	7.28%	2.34%
	2013		0.10%	0.90%	11.86	17.52	59,520	933,320	27.37%	28.40%	2.37%
	2012		0.10%	0.90%	9.28	13.65	51,628	621,800	13.58%	14.48%	2.31%
	2011		0.10%	0.90%	8.15	11.93	45,291	463,738	-1.70%	-0.90%	2.65%
	2010		0.10%	0.90%	8.26	10.26	37,433	380,414	10.47%	11.35%	1.84%
Franklin Small-Mid Cap Growth VIP Class 1
	2014		0.10%	0.90%	14.58	31.58	29,775	602,088	6.81%	7.68%	0.00%
	2013		0.10%	0.90%	13.58	29.52	28,744	577,878	37.26%	38.41%	0.00%
	2012		0.10%	0.90%	9.84	21.48	30,721	453,082	10.12%	10.97%	0.00%
	2011		0.10%	0.90%	9.82	19.47	30,176	420,402	-5.45%	-4.74%	0.00%
	2010		0.10%	0.90%	10.74	20.56	28,859	435,795	26.79%	27.82%	0.00%
Invesco V.I. American Franchise Series I
	2014		0.35%	0.90%	12.36	19.00	42,183	738,070	7.47%	8.06%	0.04%
	2013		0.35%	0.90%	11.50	19.13	43,223	703,063	38.88%	39.65%	0.44%
	2012	4/27/12	0.35%	0.90%	8.28	13.76	45,674	533,344	-3.09%	-2.73%	0.00%
Invesco V.I. Capital Appreciation Series I
	2011		0.35%	0.90%	3.96	12.31	89,775	916,907	-8.74%	-8.23%	0.15%
	2010		0.35%	0.90%	4.33	13.47	125,240	1,039,884	14.46%	14.63%	0.77%
Invesco V.I. Core Equity Series I
	2014		0.35%	0.90%	14.58	16.90	75,685	1,241,087	7.18%	7.77%	0.86%
	2013		0.35%	0.90%	13.53	22.60	78,520	1,197,551	28.09%	28.80%	1.38%
	2012		0.35%	0.90%	10.82	17.62	85,490	1,011,781	12.86%	13.48%	0.87%
	2011		0.35%	0.90%	7.87	15.58	141,711	1,500,187	-0.96%	-0.41%	0.96%
	2010		0.35%	0.90%	7.93	15.71	171,742	1,593,445	8.57%	8.77%	0.97%
Invesco V.I. Diversified Income Series I
	2014		0.55%	0.55%	13.20	13.20	11,172	147,478	7.43%	7.43%	4.94%
	2013		0.55%	0.55%	12.29	12.29	12,928	158,849	-0.50%	-0.50%	4.58%
	2012		0.55%	0.55%	12.35	12.35	14,755	182,202	10.10%	10.10%	4.55%
	2011		0.55%	0.80%	13.17	13.17	16,470	187,064	6.17%	6.17%	5.15%
	2010		0.80%	0.80%	12.41	12.41	15,734	195,213	9.17%	9.17%	5.80%

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco V.I. International Growth Series I
	2014		0.35%	0.90%	$13.48	$26.66	10,160	$164,088	-0.57%	-0.02%	0.89%
	2013		0.35%	0.90%	13.48	29.99	39,088	519,827	17.95%	18.61%	1.23%
	2012		0.35%	0.90%	12.75	25.39	22,492	454,898	14.50%	15.13%	1.46%
	2011		0.35%	0.90%	11.07	22.14	23,605	423,751	-7.58%	-7.06%	1.51%
	2010		0.35%	0.90%	12.02	23.92	23,170	445,157	11.85%	12.02%	2.30%
Janus Aspen Balanced Institutional Class
	2014		0.35%	0.90%	15.95	22.76	12,052	193,799	7.52%	8.13%	1.76%
	2013		0.35%	0.90%	14.75	21.16	12,138	180,521	19.09%	19.73%	1.50%
	2012		0.35%	0.90%	12.32	17.77	14,389	178,488	12.61%	13.22%	2.88%
	2011		0.35%	0.90%	10.88	15.78	13,773	154,099	0.74%	1.28%	2.46%
	2010		0.35%	0.90%	14.65	15.66	11,447	161,685	7.43%	7.58%	2.68%
Janus Aspen Balanced Service Class
	2014		0.35%	0.90%	13.93	23.98	19,895	341,175	7.27%	7.86%	1.49%
	2013		0.35%	0.90%	12.98	23.27	20,002	326,703	18.73%	19.38%	1.34%
	2012		0.35%	0.90%	17.18	19.57	19,838	274,564	12.36%	12.69%	2.50%
	2011		0.60%	0.90%	15.25	17.39	18,143	296,865	0.45%	0.75%	2.11%
	2010		0.60%	0.90%	15.14	17.28	21,724	353,508	7.15%	7.47%	2.48%
Janus Aspen Enterprise Service Class
	2014		0.20%	0.90%	15.68	39.57	5,553	130,339	11.24%	11.85%	0.03%
	2013		0.35%	0.90%	14.01	35.52	5,806	125,174	30.86%	31.58%	0.37%
	2012		0.35%	0.90%	13.71	27.10	6,509	104,176	15.94%	16.58%	0.00%
	2011		0.35%	0.90%	11.76	23.33	4,948	93,282	-2.53%	-2.00%	0.00%
	2010		0.35%	0.90%	16.62	23.90	5,219	100,407	24.39%	24.90%	0.00%
Janus Aspen Global Research Institutional Class
	2014		0.35%	0.90%	12.62	16.54	24,343	400,985	6.46%	7.07%	1.08%
	2013		0.35%	0.90%	11.86	15.44	24,036	370,854	27.31%	27.98%	1.20%
	2012		0.35%	0.90%	9.31	12.07	26,929	324,451	19.04%	19.66%	0.87%
	2011		0.35%	0.90%	5.70	10.09	30,556	294,363	-14.53%	-14.04%	0.60%
	2010		0.35%	0.90%	6.66	9.15	39,827	322,383	14.79%	14.97%	0.60%
Janus Aspen Global Research Service Class
	2014		0.35%	0.90%	13.64	17.65	3,100	48,348	6.22%	6.81%	0.95%
	2013		0.35%	0.90%	12.77	16.62	3,364	49,342	26.93%	27.62%	0.94%
	2012		0.35%	0.90%	11.48	14.54	6,237	72,295	18.79%	18.97%	0.80%
	2011		0.75%	0.90%	9.66	12.22	5,841	58,312	-14.76%	-14.63%	0.50%
	2010		0.75%	0.90%	11.33	14.32	5,415	63,295	14.49%	14.66%	0.50%
Janus Aspen Global Technology Service Class
	2014		0.35%	0.90%	15.21	18.89	621	11,588	8.37%	8.96%	0.00%
	2013		0.35%	0.90%	14.03	17.34	772	13,254	34.18%	34.92%	0.00%
	2012		0.35%	0.90%	10.46	12.85	856	10,917	18.08%	18.73%	0.00%
	2011		0.35%	0.90%	8.86	10.82	1,615	17,411	-9.48%	-8.98%	0.00%
	2010		0.35%	0.90%	5.08	9.79	5,746	33,614	23.28%	23.47%	0.00%
LVIP Baron Growth Opportunities Standard Class
	2014		0.50%	0.90%	19.12	25.75	9,777	245,121	4.18%	4.60%	0.43%
	2013		0.50%	0.90%	18.36	24.61	9,703	232,607	39.15%	39.72%	0.74%
	2012		0.50%	0.90%	13.19	17.62	2,369	37,266	17.46%	17.97%	1.31%
	2011		0.50%	0.90%	11.23	14.93	2,590	31,787	3.35%	3.78%	0.00%
	2010		0.50%	0.90%	10.86	14.39	2,040	25,899	25.56%	26.07%	0.00%
LVIP Baron Growth Opportunities Service Class
	2014		0.10%	0.90%	16.41	31.37	29,742	642,257	3.91%	4.74%	0.17%
	2013		0.10%	0.90%	15.71	30.19	30,047	629,157	38.81%	40.00%	0.47%
	2012		0.10%	0.90%	12.32	21.75	25,133	369,657	17.16%	18.16%	1.29%
	2011		0.10%	0.90%	10.48	18.56	20,328	255,228	3.09%	3.92%	0.00%
	2010		0.10%	0.90%	10.14	18.00	16,475	229,221	25.22%	26.23%	0.00%
LVIP BlackRock Emerging Markets RPM Standard Class
	2014		0.15%	0.60%	8.87	8.93	20,909	186,679	-5.44%	-5.03%	1.72%
	2013	7/24/13	0.15%	0.60%	9.38	9.40	10,250	96,372	3.85%	4.44%	1.02%

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock Equity Dividend RPM Standard Class
	2014		0.15%	0.90%	$13.14	$17.59	22,084	$370,434	2.56%	3.33%	1.70%
	2013		0.15%	0.90%	12.81	17.02	26,578	414,210	17.15%	18.14%	1.88%
	2012		0.15%	0.90%	10.93	14.41	17,447	222,561	15.94%	16.81%	0.69%
	2011		0.15%	0.90%	9.43	11.21	16,078	177,536	-3.46%	-2.94%	1.02%
	2010		0.35%	0.90%	11.02	12.19	13,593	159,113	17.05%	17.34%	1.82%
LVIP BlackRock Inflation Protected Bond Standard Class
	2014		0.15%	0.60%	11.21	11.45	50,069	567,350	2.45%	2.91%	1.40%
	2013		0.15%	0.60%	10.94	11.12	51,581	570,018	-8.92%	-8.51%	0.58%
	2012		0.15%	0.75%	12.01	12.16	34,616	419,076	5.87%	6.35%	0.00%
	2011		0.15%	0.60%	11.35	11.43	18,441	209,956	11.47%	11.97%	2.82%
	2010	5/21/10	0.15%	0.60%	10.18	10.21	9,365	95,408	1.29%	1.92%	1.35%
LVIP Capital Growth Standard Class
	2014		0.10%	0.60%	15.59	21.43	23,537	480,765	10.69%	11.28%	0.19%
	2013		0.10%	0.60%	14.01	19.27	19,348	352,111	35.16%	35.92%	0.00%
	2012		0.10%	0.60%	10.31	14.19	13,956	184,896	18.35%	18.92%	0.00%
	2011		0.10%	0.60%	8.67	11.94	5,982	69,732	-9.55%	-9.15%	0.00%
	2010		0.10%	0.60%	9.93	9.93	1,808	21,882	18.25%	18.25%	0.08%
LVIP Clarion Global Real Estate Standard Class
	2014		0.10%	0.90%	9.80	17.51	48,529	573,193	12.87%	13.79%	2.68%
	2013		0.10%	0.90%	8.69	15.40	51,016	522,441	2.38%	3.21%	0.00%
	2012		0.10%	0.90%	8.48	14.93	39,023	379,314	23.56%	24.54%	0.00%
	2011		0.10%	0.90%	6.87	11.99	40,022	287,010	-9.49%	-8.75%	0.00%
	2010		0.10%	0.90%	7.59	9.00	34,176	263,645	16.92%	17.84%	0.00%
LVIP Columbia Small-Mid Cap Growth RPM Standard Class
	2014		0.15%	0.60%	11.53	16.26	1,972	26,292	-7.87%	-7.44%	0.00%
	2013		0.15%	0.60%	12.51	17.57	1,697	24,421	24.03%	24.63%	0.00%
	2012		0.15%	0.60%	10.08	14.10	1,490	16,915	5.80%	6.30%	0.00%
	2011		0.15%	0.90%	9.40	9.57	6,574	63,706	-8.42%	-8.05%	0.00%
	2010		0.50%	0.90%	10.37	10.41	7,247	75,111	26.49%	26.61%	0.00%
LVIP Delaware Bond Standard Class
	2014		0.10%	0.90%	10.65	19.56	321,246	4,442,117	5.03%	5.87%	2.12%
	2013		0.10%	0.90%	10.08	18.62	280,415	3,801,208	-3.18%	-2.40%	1.93%
	2012		0.10%	0.90%	11.82	19.23	248,270	3,518,769	5.65%	6.50%	2.24%
	2011		0.10%	0.90%	11.13	19.99	188,381	2,735,968	6.67%	7.53%	3.39%
	2010		0.10%	0.90%	12.33	18.72	167,972	2,539,992	7.52%	8.39%	3.47%
LVIP Delaware Diversified Floating Rate Standard Class
	2014		0.15%	0.60%	10.41	10.63	51,865	547,523	0.01%	0.47%	1.76%
	2013		0.15%	0.60%	10.41	10.58	31,501	331,671	0.15%	0.60%	1.06%
	2012		0.15%	0.60%	10.40	10.52	17,451	182,800	3.60%	4.06%	1.96%
	2011		0.15%	0.60%	10.03	10.05	7,547	75,854	-0.84%	-0.74%	2.25%
	2010	9/20/10	0.50%	0.60%	10.12	10.13	3,050	30,869	0.09%	1.08%	0.69%
LVIP Delaware Foundation Aggressive Allocation Standard Class
	2014		0.35%	0.90%	15.56	21.04	7,581	137,202	3.41%	3.98%	0.79%
	2013		0.35%	0.90%	14.97	20.34	32,236	562,698	19.09%	19.82%	1.88%
	2012		0.35%	0.90%	12.49	17.08	25,747	374,291	12.28%	12.89%	1.92%
	2011		0.35%	0.90%	12.47	15.20	20,848	268,778	-2.91%	-2.51%	2.09%
	2010		0.50%	0.90%	12.38	15.65	20,028	266,644	11.48%	11.92%	2.95%
LVIP Delaware Growth and Income Standard Class
	2014		0.15%	0.60%	14.77	21.59	11,758	222,082	12.50%	13.07%	1.84%
	2013		0.15%	0.75%	13.13	19.09	13,947	236,259	32.26%	33.14%	2.00%
	2012		0.15%	0.75%	9.91	14.34	12,773	162,930	14.45%	15.13%	1.11%
	2011		0.15%	0.75%	8.65	12.45	13,014	144,771	0.59%	0.99%	1.19%
	2010		0.15%	0.60%	8.60	11.34	10,626	117,435	12.26%	12.37%	1.04%
LVIP Delaware Social Awareness Standard Class
	2014		0.15%	0.90%	15.64	27.92	17,023	371,302	14.17%	14.80%	1.55%
	2013		0.35%	0.90%	17.07	26.55	17,121	333,910	34.47%	35.22%	1.79%
	2012		0.35%	0.90%	12.62	19.71	8,208	125,761	14.25%	14.88%	0.80%
	2011		0.35%	0.90%	10.99	17.23	7,931	106,117	-0.26%	0.29%	0.78%
	2010		0.35%	0.90%	10.28	17.25	7,998	104,766	10.57%	11.04%	0.65%

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Special Opportunities Standard Class
	2014		0.15%	0.90%	$14.63	$22.24	16,338	$331,634	6.67%	7.47%	1.87%
	2013		0.15%	0.90%	13.71	20.69	9,197	170,389	32.60%	33.59%	1.94%
	2012		0.15%	0.90%	10.34	15.49	2,306	26,880	13.91%	14.77%	0.45%
	2011		0.15%	0.90%	9.08	13.50	5,880	57,280	-6.07%	-5.35%	0.33%
	2010		0.15%	0.90%	9.79	9.80	2,792	30,924	29.99%	30.08%	1.11%
LVIP Dimensional Non-U.S. Equity RPM Standard Class
	2014		0.15%	0.60%	10.39	10.55	20,293	211,384	-8.06%	-7.65%	2.40%
	2013		0.15%	0.60%	11.30	11.42	13,048	147,510	14.43%	14.92%	3.66%
	2012		0.15%	0.60%	9.88	9.94	537	5,312	18.07%	18.50%	2.38%
	2011	10/6/11	0.15%	0.60%	8.36	8.39	604	5,062	1.17%	3.39%	0.27%
LVIP Dimensional U.S. Equity RPM Standard Class
	2014		0.15%	0.60%	14.70	14.94	27,298	402,703	4.07%	4.54%	1.11%
	2013		0.15%	0.60%	14.12	14.29	18,829	266,128	28.40%	28.99%	2.00%
	2012		0.15%	0.60%	11.03	11.08	554	6,110	16.89%	17.16%	1.56%
	2011	12/22/11	0.15%	0.50%	9.43	9.45	282	2,664	-0.06%	0.74%	0.00%
LVIP Dimensional/Vanguard Total Bond Standard Class
	2014		0.15%	0.60%	10.81	10.99	28,336	307,943	4.01%	4.48%	1.92%
	2013		0.15%	0.60%	10.39	10.52	21,747	226,420	-3.34%	-2.90%	1.81%
	2012		0.15%	0.60%	10.75	10.83	10,441	112,404	3.11%	3.58%	3.17%
	2011	10/3/11	0.15%	0.60%	10.43	10.46	1,504	15,730	0.25%	1.59%	0.10%
LVIP Global Income Standard Class
	2014		0.10%	0.60%	11.31	12.69	40,301	488,492	1.33%	1.84%	0.54%
	2013		0.10%	0.60%	11.17	12.46	42,661	509,608	-3.40%	-2.91%	0.29%
	2012		0.10%	0.60%	11.56	12.83	26,614	330,130	7.04%	7.58%	2.20%
	2011		0.10%	0.60%	11.37	11.93	17,217	200,343	0.48%	0.98%	5.94%
	2010		0.10%	0.60%	11.81	11.81	2,081	24,220	9.58%	9.58%	3.61%
LVIP JPMorgan High Yield Standard Class
	2014		0.15%	0.90%	13.57	14.05	74,968	1,038,044	1.92%	2.69%	6.09%
	2013		0.15%	0.90%	13.32	13.68	36,318	490,902	5.61%	6.41%	6.02%
	2012		0.15%	0.90%	12.71	12.86	20,194	257,123	14.23%	14.75%	7.04%
	2011		0.15%	0.60%	11.13	11.21	6,525	72,827	2.17%	2.63%	6.89%
	2010	6/9/10	0.15%	0.60%	10.89	10.92	792	8,642	5.71%	12.08%	4.40%
LVIP JPMorgan Mid Cap Value RPM Standard Class
	2014		0.10%	0.90%	13.62	20.02	18,143	297,627	7.14%	8.02%	0.90%
	2013		0.10%	0.90%	12.96	18.55	15,930	234,284	23.25%	24.04%	0.60%
	2012		0.10%	0.60%	10.50	14.96	12,155	133,916	13.08%	13.64%	0.00%
	2011		0.10%	0.60%	9.29	13.17	12,388	120,525	-2.37%	-1.90%	0.00%
	2010		0.10%	0.60%	9.51	10.43	8,963	88,159	24.01%	24.64%	0.08%
LVIP Managed Risk Profile 2010 Standard Class
	2012		0.60%	0.60%	11.84	11.84	7,524	89,061	7.89%	7.89%	2.21%
	2011		0.60%	0.60%	10.97	10.97	7,865	86,279	0.64%	0.64%	0.78%
	2010		0.60%	0.60%	10.90	10.90	8,182	89,180	10.80%	10.80%	1.08%
LVIP Managed Risk Profile 2020 Standard Class
	2014		0.60%	0.60%	12.88	12.88	5,940	76,526	3.76%	3.76%	1.77%
	2013		0.60%	0.60%	12.42	12.42	9,641	119,696	10.47%	10.47%	1.01%
	2012		0.50%	0.60%	11.24	11.30	25,191	283,581	7.73%	7.84%	2.11%
	2011		0.50%	0.60%	10.43	10.48	24,007	250,733	-0.41%	-0.31%	0.75%
	2010		0.50%	0.60%	10.48	10.51	23,786	249,343	11.36%	11.47%	0.96%
LVIP Managed Risk Profile 2030 Standard Class
	2014		0.50%	0.60%	12.72	12.82	15,672	199,435	3.54%	3.64%	1.98%
	2013		0.50%	0.60%	12.28	12.37	17,398	213,819	13.06%	13.18%	1.29%
	2012		0.50%	0.60%	10.86	10.93	19,450	211,413	7.25%	7.36%	1.82%
	2011		0.50%	0.60%	10.13	10.18	20,957	212,376	-1.16%	-1.06%	0.64%
	2010		0.50%	0.60%	10.25	10.29	21,592	221,352	11.87%	11.99%	0.80%

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Managed Risk Profile 2040 Standard Class
	2014		0.35%	0.60%	$12.06	$14.27	10,878	$140,208	2.86%	3.12%	2.10%
	2013		0.35%	0.60%	11.72	13.84	9,013	106,133	15.84%	16.09%	1.25%
	2012		0.35%	0.60%	10.12	11.92	10,844	110,092	6.48%	6.79%	1.71%
	2011		0.35%	0.60%	9.50	11.16	10,862	103,499	-2.05%	-1.76%	0.59%
	2010		0.35%	0.60%	9.70	9.74	10,905	106,102	12.98%	13.10%	0.41%
LVIP Managed Risk Profile Conservative Standard Class
	2014		0.10%	0.90%	12.45	17.01	89,878	1,494,333	4.75%	5.54%	3.98%
	2013		0.10%	0.90%	13.36	16.23	18,950	270,625	8.77%	9.59%	2.24%
	2012		0.10%	0.90%	12.22	14.93	16,438	214,294	8.79%	9.61%	4.21%
	2011		0.10%	0.90%	11.55	14.08	11,401	135,450	2.76%	3.55%	2.54%
	2010		0.10%	0.90%	11.15	13.65	7,897	100,895	9.51%	10.50%	5.03%
LVIP Managed Risk Profile Growth Standard Class
	2014		0.10%	0.90%	12.13	16.44	224,962	3,495,232	2.54%	3.36%	2.20%
	2013		0.10%	0.90%	11.80	15.97	195,571	2,941,907	12.53%	13.43%	1.79%
	2012		0.10%	0.90%	10.45	14.13	185,265	2,467,361	8.17%	9.03%	2.51%
	2011		0.10%	0.90%	9.63	13.01	206,527	2,526,786	-0.90%	-0.10%	1.99%
	2010		0.10%	0.90%	9.69	13.08	201,216	2,489,451	11.71%	12.61%	2.93%
LVIP Managed Risk Profile Moderate Standard Class
	2014		0.10%	0.90%	13.36	17.22	232,807	3,604,095	3.21%	4.04%	2.09%
	2013		0.10%	0.90%	12.90	16.62	206,715	3,073,133	10.85%	11.74%	1.85%
	2012		0.10%	0.90%	11.60	14.93	195,749	2,619,721	8.61%	9.48%	3.34%
	2011		0.10%	0.90%	10.62	13.70	180,222	2,206,929	0.26%	1.07%	1.85%
	2010		0.10%	0.90%	10.51	13.61	157,580	1,951,586	10.96%	11.85%	3.27%
LVIP MFS International Growth Standard Class
	2014		0.10%	0.90%	9.15	13.70	29,976	373,101	-5.90%	-5.14%	1.20%
	2013		0.10%	0.90%	9.65	14.45	21,986	281,613	12.72%	13.50%	0.97%
	2012		0.10%	0.90%	8.50	12.74	15,310	168,047	18.31%	19.28%	0.81%
	2011		0.10%	0.90%	7.13	10.69	15,663	136,856	-10.72%	-9.96%	3.06%
	2010		0.10%	0.90%	8.56	8.69	13,497	122,524	12.09%	12.54%	0.82%
LVIP MFS Value Standard Class
	2014		0.10%	0.60%	14.97	20.78	86,766	1,651,765	9.84%	10.40%	2.51%
	2013		0.10%	0.60%	13.63	18.83	78,356	1,336,527	35.15%	35.82%	1.88%
	2012		0.10%	0.60%	10.08	13.87	63,677	787,134	15.63%	16.22%	1.61%
	2011		0.10%	0.60%	8.72	11.94	37,096	368,573	-0.70%	-0.20%	1.74%
	2010		0.10%	0.60%	8.78	9.25	21,601	203,762	10.92%	11.47%	1.55%
LVIP Mid-Cap Value Standard Class
	2014		0.10%	0.90%	13.95	22.25	15,676	298,475	7.32%	8.18%	0.36%
	2013		0.10%	0.90%	13.00	20.57	10,030	163,003	32.95%	34.02%	0.23%
	2012		0.10%	0.90%	9.78	15.36	8,296	90,333	23.01%	23.99%	0.43%
	2011		0.10%	0.90%	7.95	12.39	3,481	32,025	-10.14%	-9.41%	0.00%
	2010		0.10%	0.90%	8.85	11.13	2,752	25,905	22.78%	23.78%	0.30%
LVIP Mondrian International Value Standard Class
	2014		0.10%	0.90%	9.51	25.36	58,661	837,738	-3.42%	-2.54%	4.17%
	2013		0.10%	0.90%	9.81	26.22	47,492	793,013	20.69%	21.84%	2.55%
	2012		0.10%	0.90%	8.10	21.68	48,115	672,952	8.63%	9.67%	2.88%
	2011		0.10%	0.90%	7.44	19.93	46,332	617,346	-5.07%	-4.31%	3.19%
	2010		0.10%	0.90%	7.81	20.96	41,727	598,401	1.52%	1.97%	3.45%
LVIP Money Market Standard Class
	2014		0.15%	0.90%	9.73	11.08	326,046	3,309,008	-0.87%	-0.12%	0.03%
	2013		0.10%	0.90%	9.78	11.14	759,105	7,792,362	-0.87%	-0.08%	0.02%
	2012		0.10%	0.90%	9.87	11.19	688,615	7,230,080	-0.87%	-0.07%	0.03%
	2011		0.10%	0.90%	9.95	12.27	540,846	5,787,277	-0.87%	-0.07%	0.03%
	2010		0.10%	0.90%	9.99	12.37	442,354	4,881,701	-0.85%	-0.05%	0.05%
LVIP SSgA Bond Index Standard Class
	2014		0.10%	0.90%	11.66	13.08	27,542	336,513	4.80%	5.64%	1.58%
	2013		0.10%	0.90%	11.09	12.38	34,503	404,279	-3.45%	-2.67%	2.12%
	2012		0.10%	0.90%	11.45	12.72	31,797	387,017	2.91%	3.75%	3.31%
	2011		0.10%	0.90%	11.51	12.26	15,707	188,183	6.42%	7.29%	4.22%
	2010		0.10%	0.90%	11.18	11.42	11,529	129,487	5.00%	5.86%	2.31%

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSgA Conservative Index Allocation Standard Class
	2014		0.15%	0.60%	$12.98	$13.24	10,723	$140,857	4.10%	4.57%	1.73%
	2013		0.15%	0.75%	12.41	12.66	13,816	173,444	6.00%	6.64%	1.01%
	2012	3/20/12	0.15%	0.75%	11.70	11.87	26,773	315,182	0.64%	4.27%	2.29%
LVIP SSgA Conservative Structured Allocation Standard Class
	2014		0.15%	0.60%	12.98	13.22	440	5,741	4.90%	5.28%	2.81%
	2013		0.15%	0.60%	12.38	12.38	321	3,993	6.43%	6.43%	2.84%
	2012	5/14/12	0.60%	0.60%	11.63	11.63	90	1,047	5.67%	5.67%	5.10%
LVIP SSgA Developed International 150 Standard Class
	2014		0.15%	0.60%	10.00	14.61	5,699	66,517	0.31%	0.76%	4.60%
	2013		0.15%	0.60%	9.97	13.38	2,470	29,741	19.59%	20.11%	3.08%
	2012		0.15%	0.75%	8.28	11.19	1,941	18,024	12.80%	13.45%	1.12%
	2011		0.15%	0.75%	7.34	9.70	6,099	46,128	-12.76%	-12.28%	2.47%
	2010		0.15%	0.75%	8.45	8.45	5,284	45,780	6.62%	6.62%	1.41%
LVIP SSgA Emerging Markets 100 Standard Class
	2014		0.10%	0.90%	8.62	13.56	18,356	219,697	-4.23%	-3.37%	3.12%
	2013		0.10%	0.90%	8.95	14.03	16,403	202,655	-3.70%	-2.69%	2.59%
	2012		0.10%	0.90%	12.38	14.42	10,525	143,247	11.64%	12.54%	2.26%
	2011		0.10%	0.90%	12.44	12.81	13,559	169,301	-15.70%	-14.89%	2.62%
	2010		0.10%	0.90%	14.81	15.06	9,313	138,053	26.82%	27.64%	1.41%
LVIP SSgA Global Tactical Allocation RPM Standard Class
	2014		0.15%	0.90%	13.85	15.10	67,486	1,009,368	3.04%	3.82%	2.46%
	2013		0.15%	0.90%	13.40	14.60	54,350	785,002	8.94%	9.64%	1.68%
	2012		0.15%	0.90%	12.26	13.36	79,438	1,055,708	10.15%	10.98%	3.65%
	2011		0.15%	0.90%	11.77	12.08	64,442	773,158	-0.66%	0.07%	1.35%
	2010		0.15%	0.90%	11.84	12.11	52,313	633,412	7.76%	8.19%	1.10%
LVIP SSgA International Index Standard Class
	2014		0.15%	0.90%	8.85	13.43	5,236	63,490	-6.68%	-5.98%	2.95%
	2013		0.15%	0.90%	9.49	14.13	4,436	56,920	19.90%	20.80%	2.80%
	2012		0.15%	0.90%	7.91	11.69	1,794	18,075	17.07%	17.95%	1.90%
	2011		0.15%	0.90%	6.76	9.91	1,781	15,357	-13.16%	-12.51%	1.65%
	2010		0.15%	0.90%	7.78	7.84	1,217	11,689	6.08%	6.41%	2.38%
LVIP SSgA Large Cap 100 Standard Class
	2014		0.15%	0.90%	16.46	23.99	18,899	438,718	15.74%	16.55%	2.62%
	2013		0.15%	0.90%	15.08	20.58	18,919	371,747	34.63%	35.65%	2.55%
	2012		0.15%	0.90%	11.20	15.17	16,066	233,869	11.22%	12.05%	2.70%
	2011		0.15%	0.90%	10.07	13.54	6,891	72,442	1.42%	2.19%	1.70%
	2010		0.15%	0.90%	9.93	10.01	6,334	63,404	18.12%	18.48%	1.75%
LVIP SSgA Moderate Index Allocation Standard Class
	2014		0.15%	0.60%	12.43	14.27	29,389	411,967	3.79%	4.26%	2.21%
	2013		0.15%	0.60%	13.48	13.69	23,889	322,530	11.79%	12.30%	2.68%
	2012		0.15%	0.75%	12.19	12.19	8,158	98,667	11.54%	11.54%	3.52%
	2011	3/30/11	0.15%	0.15%	10.93	10.93	2,109	23,054	-3.41%	-3.41%	0.45%
LVIP SSgA Moderate Structured Allocation Standard Class
	2014		0.15%	0.60%	12.48	14.27	44,852	635,077	4.93%	5.40%	3.05%
	2013		0.15%	0.60%	13.33	13.54	35,752	480,362	12.13%	12.64%	3.05%
	2012		0.15%	0.75%	11.89	12.02	22,564	270,328	9.88%	10.37%	5.06%
	2011	3/29/11	0.15%	0.60%	10.82	10.89	13,080	142,307	-5.32%	-2.61%	0.34%
LVIP SSgA Moderately Aggressive Index Allocation Standard Class
	2014		0.15%	0.60%	12.53	14.59	16,473	235,907	3.39%	3.85%	2.36%
	2013		0.15%	0.60%	13.83	14.05	13,526	187,501	14.12%	14.64%	2.03%
	2012		0.15%	0.75%	12.25	12.25	7,156	87,279	12.69%	12.69%	3.32%
	2011	8/2/11	0.15%	0.15%	10.87	10.87	3,177	34,544	-3.54%	-3.54%	0.09%
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class
	2014		0.15%	0.60%	12.54	14.82	70,868	1,036,692	4.65%	5.12%	4.19%
	2013		0.15%	0.60%	13.89	14.10	34,584	482,142	14.46%	14.98%	7.48%
	2012		0.15%	0.75%	12.13	12.27	2,084	25,460	10.72%	11.21%	5.67%
	2011	6/1/11	0.15%	0.60%	10.96	11.03	918	10,097	-6.14%	0.19%	0.37%

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSgA S&P 500 Index Standard Class
	2014		0.15%	0.90%	$14.89	$21.97	90,332	$1,748,944	12.41%	13.26%	2.12%
	2013		0.15%	0.90%	13.21	19.39	81,066	1,374,731	30.82%	31.80%	2.05%
	2012		0.15%	0.90%	10.07	14.71	53,944	676,593	14.61%	15.47%	1.16%
	2011		0.15%	0.90%	8.76	12.74	37,945	386,401	0.94%	1.70%	1.04%
	2010		0.15%	0.90%	8.65	10.69	25,283	259,480	13.70%	14.16%	1.53%
LVIP SSgA Small-Cap Index Standard Class
	2014		0.15%	0.90%	14.48	21.68	15,351	267,671	3.74%	4.52%	0.94%
	2013		0.15%	0.90%	13.96	20.74	12,986	211,634	36.68%	37.70%	0.88%
	2012		0.15%	0.90%	10.21	15.06	9,077	96,282	14.86%	15.80%	0.67%
	2011		0.15%	0.90%	8.89	13.01	11,935	107,921	-5.42%	-4.55%	0.33%
	2010		0.15%	0.90%	9.40	9.54	11,891	113,278	25.05%	25.56%	0.60%
LVIP SSgA Small-Mid Cap 200 Standard Class
	2014		0.15%	0.90%	15.90	22.20	11,816	221,271	3.67%	4.14%	4.08%
	2013		0.15%	0.60%	18.49	21.32	8,062	161,686	33.68%	34.29%	4.84%
	2012		0.15%	0.75%	13.83	15.88	2,419	36,590	13.11%	13.66%	2.60%
	2011		0.15%	0.60%	12.33	13.97	2,674	36,130	-2.80%	-2.36%	1.75%
	2010		0.15%	0.60%	12.68	12.75	2,548	35,295	26.93%	27.36%	3.00%
LVIP T. Rowe Price Growth Stock Standard Class
	2014		0.15%	0.90%	16.01	23.07	24,956	468,180	7.74%	8.55%	0.00%
	2013		0.15%	0.90%	14.86	21.25	21,106	372,054	37.80%	38.84%	0.00%
	2012		0.15%	0.90%	10.78	15.31	20,907	267,443	17.25%	18.13%	0.00%
	2011		0.15%	0.90%	9.19	12.96	8,594	88,543	-2.56%	-1.80%	0.00%
	2010		0.15%	0.90%	9.54	9.58	3,593	36,187	16.03%	16.15%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class
	2014		0.15%	0.90%	16.16	26.53	10,398	237,704	10.63%	11.42%	0.13%
	2013		0.15%	0.90%	15.84	30.06	26,269	576,533	33.82%	34.59%	0.00%
	2012		0.15%	0.90%	11.82	22.46	20,273	342,524	15.34%	16.20%	0.00%
	2011		0.15%	0.90%	10.23	19.46	15,610	225,631	-4.71%	-3.91%	0.00%
	2010		0.15%	0.90%	10.70	20.40	12,484	190,521	27.22%	27.73%	0.00%
LVIP Templeton Growth RPM Standard Class
	2014		0.15%	0.90%	10.86	15.82	12,856	160,402	-2.86%	-2.14%	1.62%
	2013		0.15%	0.90%	11.18	16.17	10,358	128,180	18.89%	19.77%	1.54%
	2012		0.15%	0.90%	9.41	13.50	7,776	75,482	20.32%	21.08%	2.05%
	2011		0.15%	0.90%	7.82	11.15	7,759	62,376	-4.02%	-3.23%	1.93%
	2010		0.15%	0.90%	8.15	8.26	8,926	74,352	5.61%	6.04%	1.99%
LVIP UBS Large Cap Growth RPM Standard Class
	2014		0.10%	0.90%	13.30	20.70	13,605	237,627	4.40%	5.22%	0.00%
	2013		0.10%	0.90%	12.64	19.83	13,895	231,003	24.37%	25.38%	0.00%
	2012		0.10%	0.90%	10.08	16.93	13,719	182,286	15.35%	16.23%	0.00%
	2011		0.10%	0.90%	8.68	14.65	12,429	141,995	-6.53%	-5.83%	0.24%
	2010		0.10%	0.90%	6.74	15.65	11,363	133,639	10.35%	11.16%	0.80%
LVIP Vanguard Domestic Equity ETF Standard Class
	2014		0.15%	0.60%	15.61	15.87	4,938	77,520	11.54%	12.03%	2.29%
	2013		0.15%	0.60%	14.00	14.00	3,534	49,472	29.74%	29.74%	1.95%
	2012	2/16/12	0.60%	0.60%	10.79	10.79	899	9,699	5.45%	5.45%	2.00%
LVIP Vanguard International Equity ETF Standard Class
	2014		0.15%	0.60%	10.78	10.96	15,408	167,805	-5.21%	-4.79%	2.15%
	2013		0.15%	0.60%	11.38	11.51	12,864	146,471	14.06%	14.55%	3.04%
	2012		0.15%	0.60%	9.98	9.98	981	9,791	18.64%	18.64%	6.53%
	2011	8/24/11	0.60%	0.60%	8.41	8.41	166	1,400	-5.53%	-5.53%	0.00%
M Capital Appreciation
	2014		0.50%	0.50%	28.62	28.62	159	4,542	11.85%	11.85%	0.00%
	2013		0.50%	0.50%	25.59	25.59	140	3,579	38.48%	38.48%	0.00%
	2012		0.50%	0.50%	18.48	18.48	143	2,650	16.84%	16.84%	0.36%
	2011		0.50%	0.50%	15.81	15.81	118	1,867	-7.68%	-7.68%	0.00%
	2010		0.50%	0.50%	17.13	17.13	95	1,632	26.43%	26.43%	0.17%

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
M International Equity
	2014		0.50%	0.50%	$13.52	$13.52	441	$5,960	-7.51%	-7.51%	2.53%
	2013		0.50%	0.50%	14.61	14.61	353	5,160	15.75%	15.75%	2.50%
	2012		0.50%	0.50%	12.62	12.62	318	4,017	20.09%	20.09%	2.29%
	2011		0.50%	0.50%	10.51	10.51	258	2,709	-13.99%	-13.99%	3.77%
	2010		0.50%	0.50%	12.22	12.22	174	2,130	4.03%	4.03%	3.86%
M Large Cap Growth
	2014		0.50%	0.50%	22.97	22.97	383	8,798	9.66%	9.66%	0.04%
	2013		0.50%	0.50%	20.95	20.95	357	7,485	35.49%	35.49%	0.56%
	2012		0.50%	0.50%	15.46	15.46	323	4,996	18.72%	18.72%	0.04%
	2011		0.50%	0.50%	13.02	13.02	283	3,687	-1.29%	-1.29%	0.00%
	2010		0.50%	0.50%	13.19	13.19	230	3,035	22.46%	22.46%	0.26%
M Large Cap Value
	2014		0.50%	0.50%	18.85	18.85	458	8,636	9.13%	9.13%	1.26%
	2013		0.50%	0.50%	17.28	17.28	420	7,265	33.56%	33.56%	2.72%
	2012		0.50%	0.50%	12.93	12.93	394	5,093	16.71%	16.71%	0.74%
	2011		0.50%	0.50%	11.08	11.08	343	3,803	-4.58%	-4.58%	0.33%
	2010		0.50%	0.50%	11.61	11.61	267	3,103	8.74%	8.74%	0.53%
MFS VIT Core Equity Initial Class
	2014		0.35%	0.35%	16.07	19.33	433	7,034	10.85%	10.89%	0.92%
	2013		0.35%	0.75%	14.49	17.44	248	4,493	34.10%	34.13%	1.31%
	2012		0.35%	0.35%	13.00	13.00	160	1,739	15.82%	15.82%	1.04%
	2011		0.35%	0.75%	11.23	16.12	337	5,012	-1.84%	-1.37%	0.76%
	2010		0.35%	0.75%	12.59	16.40	1,103	17,662	16.34%	16.37%	1.00%
MFS VIT Growth Initial Class
	2014		0.10%	0.90%	16.04	29.77	41,647	825,782	7.97%	8.83%	0.10%
	2013		0.10%	0.90%	15.22	29.87	42,297	814,730	35.63%	36.77%	0.23%
	2012		0.10%	0.90%	11.23	21.99	48,165	645,320	16.33%	17.26%	0.00%
	2011		0.10%	0.90%	6.35	18.88	48,964	543,039	-1.22%	-0.47%	0.20%
	2010		0.10%	0.90%	6.41	19.08	55,505	539,206	14.30%	15.16%	0.12%
MFS VIT Total Return Initial Class
	2014		0.10%	0.90%	13.76	20.35	86,867	1,402,374	7.53%	8.34%	1.82%
	2013		0.10%	0.90%	12.72	19.79	87,737	1,360,335	17.98%	18.87%	1.75%
	2012		0.10%	0.90%	10.80	16.75	89,258	1,173,837	10.26%	11.09%	2.62%
	2011		0.10%	0.90%	9.76	15.73	97,777	1,216,199	0.86%	1.62%	2.61%
	2010		0.10%	0.90%	9.65	15.58	96,405	1,242,437	8.94%	9.75%	2.59%
MFS VIT Utilities Initial Class
	2014		0.10%	0.90%	14.74	52.56	62,555	1,435,358	11.72%	12.66%	2.13%
	2013		0.10%	0.90%	13.12	46.98	58,115	1,226,719	19.44%	20.42%	2.32%
	2012		0.10%	0.90%	11.14	39.27	51,803	916,299	12.47%	13.42%	5.73%
	2011		0.10%	0.90%	9.82	34.87	92,356	1,421,990	5.83%	6.69%	3.25%
	2010		0.10%	0.90%	9.20	32.90	68,744	1,366,816	12.79%	13.65%	3.17%
NB AMT Large Cap Value I Class
	2014		0.35%	0.35%	16.64	16.64	9,808	163,208	9.47%	9.47%	0.75%
	2013		0.35%	0.35%	15.20	15.20	10,064	152,974	30.68%	30.68%	1.17%
	2012		0.35%	0.35%	11.63	11.63	10,587	123,153	16.19%	16.19%	0.43%
	2011		0.35%	0.35%	10.01	10.01	10,920	109,326	-11.67%	-11.67%	0.00%
	2010		0.35%	0.75%	13.10	13.10	9,857	124,964	14.80%	14.80%	0.69%
NB AMT Mid Cap Growth I Class
	2014		0.20%	0.90%	14.71	32.29	49,554	1,034,605	6.62%	7.21%	0.00%
	2013		0.35%	0.90%	13.72	30.24	79,307	1,434,486	31.42%	32.15%	0.00%
	2012		0.35%	0.90%	10.41	22.97	69,885	1,180,974	11.41%	12.02%	0.00%
	2011		0.35%	0.90%	8.34	20.59	77,785	1,229,619	-0.43%	0.12%	0.00%
	2010		0.35%	0.90%	8.36	20.65	83,971	1,274,162	27.94%	28.58%	0.00%
NB AMT Mid Cap Intrinsic Value I Class
	2014		0.20%	0.90%	15.58	31.51	27,395	456,247	12.81%	13.44%	1.07%
	2013		0.35%	0.90%	17.03	29.59	19,938	410,247	35.80%	36.57%	1.18%
	2012		0.35%	0.90%	12.47	21.76	20,125	329,722	14.49%	15.12%	0.62%
	2011		0.35%	0.90%	10.83	18.97	20,337	290,620	-7.38%	-6.83%	0.67%
	2010		0.35%	0.90%	12.93	20.44	19,099	300,796	25.04%	25.55%	0.74%

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
PIMCO VIT CommodityRealReturn Strategy Administrative Class
	2014		0.10%	0.90%	$7.28	$10.61	70,860	$669,363	-19.16%	-18.51%	0.36%
	2013		0.10%	0.90%	10.27	13.01	64,120	749,501	-15.46%	-14.77%	1.53%
	2012		0.10%	0.90%	12.11	15.27	36,367	506,945	4.45%	5.30%	2.82%
	2011		0.10%	0.90%	12.99	14.50	21,856	301,643	-8.39%	-7.65%	14.15%
	2010		0.10%	0.90%	15.50	15.57	7,345	112,882	23.41%	23.78%	16.33%
Putnam VT Global Health Care Class IB
	2014		0.35%	0.90%	18.88	29.35	6,335	141,590	26.50%	27.20%	0.23%
	2013		0.35%	0.90%	14.84	23.20	5,758	102,144	40.40%	41.17%	1.08%
	2012		0.35%	0.90%	12.69	16.52	5,700	71,972	21.17%	21.84%	1.25%
	2011		0.35%	0.90%	11.32	13.64	5,032	60,424	-2.06%	-1.92%	0.82%
	2010		0.75%	0.90%	11.56	13.92	4,583	58,040	1.55%	1.70%	1.99%
Putnam VT Growth & Income Class IB
	2014		0.35%	0.90%	15.98	19.11	1,685	27,715	9.74%	10.35%	1.31%
	2013		0.35%	0.90%	14.48	17.42	1,708	25,489	34.46%	35.20%	1.61%
	2012		0.35%	0.90%	12.60	12.95	1,727	19,070	18.07%	18.72%	1.68%
	2011		0.35%	0.90%	10.61	11.15	1,462	16,262	-5.48%	-4.97%	1.23%
	2010		0.35%	0.90%	11.61	11.78	1,483	17,427	13.35%	13.52%	1.52%
Templeton Foreign VIP Class 1
	2014		0.55%	0.55%	13.54	13.54	18,931	256,305	-11.38%	-11.38%	2.08%
	2013		0.55%	0.55%	15.28	15.28	18,950	289,503	22.60%	22.60%	2.53%
	2012		0.55%	0.80%	12.46	15.89	19,243	239,887	17.66%	17.95%	3.02%
	2011		0.55%	0.80%	13.51	13.51	21,299	251,068	-11.16%	-11.16%	1.95%
	2010		0.80%	0.80%	15.21	15.21	18,664	283,818	7.81%	7.81%	2.09%
Templeton Foreign VIP Class 2
	2014		0.35%	0.90%	13.50	15.88	8,665	117,921	-11.93%	-11.44%	1.84%
	2013		0.35%	0.90%	15.24	18.03	8,365	128,583	21.86%	22.54%	2.41%
	2012		0.35%	0.90%	12.44	14.80	9,606	120,369	17.17%	17.82%	3.01%
	2011		0.35%	0.90%	10.56	12.63	9,594	102,092	-11.44%	-10.95%	1.73%
	2010		0.35%	0.90%	13.15	14.26	8,772	115,250	7.43%	7.60%	1.86%
Templeton Global Bond VIP Class 1
	2014		0.15%	0.90%	11.35	20.74	45,194	873,353	1.21%	1.83%	5.12%
	2013		0.35%	0.90%	11.14	20.41	42,037	840,754	0.98%	1.57%	4.70%
	2012		0.35%	0.90%	16.94	20.13	44,046	871,651	14.28%	14.74%	6.40%
	2011		0.50%	0.90%	14.78	17.54	43,275	748,123	-1.50%	-1.10%	5.63%
	2010		0.50%	0.90%	14.96	17.74	44,351	777,164	13.68%	14.15%	1.54%
Templeton Growth VIP Class 1
	2014		0.20%	0.90%	13.15	20.32	24,218	391,566	-3.41%	-2.87%	1.59%
	2013		0.35%	0.90%	13.54	23.55	23,789	421,760	29.87%	30.59%	2.89%
	2012		0.35%	0.90%	12.44	18.11	24,484	341,147	20.31%	20.79%	2.29%
	2011		0.50%	0.90%	10.30	15.03	26,245	311,325	-7.63%	-7.26%	1.56%
	2010		0.50%	0.90%	11.10	16.25	23,783	310,975	6.77%	7.29%	1.66%
Templeton Growth VIP Class 2
	2014		0.35%	0.90%	16.07	17.15	2,302	37,061	-3.68%	-3.15%	1.50%
	2013		0.35%	0.90%	16.60	17.81	3,180	52,869	29.64%	30.36%	2.69%
	2012		0.35%	0.90%	12.73	13.74	4,768	60,749	19.98%	20.64%	2.02%
	2011		0.35%	0.90%	10.55	11.81	4,840	51,377	-7.81%	-7.30%	1.32%
	2010		0.35%	0.90%	12.42	12.80	4,398	55,150	6.44%	6.59%	1.32%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2014:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
ABVPSF Global Thematic Growth Class A	$146,370	$731,557
ABVPSF Growth and Income Class A	90,902	510,435
ABVPSF International Value Class A	110,244	239,692
ABVPSF Large Cap Growth Class A	5,254	27,772
ABVPSF Small/Mid Cap Value Class A	288,968	73,858
American Century VP Inflation Protection Class I	140,150	51,501
American Funds Global Growth Class 2	409,390	398,167
American Funds Global Small Capitalization Class 2	317,018	815,273
American Funds Growth Class 2	820,388	1,228,018
American Funds Growth-Income Class 2	1,845,272	534,868
American Funds International Class 2	590,988	747,926
BlackRock Global Allocation V.I. Class I	949,944	238,341
ClearBridge Variable Mid Cap Core Class I	3,391	3,080
Delaware VIP Diversified Income Standard Class	377,203	169,397
Delaware VIP Emerging Markets Standard Class	359,373	801,090
Delaware VIP High Yield Standard Class	179,271	102,396
Delaware VIP Limited-Term Diversified Income Standard Class	260,063	47,376
Delaware VIP REIT Standard Class	179,466	235,584
Delaware VIP Small Cap Value Standard Class	314,519	173,216
Delaware VIP Smid Cap Growth Standard Class	228,163	162,318
Delaware VIP U.S. Growth Standard Class	259,677	60,706
Delaware VIP Value Standard Class	158,803	158,732
Deutsche Alternative Asset Allocation VIP Class A	124,880	19,156
Deutsche Equity 500 Index VIP Class A	502,363	519,963
Deutsche Small Cap Index VIP Class A	163,079	424,770
Fidelity VIP Asset Manager Initial Class	12,361	28,199
Fidelity VIP Contrafund Service Class	554,418	341,543
Fidelity VIP Equity-Income Initial Class	32,959	28,807
Fidelity VIP Equity-Income Service Class	32,770	10,839
Fidelity VIP Growth Service Class	151,332	111,324
Fidelity VIP Growth Opportunities Service Class	13,122	16,970
Fidelity VIP High Income Service Class	11,497	5,187
Fidelity VIP Investment Grade Bond Initial Class	16,696	42,745
Fidelity VIP Mid Cap Service Class	212,194	59,459
Fidelity VIP Overseas Service Class	61,273	10,210
Franklin Income VIP Class 1	2,506,232	174,804
Franklin Mutual Shares VIP Class 1	263,907	96,261
Franklin Small-Mid Cap Growth VIP Class 1	142,515	53,403
Invesco V.I. American Franchise Series I	51,620	73,575

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Invesco V.I. Core Equity Series I	$61,321	$92,961
Invesco V.I. Diversified Income Series I	10,046	25,882
Invesco V.I. International Growth Series I	35,542	397,610
Janus Aspen Balanced Institutional Class	16,322	10,032
Janus Aspen Balanced Service Class	45,406	44,926
Janus Aspen Enterprise Service Class	12,260	12,993
Janus Aspen Global Research Institutional Class	38,777	29,929
Janus Aspen Global Research Service Class	4,851	8,873
Janus Aspen Global Technology Service Class	1,577	3,492
LVIP Baron Growth Opportunities Standard Class	15,332	12,801
LVIP Baron Growth Opportunities Service Class	195,013	208,124
LVIP BlackRock Emerging Markets RPM Standard Class	118,204	13,168
LVIP BlackRock Equity Dividend RPM Standard Class	151,618	205,660
LVIP BlackRock Inflation Protected Bond Standard Class	142,554	156,734
LVIP Capital Growth Standard Class	110,645	28,675
LVIP Clarion Global Real Estate Standard Class	80,421	88,661
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	4,778	1,207
LVIP Delaware Bond Standard Class	670,571	158,627
LVIP Delaware Diversified Floating Rate Standard Class	246,043	23,858
LVIP Delaware Foundation Aggressive Allocation Standard Class	44,301	488,160
LVIP Delaware Growth and Income Standard Class	46,774	72,878
LVIP Delaware Social Awareness Standard Class	53,346	41,350
LVIP Delaware Special Opportunities Standard Class	200,688	40,175
LVIP Dimensional Non-U.S. Equity RPM Standard Class	139,600	56,935
LVIP Dimensional U.S. Equity RPM Standard Class	208,531	84,152
LVIP Dimensional/Vanguard Total Bond Standard Class	113,136	37,999
LVIP Global Income Standard Class	168,752	197,000
LVIP JPMorgan High Yield Standard Class	622,664	38,889
LVIP JPMorgan Mid Cap Value RPM Standard Class	65,580	20,378
LVIP Managed Risk Profile 2020 Standard Class	3,093	48,437
LVIP Managed Risk Profile 2030 Standard Class	14,536	33,465
LVIP Managed Risk Profile 2040 Standard Class	74,798	43,464
LVIP Managed Risk Profile Conservative Standard Class	1,251,252	18,517
LVIP Managed Risk Profile Growth Standard Class	698,039	178,968
LVIP Managed Risk Profile Moderate Standard Class	715,063	246,269
LVIP MFS International Growth Standard Class	127,052	12,428
LVIP MFS Value Standard Class	297,874	105,127
LVIP Mid-Cap Value Standard Class	144,480	24,624
LVIP Mondrian International Value Standard Class	154,034	53,587
LVIP Money Market Standard Class	1,043,960	5,527,373
LVIP SSgA Bond Index Standard Class	37,805	121,923
LVIP SSgA Conservative Index Allocation Standard Class	3,625	39,232
LVIP SSgA Conservative Structured Allocation Standard Class	2,050	352
LVIP SSgA Developed International 150 Standard Class	52,670	11,909
LVIP SSgA Emerging Markets 100 Standard Class	55,041	24,017
LVIP SSgA Global Tactical Allocation RPM Standard Class	246,355	32,766
LVIP SSgA International Index Standard Class	22,555	10,363
LVIP SSgA Large Cap 100 Standard Class	98,151	66,832
LVIP SSgA Moderate Index Allocation Standard Class	114,837	31,763
LVIP SSgA Moderate Structured Allocation Standard Class	212,248	64,768
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	70,942	24,343
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	602,318	33,821
LVIP SSgA S&P 500 Index Standard Class	368,722	140,894
LVIP SSgA Small-Cap Index Standard Class	98,532	45,826
LVIP SSgA Small-Mid Cap 200 Standard Class	83,390	18,033
LVIP T. Rowe Price Growth Stock Standard Class	103,310	42,552
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	59,256	417,378
LVIP Templeton Growth RPM Standard Class	46,098	7,585
LVIP UBS Large Cap Growth RPM Standard Class	13,954	19,757
LVIP Vanguard Domestic Equity ETF Standard Class	44,649	21,702
LVIP Vanguard International Equity ETF Standard Class	47,954	14,281

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
M Capital Appreciation	$1,191	$272
M International Equity	1,582	177
M Large Cap Growth	2,428	864
M Large Cap Value	2,176	508
MFS VIT Core Equity Initial Class	2,234	266
MFS VIT Growth Initial Class	157,684	161,534
MFS VIT Total Return Initial Class	212,801	222,022
MFS VIT Utilities Initial Class	263,398	129,625
NB AMT Large Cap Value I Class	2,965	6,300
NB AMT Mid Cap Growth I Class	465,800	517,364
NB AMT Mid Cap Intrinsic Value I Class	36,190	30,116
PIMCO VIT CommodityRealReturn Strategy Administrative Class	284,705	230,549
Putnam VT Global Health Care Class IB	26,757	5,923
Putnam VT Growth & Income Class IB	429	565
Templeton Foreign VIP Class 1	30,640	26,328
Templeton Foreign VIP Class 2	17,623	11,806
Templeton Global Bond VIP Class 1	128,694	69,907
Templeton Growth VIP Class 1	34,356	47,245
Templeton Growth VIP Class 2	8,683	23,244

5. Investments

The following is a summary of investments owned at December 31, 2014:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
ABVPSF Global Thematic Growth Class A	26,870	$21.80	$585,755	$473,133
ABVPSF Growth and Income Class A	28,247	30.04	848,538	623,149
ABVPSF International Value Class A	33,618	13.53	454,850	476,377
ABVPSF Large Cap Growth Class A	2,700	48.83	131,818	81,627
ABVPSF Small/Mid Cap Value Class A	58,399	21.95	1,281,871	1,061,374
American Century VP Inflation Protection Class I	74,699	10.43	779,105	816,768
American Funds Global Growth Class 2	70,356	27.30	1,920,723	1,611,373
American Funds Global Small Capitalization Class 2	78,617	25.64	2,015,739	1,676,005
American Funds Growth Class 2	92,419	79.84	7,378,734	5,514,303
American Funds Growth-Income Class 2	147,654	52.41	7,738,572	6,095,445
American Funds International Class 2	197,062	20.29	3,998,383	3,617,147
BlackRock Global Allocation V.I. Class I	182,786	16.23	2,966,613	3,042,623
Delaware VIP Diversified Income Standard Class	176,586	10.84	1,914,191	1,880,472
Delaware VIP Emerging Markets Standard Class	96,982	19.54	1,895,033	1,895,049
Delaware VIP High Yield Standard Class	218,999	5.67	1,241,721	1,268,991
Delaware VIP Limited-Term Diversified Income Standard Class	105,553	9.87	1,041,801	1,053,420
Delaware VIP REIT Standard Class	106,435	15.50	1,649,742	1,272,343
Delaware VIP Small Cap Value Standard Class	55,896	40.23	2,248,703	1,893,668
Delaware VIP Smid Cap Growth Standard Class	47,685	30.20	1,440,101	1,223,072
Delaware VIP U.S. Growth Standard Class	60,875	13.75	837,028	698,191
Delaware VIP Value Standard Class	49,249	29.24	1,440,031	1,002,932
Deutsche Alternative Asset Allocation VIP Class A	19,170	13.88	266,086	262,372
Deutsche Equity 500 Index VIP Class A	145,333	20.41	2,966,251	2,266,476
Deutsche Small Cap Index VIP Class A	46,585	17.32	806,848	671,432
Fidelity VIP Asset Manager Initial Class	10,028	17.15	171,988	153,555
Fidelity VIP Contrafund Service Class	84,824	37.23	3,158,000	2,342,950
Fidelity VIP Equity-Income Initial Class	4,809	24.27	116,714	101,562
Fidelity VIP Equity-Income Service Class	13,519	24.18	326,894	286,735
Fidelity VIP Growth Service Class	15,414	63.32	976,036	653,386
Fidelity VIP Growth Opportunities Service Class	4,415	33.46	147,724	87,200
Fidelity VIP High Income Service Class	13,120	5.49	72,030	73,493
Fidelity VIP Investment Grade Bond Initial Class	12,132	12.79	155,163	158,446
Fidelity VIP Mid Cap Service Class	32,813	37.44	1,228,501	1,062,975
Fidelity VIP Overseas Service Class	17,639	18.63	328,615	291,187

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Franklin Income VIP Class 1	213,039	$16.48	$3,510,881	$3,472,026
Franklin Mutual Shares VIP Class 1	49,977	22.91	1,144,966	927,724
Franklin Small-Mid Cap Growth VIP Class 1	24,132	24.95	602,098	522,538
Invesco V.I. American Franchise Series I	13,449	54.88	738,080	519,297
Invesco V.I. Core Equity Series I	30,263	41.01	1,241,102	885,539
Invesco V.I. Diversified Income Series I	23,080	6.39	147,480	146,009
Invesco V.I. International Growth Series I	4,706	34.87	164,091	138,357
Janus Aspen Balanced Institutional Class	6,166	31.43	193,801	172,638
Janus Aspen Balanced Service Class	10,348	32.97	341,181	295,910
Janus Aspen Enterprise Service Class	2,200	59.26	130,341	80,913
Janus Aspen Global Research Institutional Class	9,674	41.45	400,989	292,676
Janus Aspen Global Research Service Class	1,186	40.77	48,349	33,417
Janus Aspen Global Technology Service Class	1,354	8.56	11,588	7,928
LVIP Baron Growth Opportunities Standard Class	5,126	47.82	245,125	211,883
LVIP Baron Growth Opportunities Service Class	13,655	47.03	642,265	497,033
LVIP BlackRock Emerging Markets RPM Standard Class	19,974	9.35	186,680	200,318
LVIP BlackRock Equity Dividend RPM Standard Class	20,805	17.81	370,437	342,288
LVIP BlackRock Inflation Protected Bond Standard Class	54,817	10.35	567,355	590,777
LVIP Capital Growth Standard Class	11,477	41.89	480,803	350,632
LVIP Clarion Global Real Estate Standard Class	58,899	9.73	573,202	457,709
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	2,080	12.64	26,292	23,038
LVIP Delaware Bond Standard Class	319,269	13.90	4,438,788	4,425,409
LVIP Delaware Diversified Floating Rate Standard Class	54,442	10.06	547,527	553,962
LVIP Delaware Foundation Aggressive Allocation Standard Class	8,612	15.93	137,204	113,568
LVIP Delaware Growth and Income Standard Class	5,007	44.35	222,085	170,756
LVIP Delaware Social Awareness Standard Class	8,034	46.22	371,308	301,034
LVIP Delaware Special Opportunities Standard Class	7,914	41.90	331,636	320,971
LVIP Dimensional Non-U.S. Equity RPM Standard Class	22,481	9.40	211,387	224,775
LVIP Dimensional U.S. Equity RPM Standard Class	28,446	14.16	402,709	371,855
LVIP Dimensional/Vanguard Total Bond Standard Class	29,278	10.52	307,947	308,914
LVIP Global Income Standard Class	42,272	11.56	488,497	491,723
LVIP JPMorgan High Yield Standard Class	93,576	11.08	1,037,015	1,067,867
LVIP JPMorgan Mid Cap Value RPM Standard Class	19,052	15.62	297,630	231,907
LVIP Managed Risk Profile 2020 Standard Class	6,319	12.11	76,527	58,379
LVIP Managed Risk Profile 2030 Standard Class	16,382	12.17	199,438	153,569
LVIP Managed Risk Profile 2040 Standard Class	12,029	11.66	140,210	114,316
LVIP Managed Risk Profile Conservative Standard Class	107,119	13.94	1,493,660	1,482,079
LVIP Managed Risk Profile Growth Standard Class	259,392	13.47	3,495,050	3,104,340
LVIP Managed Risk Profile Moderate Standard Class	255,450	14.11	3,604,140	3,137,216
LVIP MFS International Growth Standard Class	27,248	13.69	373,132	363,543
LVIP MFS Value Standard Class	44,270	37.27	1,649,864	1,215,049
LVIP Mid-Cap Value Standard Class	12,998	22.96	298,477	252,006
LVIP Mondrian International Value Standard Class	49,448	16.94	837,749	836,335
LVIP Money Market Standard Class	330,906	10.00	3,309,059	3,309,060
LVIP SSgA Bond Index Standard Class	29,454	11.43	336,516	336,802
LVIP SSgA Conservative Index Allocation Standard Class	11,489	12.26	140,858	128,189
LVIP SSgA Conservative Structured Allocation Standard Class	483	11.88	5,741	5,604
LVIP SSgA Developed International 150 Standard Class	7,328	9.08	66,518	67,827
LVIP SSgA Emerging Markets 100 Standard Class	23,654	9.29	219,699	241,760
LVIP SSgA Global Tactical Allocation RPM Standard Class	84,263	11.98	1,009,381	927,649
LVIP SSgA International Index Standard Class	7,334	8.66	63,491	63,566
LVIP SSgA Large Cap 100 Standard Class	27,499	15.95	438,721	351,038
LVIP SSgA Moderate Index Allocation Standard Class	31,307	13.16	411,973	389,402
LVIP SSgA Moderate Structured Allocation Standard Class	50,204	12.65	635,082	598,880
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	17,632	13.38	235,910	216,272
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	80,068	12.95	1,036,474	1,037,903
LVIP SSgA S&P 500 Index Standard Class	119,375	14.65	1,748,964	1,346,248
LVIP SSgA Small-Cap Index Standard Class	9,918	26.99	267,675	218,642
LVIP SSgA Small-Mid Cap 200 Standard Class	14,842	14.91	221,273	216,109
LVIP T. Rowe Price Growth Stock Standard Class	15,016	31.18	468,187	334,006
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	10,766	22.08	237,707	189,381

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Templeton Growth RPM Standard Class	4,884	$32.85	$160,404	$145,090
LVIP UBS Large Cap Growth RPM Standard Class	7,632	31.14	237,630	163,554
LVIP Vanguard Domestic Equity ETF Standard Class	5,256	14.75	77,521	67,214
LVIP Vanguard International Equity ETF Standard Class	17,489	9.60	167,808	169,833
M Capital Appreciation	150	30.22	4,542	3,821
M International Equity	499	11.93	5,960	5,843
M Large Cap Growth	367	23.95	8,798	6,811
M Large Cap Value	646	13.36	8,636	7,355
MFS VIT Core Equity Initial Class	270	26.01	7,034	5,943
MFS VIT Growth Initial Class	20,755	39.75	825,037	604,170
MFS VIT Total Return Initial Class	57,688	24.31	1,402,392	1,180,181
MFS VIT Utilities Initial Class	42,267	33.96	1,435,378	1,181,233
NB AMT Large Cap Value I Class	9,958	16.39	163,210	104,161
NB AMT Mid Cap Growth I Class	42,229	24.50	1,034,620	1,032,986
NB AMT Mid Cap Intrinsic Value I Class	25,532	17.87	456,252	397,320
PIMCO VIT CommodityRealReturn Strategy Administrative Class	137,731	4.86	669,371	924,860
Putnam VT Global Health Care Class IB	7,020	20.17	141,592	94,513
Putnam VT Growth & Income Class IB	1,061	26.12	27,715	17,589
Templeton Foreign VIP Class 1	16,709	15.34	256,309	237,522
Templeton Foreign VIP Class 2	7,835	15.05	117,922	111,977
Templeton Global Bond VIP Class 1	47,056	18.56	873,367	848,390
Templeton Growth VIP Class 1	26,369	14.85	391,572	340,202
Templeton Growth VIP Class 2	2,537	14.61	37,061	30,416

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2014, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
ABVPSF Global Thematic Growth Class A	10,279	(50,027)	(39,748)
ABVPSF Growth and Income Class A	5,174	(27,126)	(21,952)
ABVPSF International Value Class A	9,369	(23,621)	(14,252)
ABVPSF Large Cap Growth Class A	322	(1,584)	(1,262)
ABVPSF Small/Mid Cap Value Class A	7,964	(3,670)	4,294
American Century VP Inflation Protection Class I	10,578	(3,458)	7,120
American Funds Global Growth Class 2	13,633	(18,200)	(4,567)
American Funds Global Small Capitalization Class 2	21,497	(37,669)	(16,172)
American Funds Growth Class 2	34,933	(58,684)	(23,751)
American Funds Growth-Income Class 2	91,547	(24,282)	67,265
American Funds International Class 2	51,277	(49,288)	1,989
BlackRock Global Allocation V.I. Class I	43,833	(15,339)	28,494
ClearBridge Variable Mid Cap Core Class I	322	(322)	—
Delaware VIP Diversified Income Standard Class	27,363	(10,650)	16,713
Delaware VIP Emerging Markets Standard Class	27,743	(36,240)	(8,497)
Delaware VIP High Yield Standard Class	8,802	(4,863)	3,939
Delaware VIP Limited-Term Diversified Income Standard Class	21,982	(3,705)	18,277
Delaware VIP REIT Standard Class	12,799	(9,784)	3,015
Delaware VIP Small Cap Value Standard Class	11,409	(7,795)	3,614
Delaware VIP Smid Cap Growth Standard Class	10,406	(7,140)	3,266
Delaware VIP U.S. Growth Standard Class	14,037	(2,902)	11,135
Delaware VIP Value Standard Class	10,007	(7,449)	2,558
Deutsche Alternative Asset Allocation VIP Class A	9,115	(1,425)	7,690
Deutsche Equity 500 Index VIP Class A	33,315	(31,600)	1,715
Deutsche Small Cap Index VIP Class A	10,747	(28,650)	(17,903)
Fidelity VIP Asset Manager Initial Class	84	(1,879)	(1,795)
Fidelity VIP Contrafund Service Class	29,958	(15,638)	14,320
Fidelity VIP Equity-Income Initial Class	1,727	(1,654)	73
Fidelity VIP Equity-Income Service Class	1,866	(501)	1,365
Fidelity VIP Growth Service Class	9,063	(5,529)	3,534

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity VIP Growth Opportunities Service Class	643	(807)	(164)
Fidelity VIP High Income Service Class	397	(349)	48
Fidelity VIP Investment Grade Bond Initial Class	1,153	(3,604)	(2,451)
Fidelity VIP Mid Cap Service Class	9,305	(2,943)	6,362
Fidelity VIP Overseas Service Class	3,755	(672)	3,083
Franklin Income VIP Class 1	140,971	(9,972)	130,999
Franklin Mutual Shares VIP Class 1	13,334	(5,801)	7,533
Franklin Small-Mid Cap Growth VIP Class 1	3,490	(2,459)	1,031
Invesco V.I. American Franchise Series I	3,301	(4,341)	(1,040)
Invesco V.I. Core Equity Series I	2,684	(5,519)	(2,835)
Invesco V.I. Diversified Income Series I	197	(1,953)	(1,756)
Invesco V.I. International Growth Series I	2,889	(31,817)	(28,928)
Janus Aspen Balanced Institutional Class	532	(618)	(86)
Janus Aspen Balanced Service Class	2,194	(2,301)	(107)
Janus Aspen Enterprise Service Class	472	(725)	(253)
Janus Aspen Global Research Institutional Class	2,237	(1,930)	307
Janus Aspen Global Research Service Class	305	(569)	(264)
Janus Aspen Global Technology Service Class	49	(200)	(151)
LVIP Baron Growth Opportunities Standard Class	568	(494)	74
LVIP Baron Growth Opportunities Service Class	9,561	(9,866)	(305)
LVIP BlackRock Emerging Markets RPM Standard Class	12,018	(1,359)	10,659
LVIP BlackRock Equity Dividend RPM Standard Class	8,976	(13,470)	(4,494)
LVIP BlackRock Inflation Protected Bond Standard Class	11,917	(13,429)	(1,512)
LVIP Capital Growth Standard Class	5,626	(1,437)	4,189
LVIP Clarion Global Real Estate Standard Class	5,604	(8,091)	(2,487)
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	359	(84)	275
LVIP Delaware Bond Standard Class	49,855	(9,024)	40,831
LVIP Delaware Diversified Floating Rate Standard Class	22,482	(2,118)	20,364
LVIP Delaware Foundation Aggressive Allocation Standard Class	2,366	(27,021)	(24,655)
LVIP Delaware Growth and Income Standard Class	1,811	(4,000)	(2,189)
LVIP Delaware Social Awareness Standard Class	2,159	(2,257)	(98)
LVIP Delaware Special Opportunities Standard Class	9,302	(2,161)	7,141
LVIP Dimensional Non-U.S. Equity RPM Standard Class	12,176	(4,931)	7,245
LVIP Dimensional U.S. Equity RPM Standard Class	14,313	(5,844)	8,469
LVIP Dimensional/Vanguard Total Bond Standard Class	10,084	(3,495)	6,589
LVIP Global Income Standard Class	13,750	(16,110)	(2,360)
LVIP JPMorgan High Yield Standard Class	41,305	(2,655)	38,650
LVIP JPMorgan Mid Cap Value RPM Standard Class	3,387	(1,174)	2,213
LVIP Managed Risk Profile 2020 Standard Class	128	(3,829)	(3,701)
LVIP Managed Risk Profile 2030 Standard Class	833	(2,559)	(1,726)
LVIP Managed Risk Profile 2040 Standard Class	5,165	(3,300)	1,865
LVIP Managed Risk Profile Conservative Standard Class	71,974	(1,046)	70,928
LVIP Managed Risk Profile Growth Standard Class	40,796	(11,405)	29,391
LVIP Managed Risk Profile Moderate Standard Class	42,352	(16,260)	26,092
LVIP MFS International Growth Standard Class	8,877	(887)	7,990
LVIP MFS Value Standard Class	14,320	(5,910)	8,410
LVIP Mid-Cap Value Standard Class	7,208	(1,562)	5,646
LVIP Mondrian International Value Standard Class	14,196	(3,027)	11,169
LVIP Money Market Standard Class	102,889	(535,948)	(433,059)
LVIP SSgA Bond Index Standard Class	2,714	(9,675)	(6,961)
LVIP SSgA Conservative Index Allocation Standard Class	17	(3,110)	(3,093)
LVIP SSgA Conservative Structured Allocation Standard Class	146	(27)	119
LVIP SSgA Developed International 150 Standard Class	4,276	(1,047)	3,229
LVIP SSgA Emerging Markets 100 Standard Class	3,749	(1,796)	1,953
LVIP SSgA Global Tactical Allocation RPM Standard Class	15,150	(2,014)	13,136
LVIP SSgA International Index Standard Class	1,538	(738)	800
LVIP SSgA Large Cap 100 Standard Class	3,696	(3,716)	(20)
LVIP SSgA Moderate Index Allocation Standard Class	7,680	(2,180)	5,500
LVIP SSgA Moderate Structured Allocation Standard Class	13,638	(4,538)	9,100
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	4,618	(1,671)	2,947
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	38,512	(2,228)	36,284
LVIP SSgA S&P 500 Index Standard Class	17,036	(7,770)	9,266

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSgA Small-Cap Index Standard Class	5,176	(2,811)	2,365
LVIP SSgA Small-Mid Cap 200 Standard Class	4,677	(923)	3,754
LVIP T. Rowe Price Growth Stock Standard Class	6,043	(2,193)	3,850
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	2,177	(18,048)	(15,871)
LVIP Templeton Growth RPM Standard Class	3,044	(546)	2,498
LVIP UBS Large Cap Growth RPM Standard Class	880	(1,170)	(290)
LVIP Vanguard Domestic Equity ETF Standard Class	2,903	(1,499)	1,404
LVIP Vanguard International Equity ETF Standard Class	3,749	(1,205)	2,544
M Capital Appreciation	29	(10)	19
M International Equity	99	(11)	88
M Large Cap Growth	65	(39)	26
M Large Cap Value	65	(27)	38
MFS VIT Core Equity Initial Class	201	(16)	185
MFS VIT Growth Initial Class	6,876	(7,526)	(650)
MFS VIT Total Return Initial Class	12,449	(13,319)	(870)
MFS VIT Utilities Initial Class	10,369	(5,929)	4,440
NB AMT Large Cap Value I Class	110	(366)	(256)
NB AMT Mid Cap Growth I Class	5,827	(35,580)	(29,753)
NB AMT Mid Cap Intrinsic Value I Class	8,470	(1,013)	7,457
PIMCO VIT CommodityRealReturn Strategy Administrative Class	25,171	(18,431)	6,740
Putnam VT Global Health Care Class IB	836	(259)	577
Putnam VT Growth & Income Class IB	5	(28)	(23)
Templeton Foreign VIP Class 1	1,662	(1,681)	(19)
Templeton Foreign VIP Class 2	1,073	(773)	300
Templeton Global Bond VIP Class 1	6,321	(3,164)	3,157
Templeton Growth VIP Class 1	3,158	(2,729)	429
Templeton Growth VIP Class 2	491	(1,369)	(878)

The change in units outstanding for the year ended December 31, 2013, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
ABVPSF Global Thematic Growth Class A	16,428	(2,020)	14,408
ABVPSF Growth and Income Class A	12,939	(4,291)	8,648
ABVPSF International Value Class A	7,515	(5,565)	1,950
ABVPSF Large Cap Growth Class A	798	(2,045)	(1,247)
ABVPSF Small/Mid Cap Value Class A	9,908	(7,467)	2,441
American Century VP Inflation Protection Class I	15,564	(15,724)	(160)
American Funds Global Growth Class 2	13,644	(6,331)	7,313
American Funds Global Small Capitalization Class 2	16,702	(4,375)	12,327
American Funds Growth Class 2	48,317	(28,148)	20,169
American Funds Growth-Income Class 2	34,236	(27,091)	7,145
American Funds International Class 2	52,017	(19,878)	32,139
BlackRock Global Allocation V.I. Class I	46,666	(14,516)	32,150
Delaware VIP Diversified Income Standard Class	34,553	(27,201)	7,352
Delaware VIP Emerging Markets Standard Class	21,390	(12,727)	8,663
Delaware VIP High Yield Standard Class	10,140	(7,960)	2,180
Delaware VIP Limited-Term Diversified Income Standard Class	25,398	(1,525)	23,873
Delaware VIP REIT Standard Class	18,344	(9,637)	8,707
Delaware VIP Small Cap Value Standard Class	21,235	(9,453)	11,782
Delaware VIP Smid Cap Growth Standard Class	11,813	(9,117)	2,696
Delaware VIP U.S. Growth Standard Class	13,046	(5,860)	7,186
Delaware VIP Value Standard Class	11,689	(9,069)	2,620
Deutsche Alternative Asset Allocation VIP Class A	9,960	(453)	9,507
Deutsche Equity 500 Index VIP Class A	12,114	(9,032)	3,082
Deutsche Small Cap Index VIP Class A	16,002	(9,278)	6,724
Fidelity VIP Asset Manager Initial Class	92	(1,996)	(1,904)
Fidelity VIP Contrafund Service Class	22,142	(20,701)	1,441
Fidelity VIP Equity-Income Initial Class	755	(3,227)	(2,472)
Fidelity VIP Equity-Income Service Class	1,725	(861)	864
Fidelity VIP Growth Service Class	7,660	(5,833)	1,827

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity VIP Growth Opportunities Service Class	566	(622)	(56)
Fidelity VIP High Income Service Class	485	(771)	(286)
Fidelity VIP Investment Grade Bond Initial Class	886	(2,483)	(1,597)
Fidelity VIP Mid Cap Service Class	8,942	(3,933)	5,009
Fidelity VIP Overseas Service Class	2,634	(6,047)	(3,413)
Franklin Income VIP Class 1	23,736	(9,127)	14,609
Franklin Mutual Shares VIP Class 1	11,035	(3,143)	7,892
Franklin Small-Mid Cap Growth VIP Class 1	2,631	(4,608)	(1,977)
Invesco V.I. American Franchise Series I	2,776	(5,227)	(2,451)
Invesco V.I. Core Equity Series I	9,049	(16,019)	(6,970)
Invesco V.I. Diversified Income Series I	221	(2,048)	(1,827)
Invesco V.I. International Growth Series I	18,604	(2,008)	16,596
Janus Aspen Balanced Institutional Class	683	(2,934)	(2,251)
Janus Aspen Balanced Service Class	1,849	(1,685)	164
Janus Aspen Enterprise Service Class	265	(968)	(703)
Janus Aspen Global Research Institutional Class	1,274	(4,167)	(2,893)
Janus Aspen Global Research Service Class	365	(3,238)	(2,873)
Janus Aspen Global Technology Service Class	58	(142)	(84)
LVIP Baron Growth Opportunities Standard Class	7,990	(656)	7,334
LVIP Baron Growth Opportunities Service Class	8,924	(4,010)	4,914
LVIP BlackRock Emerging Markets RPM Standard Class	10,678	(428)	10,250
LVIP BlackRock Equity Dividend RPM Standard Class	11,521	(2,390)	9,131
LVIP BlackRock Inflation Protected Bond Standard Class	18,869	(1,904)	16,965
LVIP Capital Growth Standard Class	6,514	(1,122)	5,392
LVIP Clarion Global Real Estate Standard Class	18,247	(6,254)	11,993
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	310	(103)	207
LVIP Delaware Bond Standard Class	61,576	(29,431)	32,145
LVIP Delaware Diversified Floating Rate Standard Class	15,113	(1,063)	14,050
LVIP Delaware Foundation Aggressive Allocation Standard Class	8,098	(1,609)	6,489
LVIP Delaware Growth and Income Standard Class	2,557	(1,383)	1,174
LVIP Delaware Social Awareness Standard Class	9,539	(626)	8,913
LVIP Delaware Special Opportunities Standard Class	8,676	(1,785)	6,891
LVIP Dimensional Non-U.S. Equity RPM Standard Class	13,052	(541)	12,511
LVIP Dimensional U.S. Equity RPM Standard Class	18,903	(628)	18,275
LVIP Dimensional/Vanguard Total Bond Standard Class	18,937	(7,631)	11,306
LVIP Global Income Standard Class	19,937	(3,890)	16,047
LVIP JPMorgan High Yield Standard Class	17,906	(1,782)	16,124
LVIP JPMorgan Mid Cap Value RPM Standard Class	6,976	(3,201)	3,775
LVIP Managed Risk Profile 2010 Standard Class	—	(7,524)	(7,524)
LVIP Managed Risk Profile 2020 Standard Class	143	(15,693)	(15,550)
LVIP Managed Risk Profile 2030 Standard Class	1,220	(3,272)	(2,052)
LVIP Managed Risk Profile 2040 Standard Class	327	(2,158)	(1,831)
LVIP Managed Risk Profile Conservative Standard Class	2,829	(317)	2,512
LVIP Managed Risk Profile Growth Standard Class	33,142	(22,836)	10,306
LVIP Managed Risk Profile Moderate Standard Class	32,862	(21,896)	10,966
LVIP MFS International Growth Standard Class	7,724	(1,048)	6,676
LVIP MFS Value Standard Class	25,141	(10,462)	14,679
LVIP Mid-Cap Value Standard Class	4,494	(2,760)	1,734
LVIP Mondrian International Value Standard Class	9,579	(10,202)	(623)
LVIP Money Market Standard Class	381,264	(310,774)	70,490
LVIP SSgA Bond Index Standard Class	11,044	(8,338)	2,706
LVIP SSgA Conservative Index Allocation Standard Class	79	(13,036)	(12,957)
LVIP SSgA Conservative Structured Allocation Standard Class	252	(21)	231
LVIP SSgA Developed International 150 Standard Class	1,599	(1,070)	529
LVIP SSgA Emerging Markets 100 Standard Class	9,613	(3,735)	5,878
LVIP SSgA Global Tactical Allocation RPM Standard Class	7,802	(32,890)	(25,088)
LVIP SSgA International Index Standard Class	2,808	(166)	2,642
LVIP SSgA Large Cap 100 Standard Class	4,455	(1,602)	2,853
LVIP SSgA Moderate Index Allocation Standard Class	17,243	(1,512)	15,731
LVIP SSgA Moderate Structured Allocation Standard Class	24,527	(11,339)	13,188
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	7,782	(1,412)	6,370
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	32,996	(496)	32,500

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSgA S&P 500 Index Standard Class	37,444	(10,322)	27,122
LVIP SSgA Small-Cap Index Standard Class	8,261	(4,352)	3,909
LVIP SSgA Small-Mid Cap 200 Standard Class	6,013	(370)	5,643
LVIP T. Rowe Price Growth Stock Standard Class	2,874	(2,675)	199
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	6,902	(906)	5,996
LVIP Templeton Growth RPM Standard Class	3,355	(773)	2,582
LVIP UBS Large Cap Growth RPM Standard Class	1,189	(1,013)	176
LVIP Vanguard Domestic Equity ETF Standard Class	2,933	(298)	2,635
LVIP Vanguard International Equity ETF Standard Class	13,224	(1,341)	11,883
M Capital Appreciation	25	(28)	(3)
M International Equity	80	(45)	35
M Large Cap Growth	62	(28)	34
M Large Cap Value	72	(46)	26
MFS VIT Core Equity Initial Class	101	(13)	88
MFS VIT Growth Initial Class	7,110	(12,978)	(5,868)
MFS VIT Total Return Initial Class	13,339	(14,860)	(1,521)
MFS VIT Utilities Initial Class	11,471	(5,159)	6,312
NB AMT Large Cap Value I Class	135	(658)	(523)
NB AMT Mid Cap Growth I Class	18,895	(9,473)	9,422
NB AMT Mid Cap Intrinsic Value I Class	3,714	(3,901)	(187)
PIMCO VIT CommodityRealReturn Strategy Administrative Class	30,451	(2,698)	27,753
Putnam VT Global Health Care Class IB	350	(292)	58
Putnam VT Growth & Income Class IB	12	(31)	(19)
Templeton Foreign VIP Class 1	1,275	(1,568)	(293)
Templeton Foreign VIP Class 2	631	(1,872)	(1,241)
Templeton Global Bond VIP Class 1	3,850	(5,859)	(2,009)
Templeton Growth VIP Class 1	2,047	(2,742)	(695)
Templeton Growth VIP Class 2	776	(2,364)	(1,588)

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors of Lincoln Life & Annuity Company of New York
and

Contract Owners of Lincoln Life & Annuity Flexible Premium Variable Life Account M

We have audited the accompanying statements of assets and liabilities of Lincoln Life & Annuity Flexible Premium Variable Life Account M ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2014, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life & Annuity Flexible Premium Variable Life Account M at December 31, 2014, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
April 1, 2015

PART C - OTHER INFORMATION
Item 26. EXHIBITS
(a)	Resolution of the Board of Directors of Lincoln Life & Annuity Company of New York and related documents authorizing establishment of the Account.(1)
(b)	N/A
(c)	(1)	Principal Underwriting Agreement between Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc.(2)
(d)	(1)	Policy Form LN698 NY.(9)
(2)	Change of Insured Rider—Policy Form LR496 NY(3)
(3)	Overloan Protection Rider—Policy Form LR540(5)
(4)	Waiver of Monthly Deduction Rider—Policy Form LR436 LNY, LR437 LNY(6)
(5)	Exec Enhanced Surrender Value Rider—Policy Form LR547 NY (Filed Herewith)
(e)	(1)	Application—Policy Form LFF06300-18(9)
(2)	Addendum to Application—Policy Forms: LFF06301-18, LFF06302-18, LFF06303-18, LFF06304-18, LFF06305-18, LFF06306-18, LFF06307-18(9)
(f)	(1)	Articles of Incorporation of Lincoln Life & Annuity Company of New York.(8)
(2)	Bylaws of Lincoln Life & Annuity Company of New York.(8)
(g)	Form of Reinsurance Contracts(5)
(h)	Fund Participation Agreements, and amendments thereto, between Lincoln Life & Annuity Company of New York and:
(1)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (13)
(2)	AllianceBernstein Variable Products Series Fund, Inc. (Filed Herewith)
(3)	American Century Variable Portfolios II, Inc. (7)
(4)	American Funds Insurance Series (4)
(5)	BlackRock Variable Series Funds, Inc. (7)
(6)	Delaware VIP Trust (Filed Herewith)
(7)	Deutsche Variable Series II (4)
(8)	Fidelity Variable Insurance Products (Filed Herewith)
(9)	Franklin Templeton Variable Insurance Products Trust (Filed Herewith)
(10)	Goldman Sachs Variable Insurance Trust (4)
(11)	Janus Aspen Series(12)
(12)	JPMorgan Insurance Trust (4)
(13)	Legg Mason Partners Variable Equity Trust (Filed Herewith)
(14)	Lincoln Variable Insurance Products Trust (Filed Herewith)
(15)	M Funds (13)
(16)	MFS Variable Insurance Trust (Filed Herewith)
(17)	Morgan Stanley/UIF (Filed Herewith)
(18)	Oppenheimer Variable Account Funds (Filed Herewith)
(19)	PIMCO Variable Insurance Trust (4)
(20)	Putnam Variable Trust (Filed Herewith)
(i)	(1)	Accounting and Financial Administrative Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York(10).

(2)	Amended and Restated Service Agreement by and between Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company, effective January 1, 2004.(11)
(j)	Not applicable.
(k)	Opinion and Consent of John L. Reizian, Esquire (Filed Herewith)
(l)	Not Applicable.
(m)	Not Applicable.
(n)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(o)	Not applicable.
(p)	Not applicable.
(q)	Compliance Procedures (4)

(1)	Incorporated by reference to Registration Statement on Form N-8B-2 (File No. 811-08651) filed on February 11, 1998.
(2)	Incorporated by reference to Post-Effective Amendment No. 1 on Form N-4 (File No. 333-145531) filed on November 16, 2007.
(3)	Incorporated by reference to Post-Effective Amendment No. 7 on Form S-6 (File No. 333-42507) filed on April 20, 2001.
(4)	Incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(5)	Incorporated by reference to Registration Statement on Form N-6 (File No. 333-148917) filed on January 29, 2008
(6)	Incorporated by reference to Registration Statement on Form S-6 (File No. 333-42507) filed on December 17, 1997.
(7)	Incorporated by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.
(8)	Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2, 2007.
(9)	Incorporated by reference to Registration Statement on Form N-6 (File No. 333-155333) filed on November 13, 2008.
(10)	Incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(11)	Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-84684) filed on April 7, 2004.
(12)	Incorporated by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-155333) filed on April 1, 2010.
(13)	Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.

Item 27. Directors and Officers of the Depositor
Name	Positions and Offices with Depositor
Dennis R. Glass**	President and Director
Ellen G. Cooper**	Executive Vice President, Chief Investment Officer and Director
Randal J. Freitag**	Executive Vice President, Chief Financial Officer and Director
George W. Henderson, III Granville Capital 300 North Greene Street Greensboro, NC 27401	Director
Mark E. Konen**	Executive Vice President and Director
M. Leanne Lachman 870 United Nations Plaza, #19-E New York, NY 10017	Director
Louis G. Marcoccia Senior Vice President Syracuse University Crouse-Hinds Hall, Suite 620 900 South Crouse Avenue Syracuse, NY 13244	Director
Patrick S. Pittard 20 Cates Ridge Atlanta, GA 30327	Director
Robert O. Sheppard*	Second Vice President, Secretary and General Counsel
*	Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202
**	Principal business address is 150 Radnor Chester Road, Radnor, PA 19087
***	Principal business address is 100 North Greene Street, Greensboro, NC 27401
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (Incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.)
Item 29. Indemnification
(a)	Brief description of indemnification provisions:
In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln New York.
Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.
(b)	Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a)	Lincoln Financial Distributors, Inc. currently serves as Principal Underwriter for; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life Insurance; LLANY Separate Account S for Flexible Premium Variable Life Insurance; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.
(b)	Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter
Wilford H. Fuller*	President, Chief Executive Officer and Director
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Elizabeth M. O’Brien*	Senior Vice President and Director
Thomas O’Neill*	Senior Vice President, Chief Operating Officer and Director
Carl R. Pawsat***	Interim Financial and Operation Principal
Nancy A. Smith*	Secretary
*	Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087
**	Principal business address is 350 Church Street, Hartford, CT 06103
***	Principal business address is 100 North Greene Street, Greensboro, NC 27401
(c)	N/A
Item 31. Location of Accounts and Records
Books of Account and corporate records are maintained by Lincoln Life & Annuity Company of New York, 100 Madison Street, Suite 1860, Syracuse, New York 13202. All other accounts, books, and documents, except accounting records, required to be maintained by the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.
Item 32. Management Services
Not Applicable.
Item 33. Fee Representation
Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life & Annuity Flexible Premium Variable Life Account M, has duly caused this Post-Effective Amendment Number 19 to the Registration Statement (File No.: 333-155333; 811-08559; CIK: 0001051629) on Form N-6 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford and State of Connecticut, on the 1st day of April, 2015.  Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

Lincoln Life & Annuity Flexible Premium Variable Life Account M
(Registrant)

By:	/s/ Joshua Durand
Joshua Durand
Vice President
Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York
(Depositor)

By:	/s/ Joshua Durand
Joshua Durand
Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment Number 19 to the Registration Statement on Form N-6 (File No.: 333-155333; 811-08559; CIK: 0001051629) has been signed below on April 1, 2015 by the following persons, as officers and directors of the Depositor, in the capacities indicated:

Signature	Title

/s/ Dennis R. Glass *	President
Dennis R. Glass

/s/ Ellen G. Cooper *	Executive Vice President, Chief Investment Officer and
Ellen G. Cooper	Director

/s/ Randal J. Freitag *	Executive Vice President, Chief Financial Officer and Director
Randal J. Freitag

/s/ George W. Henderson, III *	Director
George W. Henderson, III

/s/ Mark E. Konen *	Executive Vice President and Director
Mark E. Konen

/s/ M. Leanne Lachman *	Director
M. Leanne Lachman

/s/ Louis G. Marcoccia *	Director
Louis G. Marcoccia

/s/ Patrick S. Pittard *	Director
Patrick S. Pittard

*By:	/s/ John L. Reizian
John L. Reizian
Attorney-in-Fact, pursuant to a Power-
of-Attorney filed with this Registration
Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Lincoln Life & Annuity Flexible Premium Variable Life Account M: File No. 333-141782, 333-141788, 333-141789, 333-141785, 333-141790, 333-141779, 333-141767, 333-141771, 333-141775, 333-148917; 333-155333; 333-170383; 811-08559

LLANY Separate Account R for Flexible Premium Variable Life: File No. 333-141780, 333-141784, 333-141786, 333-141768, 333-141772, 333-141776; 333-149053; 811-08651

LLANY Separate Account S for Flexible Premium Variable Life: File No. 333-141777, 333-141773, 333-141769; 811-09257

Lincoln Life & Annuity Flexible Premium Variable Life Account Y: File No. 333-141781, 333-141783, 333-141787, 333-141770, 333-141774, 333-141778; 333-159954, 811-21029

Lincoln Life & Annuity Flexible Variable Life Account JA-B: 033-77496; 811-08470

Variable Annuities Separate Accounts:

Lincoln Life & Annuity Variable Annuity Account H: 333-141756, 333-141758, 333-141761, 333-141754, 333-141763, 333-141766, 333-171097; 333-176216; 333-181617; 811-08441

Lincoln Life & Annuity Variable Annuity Account L: 333-141755; 811-07785

Lincoln New York Account N for Variable Annuities: 333-141752, 333-141757, 333-141759, 333-141760, 333-141762, 333-145531, 333-149449; 333-171096; 333-175691; 333-176213; 333-181616; 333-186895; 333-193276; 333-193277; 333-193278; 811-09763

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title

/s/ Dennis R. Glass	President and Director
Dennis R. Glass

/s/ Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
Ellen Cooper

/s/ Randal J. Freitag	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ George W. Henderson, III	Director
George W. Henderson, III

/s/ Mark E. Konen	Executive Vice President and Director
Mark E. Konen

/s/ M. Leanne Lachman	Director
M. Leanne Lachman

/s/ Louis G. Maroccia	Director
Louis G. Marcoccia

/s/ Patrick S. Pittard	Director
Patrick S. Pittard

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
Delson R. Campbell

/s/ Scott C. Durocher
Scott C. Durocher

/s/ Kimberly A. Genovese
Kimberly A. Genovese

/s/ Daniel P. Herr
Daniel P. Herr

/s/ Donald E. Keller
Donald E. Keller

/s/ Brian A. Kroll
Brian A. Kroll

/s/ John L. Reizian
John L. Reizian

/s/ Lawrence A. Samplatsky
Lawrence A. Samplatsky

/s/ Stephen R. Turer
Stephen R. Turer

/s/ John D. Weber
John D. Weber

Version:  March 2015